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SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934
(Amendment No.    )

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☒	Definitive Proxy Statement
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☐	Soliciting Material Pursuant to § 240.14a-12
RIGEL PHARMACEUTICALS, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement if Other Than the Registrant)

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RIGEL PHARMACEUTICALS, INC.
1180 Veterans Boulevard
South San Francisco, California 94080

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To Be Held On May 31, 2007

DEAR STOCKHOLDER:

        You are cordially invited to attend the Annual Meeting of Stockholder of RIGEL PHARMACEUTICALS, INC., a Delaware corporation (the "Company"). The meeting will be held on Thursday, May 31, 2007 at 10:00 a.m. local time at Rigel's executive offices, located at 1180 Veterans Boulevard, South San Francisco, California 94080 for the following purposes:

  1.
  To elect three directors to hold office until the 2010 Annual Meeting of Stockholders.

  2.
  To approve an amendment to the Company's 2000 Equity Incentive Plan (the "2000 Plan") to increase the number of shares authorized for issuance under the 2000 Plan to an aggregate total of 8,410,403.

  3.
  To approve an amendment to the Company's 2000 Non-Employee Directors' Stock Plan (the "Directors Plan") to increase the number of shares authorized for issuance under the Directors Plan to an aggregate total of 435,000.

  4.
  To approve an amendment to the Company's 2000 Employee Stock Purchase Plan (the "Purchase Plan") to (i) increase the number of shares authorized for purchase under the Purchase Plan to an aggregate total of 1,964,062 and (ii) terminate the provision providing for an annual increase to the Purchase Plan pursuant to Section 3(a) of the Purchase Plan effective January 1, 2008.

  5.
  To ratify the selection by the Audit Committee of the Board of Directors of Ernst & Young LLP as the independent registered public accounting firm of the Company for its fiscal year ending December 31, 2007.

  6.
  To conduct any other business properly brought before the meeting.

        These items of business are more fully described in the Proxy Statement accompanying this Notice.

        The record date for the Annual Meeting is March 22, 2007. Only Stockholders of record at the close of business on that date may vote at the meeting or any adjournment thereof.

By Order of the Board of Directors

Dolly Vance Secretary
South San Francisco, California April 5, 2007

YOU ARE CORDIALLY INVITED TO ATTEND THE MEETING IN PERSON. WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, PLEASE COMPLETE, DATE, SIGN AND RETURN THE ENCLOSED PROXY, OR VOTE OVER THE TELEPHONE OR THE INTERNET AS INSTRUCTED IN THESE MATERIALS, AS PROMPTLY AS POSSIBLE IN ORDER TO ENSURE YOUR REPRESENTATION AT THE MEETING. A RETURN ENVELOPE (WHICH IS POSTAGE PREPAID IF MAILED IN THE UNITED STATES) IS ENCLOSED FOR YOUR CONVENIENCE. EVEN IF YOU HAVE VOTED BY PROXY, YOU MAY STILL VOTE IN PERSON IF YOU ATTEND THE MEETING. PLEASE NOTE, HOWEVER, THAT IF YOUR SHARES ARE HELD OF RECORD BY A BROKER, BANK OR OTHER NOMINEE AND YOU WISH TO VOTE AT THE MEETING, YOU MUST OBTAIN A PROXY ISSUED IN YOUR NAME FROM THAT RECORD HOLDER.

RIGEL PHARMACEUTICALS, INC.
1180 Veterans Boulevard
South San Francisco, California 94080

PROXY STATEMENT

FOR THE 2007 ANNUAL MEETING OF STOCKHOLDERS

May 31, 2007

QUESTIONS AND ANSWERS ABOUT THIS PROXY MATERIAL AND VOTING

WHY AM I RECEIVING THESE MATERIALS?

        We have sent you this proxy statement and the enclosed proxy card because the Board of Directors of Rigel Pharmaceuticals, Inc. (sometimes referred to as the "Company" or "Rigel") is soliciting your proxy to vote at the 2007 Annual Meeting of Stockholders. You are invited to attend the annual meeting to vote on the proposals described in this proxy statement. However, you do not need to attend the meeting to vote your shares. Instead, you may simply complete, sign and return the enclosed proxy card, or follow the instructions below to submit your proxy over the telephone or on the Internet.

        The Company intends to mail this proxy statement and accompanying proxy card on or about April 5, 2007 to all stockholders of record entitled to vote at the annual meeting.

WHO CAN VOTE AT THE ANNUAL MEETING?

        Only stockholders of record at the close of business on March 22, 2007 will be entitled to vote at the annual meeting. On this record date, there were 25,186,404 shares of common stock outstanding and entitled to vote.

  Stockholder of Record: Shares Registered in Your Name

        If on March 22, 2007 your shares were registered directly in your name with our transfer agent, Wells Fargo Bank, N.A., then you are a stockholder of record. As a stockholder of record, you may vote in person at the meeting or vote by proxy. Whether or not you plan to attend the meeting, we urge you to fill out and return the enclosed proxy card or vote by proxy over the telephone or on the Internet as instructed below to ensure your vote is counted.

  Beneficial Owner: Shares Registered in the Name of a Broker or Bank

        If on March 22, 2007 your shares were held, not in your name, but rather in an account at a brokerage firm, bank, dealer, or other similar organization, then you are the beneficial owner of shares held in "street name" and these proxy materials are being forwarded to you by that organization. The organization holding your account is considered to be the stockholder of record for purposes of voting at the annual meeting. As a beneficial owner, you have the right to direct your broker or other agent regarding how to vote the shares in your account. You are also invited to attend the annual meeting. However, since you are not the stockholder of record, you may not vote your shares in person at the meeting unless you request and obtain a valid proxy from your broker or other agent.

WHAT AM I VOTING ON?

        There are five matters scheduled for a vote:

  •
  Election of three directors;

  •
  Approval of an amendment to the Company's 2000 Plan to increase the number of shares authorized for issuance under the 2000 Plan to an aggregate total of 8,410,403 shares;

  •
  Approval of an amendment to the Company's Directors' Plan to increase the number of shares authorized for issuance under the Directors Plan to an aggregate total of 435,000 shares;

  •
  Approval of an amendment to the Company's Purchase Plan to (ii) increase the number of shares authorized for purchase under the Purchase Plan to an aggregate total of 1,964,062 shares and (ii) terminate the provision providing for an annual increase to the Purchase Plan pursuant to Section 3(a) of the Purchase Plan effective January 1, 2008; and

  •
  Ratification of Ernst & Young LLP as the independent registered public accounting firm of the Company for its fiscal year ending December 31, 2007.

HOW DO I VOTE?

        You may either vote "For" all the nominees to the Board of Directors or you may "Withhold" your vote for any nominee you specify. For each of the other matters to be voted on, you may vote "For" or "Against" or abstain from voting. The procedures for voting are fairly simple:

  Stockholder of Record: Shares Registered in Your Name

        If you are a stockholder of record, you may vote in person at the annual meeting, vote by proxy using the enclosed proxy card, vote by proxy over the telephone, or vote by proxy on the Internet. Whether or not you plan to attend the meeting, we urge you to vote by proxy to ensure your vote is counted. You may still attend the meeting and vote in person even if you have already voted by proxy.

  •
  To vote in person, come to the annual meeting and we will give you a ballot when you arrive.

  •
  To vote using the proxy card, simply complete, sign and date the enclosed proxy card and return it promptly in the envelope provided. If you return your signed proxy card to us before the annual meeting, we will vote your shares as you direct.

  •
  To vote over the telephone, dial toll-free 1-800-560-1965 using a touch-tone phone and follow the recorded instructions. You will be asked to provide the company number and control number from the enclosed proxy card. Your vote must be received by 12:00 noon, Central Time on May 30, 2007 to be counted.

  •
  To vote on the Internet, go to http://www.eproxy.com/rigl to complete an electronic proxy card. You will be asked to provide the company number and control number from the enclosed proxy card. Your vote must be received by 12:00 noon, Central Time on May 30, 2007 to be counted.

  Beneficial Owner: Shares Registered in the Name of Broker or Bank

        If you are a beneficial owner of shares registered in the name of your broker, bank, or other agent, you should have received a proxy card and voting instructions with these proxy materials from that organization rather than from Rigel. Simply complete and mail the proxy card to ensure that your vote is counted. Alternatively, you may vote by telephone or over the Internet as instructed by your broker or bank. To vote in person at the annual meeting, you must obtain a valid proxy from your broker, bank, or other agent. Follow the instructions from your broker or bank included with these proxy materials, or contact your broker or bank to request a proxy form.

WE PROVIDE INTERNET PROXY VOTING TO ALLOW YOU TO VOTE YOUR SHARES ON-LINE, WITH PROCEDURES DESIGNED TO ENSURE THE AUTHENTICITY AND CORRECTNESS OF YOUR PROXY VOTE INSTRUCTIONS. HOWEVER, PLEASE BE AWARE THAT YOU MUST BEAR ANY COSTS ASSOCIATED WITH YOUR INTERNET ACCESS, SUCH AS USAGE CHARGES FROM INTERNET ACCESS PROVIDERS AND TELEPHONE COMPANIES.

HOW MANY VOTES DO I HAVE?

        On each matter to be voted upon, you have one vote for each share of common stock you own as of March 22, 2007.

WHAT IF I RETURN A PROXY CARD BUT DO NOT MAKE SPECIFIC CHOICES?

        If you return a signed and dated proxy card without marking any voting selections, your shares will be voted: (a) "For" the election of all three nominees for director; (b) "For" approval of an amendment to the Company's 2000 Equity Incentive Plan to increase the number of shares authorized for issuance under the 2000 Plan to an aggregate total of 8,410,403 shares; (c) "For" approval of an amendment to the Company's 2000 Non-Employee Directors' Stock Plan to increase the number of shares authorized for issuance under the Directors Plan to an aggregate total of 435,000 shares; (d) "For" approval of an amendment to the Company's 2000 Employee Stock Purchase Plan to (i) increase the number of shares authorized for purchase under the Purchase Plan to an aggregate total of 1,964,062 shares and (ii) terminate the provision providing for an annual increase to the Purchase Plan pursuant to Section 3(a) of the Purchase Plan effective January 1, 2008; and (e) "For" ratification of Ernst & Young LLP as the independent registered public accounting firm of the Company for its fiscal year ending December 31, 2007. If any other matter is properly presented at the meeting, your proxyholder (one of the individuals named on your proxy card) will vote your shares using his or her best judgment.

WHO IS PAYING FOR THIS PROXY SOLICITATION?

        We will pay for the entire cost of soliciting proxies. In addition to these mailed proxy materials, our directors and employees may also solicit proxies in person, by telephone, or by other means of communication. Directors and employees will not be paid any additional compensation for soliciting proxies. We will also reimburse brokerage firms, banks and other agents for the cost of forwarding proxy materials to beneficial owners.

WHAT DOES IT MEAN IF I RECEIVE MORE THAN ONE PROXY CARD?

        If you receive more than one proxy card, your shares are registered in more than one name or are registered in different accounts. Please complete, sign and return each proxy card to ensure that all of your shares are voted.

CAN I CHANGE MY VOTE AFTER SUBMITTING MY PROXY?

        Yes. You can revoke your proxy at any time before the final vote at the meeting. If you are the record holder of your shares, you may revoke your proxy in any one of three ways:

  •
  You may submit another properly completed proxy card with a later date.

  •
  You may send a timely written notice that you are revoking your proxy to Rigel's Secretary at 1180 Veterans Boulevard, South San Francisco, California 94080.

  •
  You may attend the annual meeting and vote in person. Simply attending the meeting will not, by itself, revoke your proxy.

If your shares are held by your broker or bank as a nominee or agent, you should follow the instructions provided by your broker or bank.

WHEN ARE STOCKHOLDER PROPOSALS DUE FOR NEXT YEAR'S ANNUAL MEETING?

        To be considered for inclusion in next year's proxy materials, your proposal must be submitted in writing by December 7, 2007, to Rigel's Secretary at 1180 Veterans Boulevard, South San Francisco, California 94080. If you wish to submit a proposal that is not to be included in next year's proxy materials or nominate a director, you must do so not later than the close of business on March 2, 2008 nor earlier than the close of business on February 1, 2008. You are also advised to review the Company's Bylaws, which contain additional requirements about advance notice of stockholder proposals and director nominations.

HOW ARE VOTES COUNTED?

        Votes will be counted by the inspector of election appointed for the meeting, who will separately count "For" and "Withhold" and, with respect to proposals other than the election of directors, "Against" votes, abstentions and broker non-votes. Abstentions will be counted towards the vote total for each proposal, and will have the same effect as "Against" votes. Broker non-votes have no effect and will not be counted towards the vote total for any proposal.

WHAT ARE "BROKER NON-VOTES"?

        Broker non-votes occur when a beneficial owner of shares held in "street name" does not give instructions to the broker or nominee holding the shares as to how to vote on matters deemed "non-routine." Generally, if shares are held in street name, the beneficial owner of the shares is entitled to give voting instructions to the broker or nominee holding the shares. If the beneficial owner does not provide voting instructions, the broker or nominee can still vote the shares with respect to matters that are considered to be "routine," but not with respect to "non-routine" matters. Under the rules and interpretations of the New York Stock Exchange ("NYSE"), "non-routine" matters are generally those involving a contest or a matter that may substantially affect the rights or privileges of shareholders, such as mergers or shareholder proposals.

HOW MANY VOTES ARE NEEDED TO APPROVE EACH PROPOSAL?

  •
  In January 2007, our Board amended our Bylaws to adopt a majority vote standard for non-contested director elections. Because the number of nominees properly nominated for the annual meeting is the same as the number of directors to be elected, the annual meeting is a non-contested election. Each nominee must be elected by a majority of the votes cast. If the number of votes "For" a nominee exceeds the number of votes "Withheld" (among votes properly cast in person or by proxy), then the nominee will be elected.

  •
  To be approved, Proposal No. 2, an amendment to the Company's 2000 Equity Incentive Plan to increase the number of shares authorized for issuance under the 2000 Plan to an aggregate total of 8,410,403 shares, must receive "For" votes from the holders of a majority of shares present and entitled to vote either in person or by proxy. If you "Abstain" from voting, it will have the same effect as an "Against" vote. Broker non-votes will have no effect.

  •
  To be approved, Proposal No. 3, an amendment to the Company's 2000 Non-Employee Directors' Stock Plan to increase the number of shares authorized for issuance under the Directors Plan to an aggregate total of 435,000 shares, must receive "For" votes from the holders of a majority of shares present and entitled to vote either in person or by proxy. If you "Abstain" from voting, it will have the same effect as an "Against" vote. Broker non-votes will have no effect.

  •
  To be approved, Proposal No. 4, an amendment to the Company's 2000 Employee Stock Purchase Plan to (i) increase the number of shares authorized for purchase under the Purchase Plan to an aggregate total of 1,964,062 shares and (ii) terminate the provision providing for an annual increase to the Purchase Plan pursuant to Section 3(a) of the Purchase Plan effective January 1, 2008, must receive "For" votes from the holders of a majority of shares present and entitled to vote either in person or by proxy. If you "Abstain" from voting, it will have the same effect as an "Against" vote. Broker non-votes will have no effect.

  •
  To be approved, Proposal No. 5, ratification of Ernst & Young LLP as the independent registered public accounting firm of the Company for its fiscal year ending December 31, 2007, must receive "For" votes from the holders of a majority of shares present and entitled to vote either in person or by proxy. If you "Abstain" from voting, it will have the same effect as an "Against" vote. Broker non-votes will have no effect.

WHAT IS THE QUORUM REQUIREMENT?

        A quorum of stockholders is necessary to hold a valid meeting. A quorum will be present if stockholders holding at least a majority of the outstanding shares are present at the meeting in person or represented by proxy. On the record date, there were 25,186,404 shares outstanding and entitled to vote. Thus, the holders of 12,593,203 shares must be present in person or represented by proxy at the meeting or by proxy to have a quorum.

        Your shares will be counted towards the quorum only if you submit a valid proxy (or one is submitted on your behalf by your broker, bank or other nominee) or if you vote in person at the meeting. Abstentions and broker non-votes will be counted towards the quorum requirement. If there is no quorum, the holders of a majority of shares present at the meeting in person or represented by proxy may adjourn the meeting to another date.

HOW CAN I FIND OUT THE RESULTS OF THE VOTING AT THE ANNUAL MEETING?

        Preliminary voting results will be announced at the annual meeting. Final voting results will be published in the Company's quarterly report on Form 10-Q for the second quarter of 2007.

PROPOSAL 1

ELECTION OF DIRECTORS

        Rigel's Board of Directors is divided into three classes. Each class has a three-year term. Vacancies on the Board may be filled only by persons elected by a majority of the remaining directors. A director elected by the Board to fill a vacancy in a class, including vacancies created by an increase in the number of directors, shall serve for the remainder of the full term of that class and until the director's successor is elected and qualified.

        The Board of Directors presently has nine members. There are three directors in the class whose term of office expires in 2007. Each of the nominees listed below, except for Mr. Goodwin, is currently a director of the Company who was previously elected by the stockholders. Mr. Goodwin was identified as a candidate by Mr. Hollings Renton and Dr. Stephen Sherwin and recommended for election to the Company's Board by our Corporate Governance and Nominating Committee. If elected at the annual meeting, each of these nominees would serve until the 2010 annual meeting and until his or her successor is elected and has qualified, or, if sooner, until the director's death, resignation or removal. It is the Company's policy to encourage directors and nominees for director to attend the Annual Meeting. A majority of the directors attended the 2006 Annual Meeting of Stockholders.

        As a part of our continuing process of enhancing corporate governance procedures and in order to provide our stockholders with a more meaningful role in the outcome of the election of directors, in January 2007, our Board amended our Bylaws to adopt a majority vote standard for non-contested director elections. In a contested election, which is an election in which the number of nominees exceeds the number of directors to be elected, our directors will be elected by a plurality of the shares represented in person or by proxy at any such meeting and entitled to vote on the election of directors at that meeting. Our Bylaws now provide that in a non-contested election if the votes cast "For" an incumbent director do not exceed the number of votes "Withheld", such incumbent director shall promptly tender his resignation to the Board. The Nominating and Corporate Governance Committee will review the circumstances surrounding the "Withheld" vote and promptly make a recommendation to the Board on whether to accept or reject the resignation or whether other action should be taken. In making its decision, the Board will evaluate the best interests of Rigel and our stockholders and will consider all factors and relevant information. The Board will act on the Nominating and Corporate Governance Committee's recommendation and publicly disclose its decision as well as the rationale behind it within 90 days from the date of certification of the stockholder vote. The director who tenders his resignation will not participate in the Board's or the Nominating and Corporate Governance Committee's decisions.

        The following is a brief biography of each nominee and each director whose term will continue after the annual meeting.

NOMINEES FOR ELECTION FOR A THREE-YEAR TERM EXPIRING AT THE 2010 ANNUAL MEETING

        Jean Deleage, Ph.D., age 66, joined us as a director in January 1997. Dr. Deleage is a founder and has been a managing director of Alta Partners, a venture capital firm investing in information technologies and life science companies since 1996. In 1979, Dr. Deleage founded Burr, Egan, Deleage & Co., a venture capital firm. Dr. Deleage was a founder of Sofinnova, a venture capital organization in France, and Sofinnova, Inc., the U.S. subsidiary of Sofinnova. Dr. Deleage currently serves on the Board of Directors of IDM Pharma, Inc., Innate Pharma SA, Kosan Biosciences Incorporated, LifeCycle Pharma A/S, and is Chairman of the Board of TorreyPines Therapeutics, Inc. Dr. Deleage received a Baccalaureate in France, a Masters Degree in electrical engineering from the Ecole Superieure d'Electricite and a Ph.D. in economics from the Sorbonne.

        Peter S. Ringrose, Ph.D., age 61, joined us as a director in February 2005. Dr. Ringrose's experience in the pharmaceutical industry spans more than 30 years and includes key leadership positions as Senior Vice President for Worldwide Drug Discovery and Medicinal R & D Europe at Pfizer Inc, a pharmaceutical company, and Division Director of Chemotherapy, Infectious Diseases and Molecular Sciences at the Sandoz Research Institute in Vienna, Austria. In 2002, Dr. Ringrose retired from Bristol-Myers Squibb, a pharmaceutical company, where he served as Chief Scientific Officer from January 2000 to December 2002, as well as President of the Pharmaceutical Research Institute from January 1997 to December 2002. Dr. Ringrose is currently chair of the Biotechnology and Biological Sciences Research Council (UK). He was a nonexecutive director of Cambridge Antibody Technology until its acquisition by AstraZeneca in June 2006. He is a non-executive director of Astex Therapeutics and serves on the scientific advisory board of Schering Plough, Cempra Pharmaceuticals and Accenture Inc. Dr. Ringrose also served on the board of governors for the New York Academy of Sciences from 1999 to 2005 and is a council member of the Foundation for Science and Technology in the United Kingdom. Dr. Ringrose received a B.S., an M.A. and a Ph.D. from the University of Cambridge.

        Bradford S. Goodwin, age 52, joined us as a director in January 2007. Mr. Goodwin is currently a director of PDL BioPharma and until its sale in early 2007 he was also the Chairman of the Board of CoTherix, Inc., a public-traded company focused on pulmonary arterial hypertension. From 2001 to 2006, he was Chief Executive Officer and Director of Novacea, Inc., a publicly-held biopharmaceutical company focused on in-licensing, developing and commercializing novel therapies for cancer. Prior to Novacea, Mr. Goodwin was President, Chief Operating Officer and Founder of Collabra Pharma, a company focused on pharmaceutical product licensing and development. Before starting Collabra, he held various senior executive positions with Genentech, Inc., including Vice President of Finance. After becoming a CPA while working as an auditor at PricewaterhouseCoopers, he served on expert advisory committees of the American Institute of Certified Public Accountants, the Financial Accounting Standards Board and the International Accounting Standards Board. Mr. Goodwin holds a BS in business administration from the University of California, Berkeley.

THE BOARD OF DIRECTORS RECOMMENDS
A VOTE IN FAVOR OF EACH NAMED NOMINEE.

DIRECTORS CONTINUING IN OFFICE UNTIL THE 2008 ANNUAL MEETING

        Walter H. Moos, Ph.D., age 52, joined us as a director in March 1997. In March 2005, Dr. Moos joined SRI International, an independent nonprofit research institute, as Vice President of the biosciences division. From 1997 to 2004, Dr. Moos served as the Chairman and Chief Executive Officer of MitoKor, Inc., a biotechnology company. From 1991 to 1997, he served as Corporate Vice President and Vice President, Research and Development in the Technologies Division of Chiron Corporation, a biotechnology company. From 1982 to 1991, Dr. Moos held several positions at the Parke-Davis Pharmaceutical Research Division of the Warner-Lambert Company, last holding the position of Vice President, Neuroscience and Biological Chemistry. He has been an Adjunct Professor at the University of California, San Francisco, since 1992. Dr. Moos serves on the Board of Directors of MIGENIX Inc. (formed through the merger of MitoKor Inc. and Micrologix Biotech Inc.), a biotechnology company. Dr. Moos holds an A.B. from Harvard University and a Ph.D. in chemistry from the University of California, Berkeley.

        Hollings C. Renton, age 60, joined us as a director in January 2004. Since June 2000, Mr. Renton has served as Chairman of the Board of Onyx Pharmaceuticals, Inc., where he has also served as President and Chief Executive Officer since March 1993 and a director since April 1992. Prior to joining Onyx, Mr. Renton was the President and Chief Operating Officer of Chiron Corporation. He assumed that position in 1991 on Chiron's acquisition of Cetus Corporation, where he had been President since 1990 and Chief Operating Officer since 1987. He joined Cetus in 1981 and was Chief

Financial Officer from 1983 to 1987. He holds an M.B.A. from the University of Michigan and a B.S. in mathematics from Colorado State University. Mr. Renton also serves as a member of the boards of directors of Cepheid, the Biotechnology Industry Organization (BIO), and Special Olympics Northern California.

        Stephen A. Sherwin, M.D., age 58, joined us as a director in March 2000. Since March 1990, he has served as Chief Executive Officer and director of Cell Genesys, Inc., and as Chairman of the Board of Cell Genesys since March 1994. From March 1990 to August 2001, Dr. Sherwin held the additional position of President of Cell Genesys. From 1983 to 1990, Dr. Sherwin held various positions at Genentech Inc., a biopharmaceutical company, most recently as Vice President, Clinical Research. Dr. Sherwin currently serves as Chairman of the Board of Ceregene, Inc., a former subsidiary of Cell Genesys, which he co-founded in 2001, and as a director of Neurocrine Biosciences, Inc. and as a director and treasurer of the Biotechnology Industry Organization (BIO). He was also a co-founder of Abgenix, Inc., a former subsidiary of Cell Genesys which is now part of Amgen, Inc. Dr. Sherwin received his M.D. from Harvard Medical School and his B.A. from Yale University.

DIRECTORS CONTINUING IN OFFICE UNTIL THE 2009 ANNUAL MEETING

        James M. Gower, age 58, has been our Chairman of the Board and Chief Executive Officer since October 2001. Mr. Gower joined us as our President, Chief Executive Officer and as a member of our Board of Directors in January 1997. From 1992 to March 1996, Mr. Gower was President and Chief Executive Officer of Tularik Inc., a biotechnology company developing small-molecule drugs regulating gene expression. Prior to Tularik, Mr. Gower spent ten years at Genentech, Inc., a biopharmaceutical company, where he most recently served as Senior Vice President. During his ten years at Genentech, Mr. Gower was responsible for business development and sales and marketing functions. In addition, he established and managed Genentech's foreign operations in Canada and Japan and served as President of Genentech Development Corporation. Mr. Gower serves on the Board of Directors of Cell Genesys, Inc. He holds a B.S. and an M.B.A. in operations research from the University of Tennessee.

        Gary A. Lyons, age 56, joined us as a director in October 2005. Mr. Lyons has served as Chief Executive Officer and as a member of the Board of Directors of Neurocrine Biosciences, Inc., a biopharmaceutical company, since 1993. Prior to joining Neurocrine, he held a number of management positions at Genentech, Inc. including Vice President of Business Development, Vice President of Sales and also served as a member of Genentech's Executive Committee. Mr. Lyons was responsible for international licensing, acquisitions and partnering for Genentech's Corporate Venture Program and had operating responsibility for two subsidiaries, Genentech Canada, Inc. and Genentech Limited (Japan). He holds a B.S. degree in marine biology from the University of New Hampshire and an M.B.A. degree from Northwestern University's J.L. Kellogg Graduate School of Management. Mr. Lyons currently serves on the Board of Directors of Vical, Inc.

        Donald G. Payan, M.D., age 58, one of our co-founders, has been a member of our Board of Directors since July 1996 and has served as our Executive Vice President and Chief Scientific Officer since January 1997. From January 1997 to July 1998, he also served as our Chief Operating Officer. From July 1996 to January 1997, Dr. Payan served as our President and Chief Executive Officer. From December 1995 to May 1996, Dr. Payan was Vice President of AxyS Pharmaceuticals, Inc., a biopharmaceutical company. From September 1993 to December 1995, Dr. Payan was Executive Vice President and Chief Scientific Officer of Khepri Pharmaceuticals, Inc., which he founded and subsequently merged with AxyS Pharmaceuticals. Dr. Payan did his residency training in Medicine at the Massachusetts General Hospital, and is a former Professor at the University of California, San Francisco and member of The Howard Hughes Medical Institute.

INFORMATION REGARDING THE BOARD OF DIRECTORS AND CORPORATE GOVERNANCE

Independence of the Board of Directors

        As required under the Nasdaq Stock Market ("Nasdaq") listing standards, a majority of the members of a listed company's Board of Directors must qualify as "independent," as affirmatively determined by the Board of Directors. The Board consults with our counsel to ensure that the Board's determinations are consistent with relevant securities and other laws and regulations regarding the definition of "independent," including those set forth in pertinent listing standards of Nasdaq, as in effect from time to time.

        Consistent with these considerations, after review of all relevant transactions or relationships between each director, or any of his family members, and Rigel, our senior management and our independent auditors, the Board has affirmatively that all of our current directors are independent directors within the meaning of the applicable Nasdaq listing standards, except for James M. Gower, our Chairman of the Board of Directors and Chief Executive Officer, and Donald G. Payan, our Executive Vice President and Chief Scientific Officer who are not independent directors by virtue of their employment with the Company. In making this determination, the Board found that none of the directors or nominees for director had a material or other disqualifying relationship with the Company. During the period in 2006 that he served as a director of Rigel, Alan D. Frazier was determined to be an independent director within the meaning of the applicable Nasdaq listing standards.

Meetings of the Board of Directors

        The Board of Directors met four times during the last fiscal year. All of our current directors attended at least 75% of the aggregate of the meetings of the Board and of the committees on which they served, held during the period for which they were directors or committee members, respectively. Alan Frazier, who resigned from our Board of Directors on September 29, 2006, attended two of the three Board meetings and all of the meetings of the Audit Committee held during the period in which he was a director.

        As required under applicable Nasdaq listing standards, in fiscal 2006, the Company's independent directors met four times in regularly scheduled executive sessions at which only independent directors were present.

INFORMATION REGARDING COMMITTEES OF THE BOARD OF DIRECTORS

        The Board has four committees: an Audit Committee, a Compensation Committee, a Finance Committee and a Nominating and Corporate Governance Committee. The following table provides membership and meeting information for fiscal 2006 for each of the Board committees:

Name	Audit		Compensation		Finance	Nominating and Corporate Governance(1)
James M. Gower					X
Donald G. Payan, M.D.
Jean Deleage, Ph.D.			X		X
Alan D. Frazier(2)	X	*			X
Gary A. Lyons(3)	X		X
Walter H. Moos, Ph.D.			X	*		X
Hollings C. Renton	X
Peter S. Ringrose, Ph.D.
Stephen A. Sherwin, M.D.	X	(4)				X	*
Total meetings in fiscal 2006	5		5		0	1

*
Committee Chairperson

(1)
The charter of the Nominating and Corporate Governance Committee was amended in November 2006 to reflect the delegation by the Board of authority to oversee certain matters relating to corporate governance as more fully discussed below under "Nominating and Corporate Governance Committee."

(2)
Resigned from the Board of Directors effective September 29, 2006.

(3)
Appointed to the Audit Committee effective October 5, 2006.

(4)
Following Mr. Frazier's resignation in September 2006, Dr. Sherwin acted as chairman of the one remaining Audit Committee meeting held in fiscal 2006.

        Below is a description of each committee of the Board of Directors. Each of the committees has authority to engage legal counsel or other experts or consultants, as it deems appropriate to carry out its responsibilities. The Board of Directors has determined that each member of each committee meets the applicable NASDAQ rules and regulations regarding "independence" and that each member is free of any relationship that would impair his or her individual exercise of independent judgment with regard to the Company.

Audit Committee

        The Audit Committee of the Board of Directors was established by the Board in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934 to oversee the Company's corporate accounting and financial reporting processes and audits of its financial statements. For this purpose, the Audit Committee performs several functions. The Audit Committee: evaluates the performance of and assesses the qualifications of the independent registered public accounting firm; determines and approves the engagement of the independent registered public accounting firm; determines whether to retain or terminate the existing independent registered public accounting firm or to appoint and engage a new independent public registered accounting firm; reviews and approves the retention of the independent registered public accounting firm to perform any proposed audit, review and attest services and any permissible non-audit services; monitors the rotation of partners of the independent registered public accounting firm on the Company's audit engagement team as required by law; confers with management and the independent registered public accounting firm regarding the effectiveness of internal controls over financial reporting; establishes procedures, as required under applicable law, for the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters and the confidential and anonymous submission by employees of concerns regarding questionable accounting or auditing matters; reviews the financial statements to be included in the Company's Annual Report on Form 10-K; discusses with management and the independent registered public accounting firm the results of the annual audit and the results of the Company's quarterly financial statements; and reviews the results of management's efforts to monitor compliance with the Company's programs and policies designed to ensure adherence to applicable laws and rules and the Company's Code of Conduct, including reviewing and approving related-party transactions. The Audit Committee is composed of three directors. Mr. Renton and Dr. Sherwin were on the Audit Committee for all of fiscal 2006. Mr. Frazier was on the Audit Committee until September 29, 2006. Mr. Lyons joined the Audit Committee on October 5, 2006. Effective with his appointment in January 2007, Mr. Goodwin joined the Audit Committee, replacing Mr. Lyons. The Audit Committee met five times during the 2006 fiscal year. The Audit Committee has adopted a written charter that is available to stockholders on our website at http://ir.rigel.com/phoenix.zhml?c=120936&p=irol-govehighlights.

        The Board of Directors reviews the NASDAQ listing standards definition of independence for Audit Committee members on an annual basis and has determined that all members of the Company's Audit Committee are independent (as independence is currently defined in Rule 4350(d)(2)(A)(i) and (ii) of the Nasdaq listing standards). The Board of Directors has also determined that Messrs. Renton and Goodwin qualify, and, during his tenure on the Audit Committee, Mr. Frazier qualified as an "audit committee financial expert," as defined in applicable SEC rules. The Board made a qualitative assessment of each of their level of knowledge and experience based on a number of factors, including their respective formal education and each of their experience as a principal financial officer for public reporting companies, Mr. Renton's experience as a person actively supervising a principal financial officer of a public company and Mr. Goodwin's and Mr. Frazier's experience as certified public accountants.

REPORT OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS1

1
"The material in this report is not "soliciting material," is not deemed "filed" with the SEC, and is not to be incorporated by reference into any filing of the Company under the 1933 or 1934 Act."

        The Company's management has primary responsibility for preparing the Company's financial statements and establishing the financial reporting process. The Company's independent registered public accounting firm is responsible for performing an audit of the Company's financial statements and expressing an opinion as to the conformity of such financial statements with United States generally accepted accounting principles.

        The Audit Committee has reviewed and discussed the audited financial statements for the fiscal year ended December 31, 2006 with management of the Company. The Audit Committee has discussed with the independent auditors the matters required to be discussed by the Statement on Auditing Standards No. 61, as amended (AICPA, Professional Standards, Vol. 1. AU section 380), as adopted by the Public Company Accounting Oversight Board ("PCAOB") in Rule 3200T. The Audit Committee has also received the written disclosures and the letter from the independent accountants required by the Independence Standards Board Standard No. 1, (Independence Discussions with Audit Committees), as adopted by the PCAOB in Rule 3600T and has discussed with the independent accountants the independent accountant's independence. Based on the foregoing, the Audit Committee has recommended to the Board of Directors that the audited financial statements be included in the Company's Annual Report in Form 10-K for the fiscal year ended December 31, 2006.

                      Bradford S. Goodwin

                      Hollings C. Renton

                      Stephen A. Sherwin, M.D.

Compensation Committee

        The Compensation Committee is composed of three directors: Drs. Moos and Deleage and Mr. Lyons. All members of the Company's Compensation Committee are independent (as independence is currently defined in Rule 4200(a)(15) of the Nasdaq listing standards. The Compensation Committee met five times during the fiscal year. The Compensation Committee has adopted a written charter that is available to stockholders on our website at http://ir.rigel.com/phoenix.zhml?c=120936&p=irol-govehighlights.

        The Compensation Committee of the Board of Directors acts on behalf of the Board to review, adopt and oversee the Company's compensation strategy, policies, plans and programs. The Compensation Committee: reviews and approves corporate performance goals and objectives relevant to the compensation of the Company's executive officers and other senior management; reviews and approves the compensation and other terms of employment of the Company's Chief Executive Officer; reviews and approves the compensation and other terms of employment of the other members of senior management; reviews and approves the compensation for Board members; and administers the Company's stock option and purchase plans, pension and profit sharing plans, stock bonus plans, deferred compensation plans and other similar programs.

        Commencing this year, the Compensation Committee also began to review with management the Company's Compensation Discussion and Analysis and to consider whether to recommend that it be included in proxy statements and other filings.

        Typically, the Compensation Committee meets at least quarterly and with greater frequency if necessary. The agenda for each meeting is usually developed by the Chair of the Compensation

Committee, in consultation with a representative from management. Until his resignation in June 2006, the management representative was our former Chief Financial Officer, Jim Welch. Since that time, our General Counsel has served as the representative of management. The Compensation Committee meets in executive session whenever there is discussion about the compensation of a member of management. However, from time to time, various members of management and other employees as well as outside advisors or consultants may be invited by the Compensation Committee to make presentations, provide financial or other background information or advice or otherwise participate in Compensation Committee meetings. The Chief Executive Officer may not participate in or be present during any deliberations or determinations of the Compensation Committee regarding his compensation or individual performance objectives. The charter of the Compensation Committee grants the Compensation Committee full access to all books, records, facilities and personnel of the Company, as well as authority to obtain, at the expense of the Company, advice and assistance from internal and external legal, accounting or other advisors and consultants and other external resources that the Compensation Committee considers necessary or appropriate in the performance of its duties. In particular, the Compensation Committee has the sole authority to retain compensation consultants to assist in its evaluation of executive and director compensation, including the authority to approve the consultant's reasonable fees and other retention terms.

        During the past fiscal year, the Compensation Committee engaged Towers Perrin as compensation consultants. The Compensation Committee interviewed three different firms before determining that Towers Perrin was the best qualified firm to perform the analysis. The Compensation Committee requested that Towers Perrin advise the Compensation Committee on all matters related to our current compensation programs and to evaluate the competitiveness and effectiveness of the total compensation package offered to our employees on the basis of market data and trends among our peers.

        As part of its engagement, Towers Perrin was requested by the Compensation Committee to develop a comparative group of companies and to perform analyses of competitive performance and compensation levels for that group. At the request of the Compensation Committee, Towers Perrin also conducted individual interviews with members of the Compensation Committee, management and the head of human resources to learn more about the Company's business operations and strategy, key performance metrics and strategic goals, as well as the markets in which the Company competes. Towers Perrin ultimately developed recommendations that were presented to the Compensation Committee for its consideration. Following an active dialogue with Towers Perrin, the Compensation Committee recommended to the Board of Directors a long term approach to achieving the recommendations of Towers Perrin. The analysis was factored into the compensation determinations for 2007 for our Chief Executive Officer and other officers and employees. The Towers Perrin engagement is discussed more fully in the Compensation Discussion and Analysis section of this proxy statement.

        Historically, the Compensation Committee has reviewed and recommended to the Board of Directors most of the significant adjustments to annual compensation, bonus and equity awards recommendations and established new performance objectives at one or more meetings held during the first quarter of the year. However, the Compensation Committee also considers matters related to individual compensation, such as compensation for new executive hires, as well as high-level strategic issues, such as the efficacy of the Company's compensation strategy, potential modifications to that strategy and new trends, plans or approaches to compensation, at various meetings throughout the year. Generally, the Compensation Committee's process comprises two related elements: the determination of compensation level recommendations and the establishment of performance objectives for the current year. In the case of the Chief Executive Officer, the evaluation of his performance is conducted by the Compensation Committee and, based upon that evaluation, the Compensation Committee then makes a recommendation to our Board of Directors regarding any adjustments to his compensation as well as awards to be granted. For all executives and directors, as part of its deliberations, the Compensation Committee may review and consider, as appropriate, materials such as financial reports and projections, operational data, tally sheets that set forth the total compensation that may become payable to executives in various hypothetical scenarios, executive and director stock ownership information, company stock performance data, analyses of historical executive compensation levels and current Company-wide compensation levels, and recommendations of the Compensation Committee's compensation consultant, including analyses of executive and director compensation paid at other companies identified by the consultant or public information.

        The specific recommendations of the Compensation Committee with respect to executive compensation for fiscal 2006 are described in greater detail in the Compensation Discussion and Analysis section of this proxy statement.

Compensation Committee Interlocks and Insider Participation

        Our Compensation Committee currently consists of three independent directors: Drs. Deleage and Moos and Mr. Lyons. No member of the Compensation Committee is currently, or ever has been, an officer or employee of Rigel. No executive officer of Rigel has served as a member of the Board of Directors or Compensation Committee of any entity that has one or more executive officers serving as a member of our Compensation Committee. Mr. Gower, our Chief Executive Officer is currently on the Board of Directors of Cell Genesys, Inc., but is not and has not been a member of their Compensation Committee. Mr. Sherwin, a member of our Board of Directors, Audit Committee and Nominating and Corporate Governance Committee, has been the Chief Executive Officer of Cell Genesys, Inc. since March 1990.

        The Company has entered into indemnity agreements with all of our board members, including the members of our Compensation Committee, which provide, among other things, that the Company will indemnify each of them, under the circumstances and to the extent provided for therein, for expenses, damages, judgments, fines and settlements he or she may be required to pay in actions or proceedings which he is or may be made a party by reason of his position as a director of the Company, and otherwise to the fullest extent permitted under Delaware law and the Company's Bylaws.

Compensation Committee Report2

2
The material in this report is not "soliciting material," is not deemed "filed" with the SEC, and is not to be incorporated by reference into any filing of the Company under the 1933 or 1934 Act

        The Compensation Committee has reviewed and discussed with management the Compensation Discussion and Analysis ("CD&A") contained in this proxy statement. Based on this review and discussion, the Compensation Committee has recommended to the Board of Directors that the CD&A be included in this proxy statement and incorporated into our Annual Report on Form 10-K for the fiscal year ended December 31, 2006.

                      Jean Deleage, Ph.D.

                      Gary A. Lyons

                      Walter H. Moos, Ph.D.

Finance Committee

        The Finance Committee of the Board of Directors was formed in September 2004. The Finance Committee reviews and approves the overall strategy, plans, policies and actions related to adjustments to the Company's capital structure, certain financing arrangements and strategic collaborations for the Company. Two directors comprise the Finance Committee: Mr. Gower and Dr. Deleage. Dr. Deleage is the only member of the Company's Finance Committee who is independent (as independence is currently defined in Rule 4200(a)(15) of the Nasdaq listing standards). The Finance Committee did not meet during the 2006 fiscal year.

Nominating and Corporate Governance Committee

        The Nominating and Corporate Governance Committee of the Board of Directors is responsible for identifying, reviewing and evaluating candidates to serve as directors of the Company (consistent with criteria approved by the Board), reviewing and evaluating incumbent directors, recommending to the Board for selection candidates for election to the Board of Directors, making recommendations to the Board regarding the membership of the committees of the Board, assessing the performance of management and the Board, and developing a set of corporate governance principles for the Company. The Nominating and Corporate Governance Committee is composed of two directors: Drs. Moos and Sherwin. All members of the Nominating and Corporate Governance Committee are independent (as independence is currently defined in Rule 4200(a)(15) of the Nasdaq listing standards). The Nominating and Corporate Governance Committee met once during fiscal year 2006. The Nominating and Corporate Governance Committee has adopted a written charter that is available to stockholders our website at http://ir.rigel.com/rigel/phoenix.zhtml?c=120936&p=irol-govhighlights.

        The Nominating and Corporate Governance Committee believes that candidates for director should have certain minimum qualifications. The Nominating and Corporate Governance Committee will generally consider such factors as possessing relevant expertise upon which to be able to offer advice and guidance to management, the ability to read and understand basic financial statements, having sufficient time to devote to the affairs of the Company, reputation for personal integrity and ethics, demonstrated excellence in his or her field, having the ability to exercise sound business judgment and having the commitment to rigorously represent the long-term interests of the Company's stockholders. However, the Nominating and Corporate Governance Committee retains the right to modify these qualifications from time to time. Candidates for director nominees are reviewed in the context of the current composition of the Board, the operating requirements of the Company and the long-term interests of stockholders. In conducting this assessment, the Nominating and Corporate Governance Committee considers all factors as it deems appropriate given the current needs of the Board and the Company, to maintain a balance of knowledge, experience and capability. In the case of incumbent directors whose terms of office are set to expire, the Nominating and Corporate Governance Committee reviews these directors' overall service to the Company during their terms, including the number of meetings attended, level of participation, quality of performance, and any other relationships and transactions that might impair the directors' independence. In the case of new director candidates, the Nominating and Corporate Governance Committee also determines whether the nominee is independent for Nasdaq purposes, which determination is based upon applicable Nasdaq listing standards, applicable SEC rules and regulations and the advice of counsel, if necessary. The Nominating and Corporate Governance Committee then uses its network of contacts to compile a list of potential candidates, but may also engage, if it deems appropriate, a professional search firm. The Nominating and Corporate Governance Committee conducts any appropriate and necessary inquiries into the backgrounds and qualifications of possible candidates after considering the function and needs of the Board. The Nominating and Corporate Governance Committee meets to discuss and consider the candidates' qualifications and then selects a nominee for recommendation to the Board.

        The Nominating and Corporate Governance Committee will consider director candidates recommended by stockholders. The Nominating and Corporate Governance Committee does not intend to alter the manner in which it evaluates candidates, including the minimum criteria set forth above, based on whether or not the candidate was recommended by a stockholder. Stockholders who wish to recommend individuals for consideration by the Nominating and Corporate Governance Committee to become nominees for election to the Board may do so by delivering a written recommendation to the Nominating and Corporate Governance Committee at the following address: Legal Department, Rigel

Pharmaceuticals, Inc. at 1180 Veterans Boulevard, South San Francisco, CA 94080 at least 120 days prior to the anniversary date of the mailing of the Company's proxy statement for the last Annual Meeting of Stockholders. The deadline for nominating a director for the 2008 Annual Meeting of Stockholders is December 7, 2007. Submissions must include the full name of the proposed nominee, a description of the proposed nominee's business experience for at least the previous five years, complete biographical information, a description of the proposed nominee's qualifications as a director and a representation that the nominating stockholder is a beneficial or record holder of the Company's stock and has been a holder for at least one year. Any such submission must be accompanied by the written consent of the proposed nominee to be named as a nominee and to serve as a director if elected.

Stockholder Communications with the Board of Directors

        Historically, the Company has not provided a formal process related to stockholder communications with the Board. Nevertheless, every effort has been made to ensure that the views of stockholders are heard by the Board or individual directors, as applicable, and that appropriate responses are provided to stockholders in a timely manner. We believe our responsiveness to stockholder communications to the Board has been excellent. Nevertheless, during the upcoming year the Nominating and Corporate Governance Committee will continue to give full consideration to the adoption of a formal process for stockholder communications with the Board and, if adopted, publish it promptly and post it to the Company's website.

        Persons interested in communicating with the independent directors with their concerns or issues may address correspondence to a particular director, or to the independent directors generally, in care of Legal Department, Rigel Pharmaceuticals, Inc. at 1180 Veterans Boulevard, South San Francisco, CA 94080. If no particular director is named, letters will be forwarded, depending on the subject matter, to the Chair of the Audit, Compensation, Finance or Nominating and Corporate Governance Committee.

CODE OF ETHICS

        The Company has adopted the Rigel Pharmaceuticals Code of Conduct that applies to all officers, directors and employees. The Code of Conduct is available on our website at http://ir.rigel.com/rigel/phoenix.zhtml?c=120936&p=irol-govhighlights. If the Company makes any substantive amendments to the Code of Conduct or grants any waiver from a provision of the Code of Conduct to any executive officer or director, the Company will promptly disclose the nature of the amendment or waiver on its website and in a Current Report on Form 8-K.

PROPOSAL 2

APPROVAL OF 2000 EQUITY INCENTIVE PLAN, AS AMENDED3

3
The share numbers in this Proposal 2 and in Proposals 3 and 4 reflect the one-for-nine reverse stock split of our outstanding common stock effected on June 24, 2003 after our stockholders approved the proposal for a reverse split at our annual meeting of stockholders held on June 20, 2003.

        In January 2000, our Board of Directors adopted, and our stockholders subsequently approved, our 2000 Equity Incentive Plan (the "2000 Plan"), which is an amendment and restatement of our 1997 Stock Option Plan. There were 1,058,333 shares of our common stock initially reserved for issuance under the 2000 Plan. In April 2003, our Board of Directors adopted, and stockholders subsequently approved, an amendment to the 2000 Plan to (i) increase the number of shares authorized for issuance under the 2000 Plan by 1,600,000, (ii) adopt an evergreen provision with respect to the 2000 Plan, and (iii) combine our then-existing 2001 Non-Officer Equity Incentive Plan (the "2001 Plan") with the 2000 Plan, thereby terminating the 2001 Plan, and provide that the 388,889 shares of our common stock that were reserved for issuance under the 2001 Plan be included in the aggregate share reserve for the 2000 Plan. Pursuant to the evergreen provision approved by our Board of Directors and stockholders, an additional 296,022 shares and 392,159 shares of our common stock were made available for issuance under the 2000 Plan on December 2, 2003 and 2004, respectively. In April 2005, our Board of Directors adopted, and stockholders subsequently approved, an amendment to the 2000 Plan to (x) increase the number of shares authorized for issuance under the 2000 Plan by 2,275,000 and (y) terminate the evergreen provision. In April 2006, our Board of Directors adopted, and stockholders subsequently approved, an amendment to the 2000 Plan to increase the number of shares authorized for issuance under the 2000 Plan by 500,000. Finally, in January 2007, our Board of Directors approved an amendment to the 2000 Plan, subject to stockholder approval, which would result in an increase in the number of shares authorized for issuance under the 2000 Plan to an aggregate total of 8,410,403 shares.

        During the 2006 fiscal year, we granted options to purchase 489,627 shares of common stock under the 2000 Plan to our current executive officers and directors at exercise prices ranging from $7.40 to $10.20 per share, and we granted to all employees and consultants (excluding executive officers) as a group options to purchase 618,521 shares of common stock at exercise prices ranging from $7.88 to $11.23 per share. No other stock awards were made in the 2006 fiscal year.

        As of March 15, 2007, awards covering an aggregate of 6,054,195 shares of common stock had been granted under the 2000 Plan and only 456,208 shares of common stock (plus any shares that might in the future be returned to the 2000 Plan as a result of cancellation or expiration of awards) remained available for future grants under the 2000 Plan. Upon approval of this Proposal 2, an additional 1,900,000 shares will become available for future grants under the 2000 Plan.

        In January 2007, our Board of Directors approved an amendment to the 2000 Plan, subject to stockholder approval, to increase the number of shares authorized for issuance under the 2000 Plan to an aggregate total of 8,410,403 shares. Our Board of Directors adopted this amendment to ensure that Rigel can continue to grant stock options and other stock awards under the 2000 Plan at levels determined appropriate by our Board of Directors and the Compensation Committee.

        In connection with our stock-based compensation programs, we seek to balance the need to maintain a talented resource pool in a highly competitive business with efforts to closely monitor the Company's stock award "burn rate," which is defined as the number of shares subject to stock awards granted in a fiscal year divided by the gross number of shares of common stock outstanding at the end of that fiscal year. In connection with the 2006 amendment to the 2000 Plan, and in order to address any potential stockholder concerns regarding the number of stock awards we intend to grant in a given year, our Board of Directors committed in 2006 to our stockholders that for the next three fiscal years, beginning with the fiscal year ending December 31, 2006, the total "burn rate" under the 2000 Plan and our 2000 Non-Employee Directors' Stock Option Plan would not exceed 5.57% per year on average. For purposes of calculating the number of shares granted in a year, each share subject to a stock award counts as equivalent to (i) one and one-half (1.5) shares if our annual stock price volatility is 53% or higher, (ii) two shares if our annual stock price volatility is between 25% and 52%, and (iii) four shares if our annual stock price volatility is less than 25%.

        Stockholders are requested in this Proposal 2 to approve the 2000 Plan, as amended. The affirmative vote of the holders of a majority of the shares present in person or represented by proxy and entitled to vote at the 2007 Annual Meeting of Stockholders will be required to approve the 2000 Plan, as amended. Abstentions will be counted toward the tabulation of votes cast on proposals presented to the stockholders and will have the same effect as negative votes. Broker non-votes are counted towards a quorum, but are not counted for any purpose in determining whether this matter has been approved. A copy of the 2000 Plan, as amended, is appended to this proxy statement as Appendix A.

THE BOARD OF DIRECTORS RECOMMENDS
A VOTE IN FAVOR OF PROPOSAL 2.

        The essential features of the 2000 Plan are outlined below:

GENERAL

        The 2000 Plan provides for the grant of incentive stock options, nonstatutory stock options, stock bonus awards, restricted stock awards, restricted stock unit awards, stock appreciation rights and performance stock awards (collectively "awards"). Incentive stock options granted under the 2000 Plan are intended to qualify as "incentive stock options" within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended, or the Code. Nonstatutory stock options granted under the 2000 Plan are not intended to qualify as incentive stock options under the Code. See "Federal Income Tax Information" for a discussion of the tax treatment of awards. To date, we have granted only stock options under the 2000 Plan.

PURPOSE

        Our Board of Directors adopted the 2000 Plan to provide a means by which employees, directors and consultants of Rigel and our affiliates may be given an opportunity to purchase our stock, to assist in retaining the services of such persons, to secure and retain the services of persons capable of filling such positions and to provide incentives for such persons to exert maximum efforts for the success of Rigel and our affiliates. All of our approximately 153 employees, directors and consultants are eligible to participate in the 2000 Plan.

ADMINISTRATION

        Our Board of Directors administers the 2000 Plan. Subject to the provisions of the 2000 Plan, the Board of Directors has the power to construe and interpret the 2000 Plan and to determine the persons to whom and the dates on which awards will be granted, what types or combinations of types of awards will be granted, the number of shares of common stock to be subject to each award, the time or times during the term of each award within which all or a portion of such award may be exercised, the exercise, purchase or strike price of each stock award, the types of consideration permitted to exercise or purchase each stock award, and other terms of the awards.

        The Board of Directors has the power to delegate administration of the 2000 Plan to a committee composed of not fewer than two members of the Board of Directors. In the discretion of the Board of

Directors, a committee may consist solely of two or more "outside directors" in accordance with Section 162(m) of the Code or solely of two or more "non-employee directors" in accordance with Rule 16b-3 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"). This limitation excludes from the committee directors who are (i) current employees of Rigel or an affiliate, (ii) former employees of Rigel or an affiliate receiving compensation for past services (other than benefits under a tax-qualified pension plan), (iii) current and former officers of Rigel or an affiliate, (iv) directors currently receiving direct or indirect remuneration from Rigel or an affiliate in any capacity (other than as a director) and (v) any other person who is otherwise not considered an "outside director" for purposes of Section 162(m).

        Our Board of Directors has delegated administration of the 2000 Plan to the Compensation Committee of the Board of Directors. As used herein with respect to the 2000 Plan, the "Board" refers to any committee the Board of Directors appoints as well as to our Board of Directors itself.

STOCK SUBJECT TO THE 2000 PLAN

        Subject to this Proposal 2, an aggregate of 8,410,403 shares of common stock will be reserved for issuance under the 2000 Plan. As of March 15, 2007, stock awards covering an aggregate of 5,279,738 shares of common stock were outstanding under the 2000 Plan and the Directors' Plan (of which 5,098,472 shares were subject to outstanding options granted under the 2000 Plan), 597,153 shares of common stock (plus any shares that might in the future be returned to the 2000 Plan and Directors' Plan as a result of the repurchase of shares or the cancellation or expiration of options) remained available for future grant under the 2000 Plan and the Directors' Plan (of which 456,208 shares remained available for future grant under the 2000 Plan). The weighted average exercise price of all options outstanding as of March 15, 2007 was approximately $14.02, and the weighted average remaining term of such options was approximately 8.03 years. A total of 25,185,213 shares of common stock were outstanding as of March 15, 2007. Except as set forth above, as of March 15, 2007, 171,888 shares of common stock were subject to issuance upon the exercise of outstanding warrants and no other shares were subject to issuance upon the conversion of any convertible securities, other than the shares available for issuance under the Purchase Plan.

        If awards granted under the 2000 Plan or previously granted under the 2001 Non-Officer Equity Incentive Plan expire or otherwise terminate without being exercised, the shares of common stock not acquired pursuant to such awards again become available for issuance under the 2000 Plan. If unvested shares of common stock issued pursuant to stock awards under the 2000 Plan or the 2001 Non-Officer Equity Incentive Plan are forfeited or repurchased by us, the forfeited or repurchased stock will again become available for issuance under the 2000 Plan. If a stock award granted under the 2000 Plan is settled in cash, then the shares of common stock not issued under such stock award will again become available for issuance under the 2000 Plan. To the extent there is a share of common stock issued pursuant to a stock award that counted as one and four tenths (1.4) shares against the number of shares available for issuance under the 2000 Plan and such share of common stock again becomes available for issuance under the 2000 Plan, then the number of shares of common stock available for issuance under the 2000 Plan shall increase by one and four tenths (1.4) shares. If shares of common stock subject to an award are not delivered to a participant because such shares instead are withheld for payment of taxes or the stock award is exercised through a reduction of shares subject to the stock award ("net exercised") then the number of shares that are not delivered will not again be available for issuance under the 2000 Plan. In addition, if the exercise price of any award is satisfied by the tender of shares of common stock to us (whether by actual delivery or attestation), the shares tendered will not again be available for issuance under the 2000 Plan.

        The number of shares available for issuance under the 2000 Plan is reduced by (i) one share for each share of common stock issued pursuant to an option grant or stock appreciation right with a strike price of at least 100% of the fair market value of the underlying common stock on the date of grant, and (ii) one and four-tenths (1.4) shares for each share of common stock issued pursuant to stock bonus awards, restricted stock awards, stock unit awards, performance stock awards, or other stock awards granted under the 2000 Plan.

ELIGIBILITY

        Incentive stock options may be granted under the 2000 Plan only to employees (including officers) of Rigel and our affiliates. Employees (including officers), directors and consultants of both Rigel and our affiliates are eligible to receive all other types of awards under the 2000 Plan.

        No incentive stock option may be granted under the 2000 Plan to any person who, at the time of the grant, owns (or is deemed to own) stock possessing more than 10% of the total combined voting power of Rigel or any affiliate of Rigel, unless the exercise price is at least 110% of the fair market value of the stock subject to the option on the date of grant and the term of the option does not exceed five years from the date of grant. In addition, the aggregate fair market value, determined at the time of grant, of the shares of common stock with respect to which incentive stock options are exercisable for the first time by a participant during any calendar year (under the 2000 Plan and any other such plans of Rigel and our affiliates) may not exceed $100,000.

        No employee may be granted options under the 2000 Plan exercisable for more than 166,666 shares of common stock during any calendar year (the "Section 162(m) Limitation").

TERMS OF OPTIONS

        Options may be granted under the 2000 Plan pursuant to stock option agreements. The following is a description of the permissible terms of options under the 2000 Plan. Individual option grants may be more restrictive as to any or all of the permissible terms described below.

        Exercise Price; Payment.    The exercise price of incentive stock options may not be less than 100% of the fair market value of the stock subject to the option on the date of the grant and, in some cases (see "Eligibility" above), may not be less than 110% of such fair market value. The exercise price of nonstatutory options may not be less than 100% of the fair market value of the stock on the date of grant, which is defined under the 2000 Plan to be the closing price of our common stock on the day immediately preceding the grant date. As of March 15, 2007, the closing price of our common stock as reported on the Nasdaq Global Market was $9.67 per share.

        The exercise price of options granted under the 2000 Plan must be paid either in cash at the time the option is exercised or, at the discretion of the Board, (i) by delivery of other Rigel common stock owned by the participant for at least six months (or such other longer or shorter period of time required to avoid a charge to earnings for financial accounting purposes), (ii) pursuant to a deferred payment arrangement, (iii) pursuant to a net exercise arrangement or (iv) in any other form of legal consideration acceptable to the Board.

        Vesting.    Options granted under the 2000 Plan may become exercisable in cumulative increments, or "vest," as determined by the Board. Shares covered by currently outstanding options under the 2000 Plan typically vest monthly during the participant's employment by, or service as a director or consultant to, Rigel or an affiliate (collectively, "service"), and certain options do not begin to vest until the first anniversary of the grant date. Shares covered by options granted in the future under the 2000 Plan may be subject to different vesting terms. Our Board has the power to accelerate the time during which an option may vest or be exercised. In addition, options granted under the 2000 Plan may permit exercise prior to vesting, but in such event the participant may be required to enter into an early exercise stock purchase agreement that allows Rigel to repurchase unvested shares, generally at their exercise price, should the participant's service terminate before vesting.

        Tax Withholding.    To the extent provided by the terms of an option, a participant may satisfy any federal, state or local tax withholding obligation relating to the exercise of such option by a cash payment upon exercise, by authorizing Rigel to withhold a portion of the stock otherwise issuable to the participant, by delivering already-owned Rigel common stock or by a combination of these means.

        Term.    The maximum term of options under the 2000 Plan is 10 years, except that in certain cases (see "Eligibility") the maximum term is five years. Options under the 2000 Plan generally terminate three months after termination of the participant's service unless: (i) such termination is due to the participant's permanent and total disability (as defined in the Code), in which case the option may, but need not, provide that it may be exercised (to the extent the option was exercisable at the time of the termination of service) at any time within 12 months of such termination; (ii) the participant dies before the participant's service has terminated, or within the period (if any) specified in the stock option agreement after termination of such service for a reason other than death, in which case the option may, but need not, provide that it may be exercised (to the extent the option was exercisable at the time of the participant's death) within 18 months following the participant's death by the person or persons to whom the rights to such option pass by will or by the laws of descent and distribution; or (iii) the option by its terms specifically provides otherwise. A participant may designate a beneficiary who may exercise the option following the participant's death. Individual option grants by their terms may provide for exercise within a longer period of time following termination of service.

        A participant's option agreement may provide that if the exercise of the option following the termination of the participant's service would be prohibited because the issuance of stock would violate the registration requirements under the Securities Act of 1933, as amended (the "Securities Act"), then the option will terminate on the earlier of (i) the expiration of the term of the option or (ii) three months after the termination of the participant's service during which the exercise of the option would not be in violation of such registration requirements.

RESTRICTIONS ON TRANSFER

        The participant may not transfer an incentive stock option otherwise than by will or by the laws of descent and distribution. During the lifetime of the participant, only the participant may exercise an incentive stock option. The Board may grant nonstatutory stock options that are transferable to the extent provided in the stock option agreement. Shares subject to repurchase by Rigel under an early exercise stock purchase agreement may be subject to restrictions on transfer that the Board deems appropriate.

TERMS OF STOCK BONUS AWARDS AND RESTRICTED STOCK AWARDS

        Stock bonus awards may be granted under the 2000 Plan pursuant to stock bonus agreements and restricted stock awards may be granted under the 2000 Plan pursuant to restricted stock purchase agreements.

        Payment.    Our Board determines the purchase price under a restricted stock purchase agreement, but the purchase price may not be less than 85% of the fair market value of our common stock on the date the award is made or the date of purchase. Our Board may award stock bonuses in consideration of past services without a purchase payment.

        The purchase price of stock acquired pursuant to a restricted stock purchase agreement under the 2000 Plan must be paid either in cash at the time of purchase or, at the discretion of the Board, (i) pursuant to a deferred payment arrangement or (ii) in any other form of legal consideration acceptable to the Board.

        Vesting.    Shares of stock sold or awarded under the stock bonus agreement or restricted stock purchase agreement may, but need not, be subject to a repurchase option in favor of Rigel in accordance with a vesting schedule as determined by the Board. Our Board has the power to accelerate the vesting of stock acquired pursuant to a restricted stock purchase agreement under the 2000 Plan.

        Termination of Service.    Upon termination of a participant's service, the Company may repurchase or otherwise reacquire any shares of stock that have not vested as of such termination under the terms of the restricted stock purchase agreement.

        Restrictions on Transfer.    Rights under a stock bonus or restricted stock bonus agreement may not be transferred except where such transfer is expressly authorized by the terms of the applicable stock bonus or restricted stock purchase agreement.

TERMS OF STOCK APPRECIATION RIGHTS

        Stock appreciation rights may be granted under the 2000 Plan pursuant to stock appreciation rights agreements.

        Exercise.    Each stock appreciation right is denominated in shares of common stock equivalents. Upon exercise of a stock appreciation right, we will pay the participant an amount equal to the excess of (i) the aggregate fair market value of our common stock on the date of exercise, over (ii) the strike price determined by the Board on the date of grant.

        Settlement of Awards.    The appreciation distribution upon exercise of a stock appreciation right may be paid in cash, shares of our common stock, any combination of these means, or any other form of consideration determined by the Board.

        Vesting.    Stock appreciation rights vest and become exercisable at the rate specified in the stock appreciation right agreement as determined by the Board.

        Termination of Service.    Upon termination of a participant's service, the participant generally may exercise any vested stock appreciation right for three months (or such longer or shorter period specified in the stock appreciation right agreement) after the date such service relationship ends. In no event may a stock appreciation right be exercised beyond the expiration of its term.

TERMS OF STOCK UNIT AWARDS

        Stock unit awards may be granted under the 2000 Plan pursuant to stock unit award agreements.

        Consideration.    The purchase price, if any, for stock unit awards may be paid in any form of legal consideration acceptable to the Board.

        Settlement of Awards. A stock unit award may be settled by the delivery of shares of our common stock, in cash, or by any combination of these means as determined by the Board.

        Vesting.    Stock unit awards vest at the rate specified in the stock unit award agreement as determined by the Board. However, at the time of grant, the Board may impose additional restrictions or conditions that delay the delivery of stock or cash subject to the stock unit award after vesting.

        Dividend Equivalents.    Dividend equivalent rights may be credited with respect to shares covered by a stock unit award. We do not anticipate paying cash dividends on our common stock for the foreseeable future, however.

        Termination of Service.    Except as otherwise provided in the applicable award agreement, stock units that have not vested will be forfeited upon the participant's termination of service.

PERFORMANCE-BASED STOCK AWARDS

        Under the 2000 Plan, a stock award may be granted, vest or be exercised based upon certain service conditions or upon the attainment during a certain period of time of certain performance goals. All employees of Rigel and its affiliates and directors of Rigel are eligible to receive performance-based stock awards under the 2000 Plan. The length of any performance period, the performance goals to be achieved during the performance period, and the measure of whether and to what degree such performance goals have been attained shall be determined by the Board. The maximum amount to be received by any individual in any calendar year attributable to such performance-based stock awards may not exceed the value of more than 166,666 shares of Rigel's common stock.

        In granting a performance-based stock award, the Board will set a period of time (a "performance period") over which the attainment of one or more goals ("performance goals") will be measured for the purpose of determining whether the award recipient has a vested right in or to such stock award. Within the time period prescribed by Section 162(m) of the Code (typically before the 90th day of a performance period), the Board will establish the performance goals, based upon one or more pre-established criteria ("performance criteria") enumerated in the 2000 Plan and described below. As soon as administratively practicable following the end of the performance period, the Board will certify (in writing) whether the performance goals have been satisfied.

        Performance goals under the 2000 Plan shall be determined by the Board, based on a service condition or on one or more of the following performance criteria: (i) earnings per share; (ii) earnings before interest, taxes and depreciation; (iii) earnings before interest, taxes, depreciation and amortization (EBITDA); (iv) net earnings; (v) total stockholder return; (vi) return on equity; (vii) return on assets, investment, or capital employed; (viii) operating margin; (ix) gross margin; (x) operating income; (xi) net income (before or after taxes); (xii) net operating income; (xiii) net operating income after tax; (xiv) pre- and after-tax income; (xv) pre-tax profit; (xvi) operating cash flow; (xvii) sales or revenue targets; (xviii) increases in revenue or product revenue; (xix) expenses and cost reduction goals; (xx) improvement in or attainment of expense levels; (xxi) improvement in or attainment of working capital levels; (xxii) economic value added (or an equivalent metric); (xxiii) market share; (xxiv) cash flow; (xxv) cash flow per share; (xxvi) share price performance; (xxvii) debt reduction; (xxviii) implementation or completion of projects or processes; (xxix) customer satisfaction; (xxx) total stockholder return; (xxxi) stockholders' equity; and (xxxii) other measures of performance selected by the Board.

        The Board is authorized at any time in its sole discretion, to adjust or modify the calculation of a performance goal for a performance period in order to prevent the dilution or enlargement of the rights of participants, (I) in the event of, or in anticipation of, any unusual or extraordinary corporate item, transaction, event or development; (II) in recognition of, or in anticipation of, any other unusual or nonrecurring events affecting Rigel, or the financial statements of Rigel, or in response to, or in anticipation of, changes in applicable laws, regulations, accounting principles, or business conditions; or (III) in view of the Board's assessment of the business strategy of Rigel, performance of comparable organizations, economic and business conditions, and any other circumstances deemed relevant. Specifically, the Board is authorized to make adjustment in the method of calculating attainment of performance goals and objectives for a performance period as follows: (a) to exclude the dilutive effects of acquisitions or joint ventures; (b) to assume that any business divested by Rigel achieved performance objectives at targeted levels during the balance of a performance period following such divestiture; and (c) to exclude the effect of any change in the outstanding shares of common stock of Rigel by reason of any stock dividend or split, stock repurchase, reorganization, recapitalization, merger, consolidation, spin-off, combination or exchange of shares or other similar corporate change, or any distributions to common stockholders other than regular cash dividends. In addition, the Board is authorized to make adjustment in the method of calculating attainment of performance goals and objectives for a performance period as follows: (i) to exclude restructuring and/or other nonrecurring charges; (ii) to exclude exchange rate effects, as applicable, for non-U.S. dollar denominated net sales and operating earnings; (iii) to exclude the effects of changes to generally accepted accounting standards required by the Financial Accounting Standards Board; (iv) to exclude the effects to any statutory adjustments to corporate tax rates; (v) to exclude the impact of any "extraordinary items" as determined under generally accepted accounting principles; and (vi) to exclude any other unusual, non-recurring gain or loss or other extraordinary item.

        Compensation attributable to performance-based stock awards under the 2000 Plan will qualify as performance-based compensation, provided that: (i) the award is granted by a Compensation Committee comprised solely of "outside directors," (ii) the award is granted (or exercisable) only upon the achievement of an objective performance goal established in writing by the Compensation Committee while the outcome is substantially uncertain, (iii) the Compensation Committee certifies in writing prior to the granting (or exercisability) of the award that the performance goal has been satisfied.

ADJUSTMENT PROVISIONS

        If any change is made to the outstanding shares of the Company's common stock without the Company's receipt of consideration (whether through merger, consolidation, reorganization, stock dividend or stock split, or other specified change in the capital structure of the Company), appropriate adjustments will be made to the type(s), class(es) and number of shares of common stock subject to the 2000 Plan and outstanding awards. In that event, the 2000 Plan will be appropriately adjusted as to the type(s), class(es) and the maximum number of shares of common stock subject to the 2000 Plan and the Section 162(m) Limitation, and outstanding awards will be adjusted as to the type(s), class(es), number of shares and price per share of common stock subject to such awards.

EFFECT OF CERTAIN CORPORATE EVENTS

        In the event of (i) a sale, lease or other disposition of all or substantially all of our securities or assets, (ii) a merger or consolidation in which Rigel is not the surviving corporation or (iii) a reverse merger in which Rigel is the surviving corporation but the shares of common stock outstanding immediately preceding the merger are converted by virtue of the merger into other property, whether in the form of securities, cash or otherwise, any surviving or acquiring corporation may continue or assume awards outstanding under the 2000 Plan or may substitute similar awards. If any surviving or acquiring corporation does not assume such awards or substitute similar awards, then with respect to awards held by participants whose service with Rigel or an affiliate has not terminated as of the effective date of the corporate transaction, the vesting of such awards (and, if applicable, the time during which such awards may be exercised) will be accelerated in full, and the awards will terminate if not exercised (if applicable) at or prior to such effective date. Options granted under the 1997 Stock Option Plan will be subject to the foregoing provisions upon a dissolution or liquidation of the Company.

        The 2000 Plan provides that, in the event of a dissolution or liquidation of Rigel, all outstanding awards under the 2000 Plan will terminate prior to such event and shares of common stock subject to the Company's repurchase option may be repurchased by the Company notwithstanding whether the holder is still providing services to Rigel.

        The acceleration of an award in the event of a corporate transaction or a change in control event may be viewed as an anti-takeover provision, which may have the effect of discouraging a proposal to acquire or otherwise obtain control of Rigel.

DURATION, AMENDMENT AND TERMINATION

        Our Board may suspend or terminate the 2000 Plan without stockholder approval or ratification at any time or from time to time. Unless sooner terminated, the 2000 Plan will terminate on April 24, 2013.

        Our Board may also amend the 2000 Plan at any time or from time to time. However, no amendment will be effective unless approved by our stockholders within 12 months before or after its adoption by the Board if the amendment would: (i) modify the requirements as to eligibility for participation (to the extent such modification requires stockholder approval in order for the 2000 Plan to satisfy Section 422 of the Code, if applicable, or Rule 16b-3 of the Exchange Act); (ii) increase the number of shares reserved for issuance upon exercise of awards; or (iii) change any other provision of the 2000 Plan in any other way if such modification requires stockholder approval in order to comply with Rule 16b-3 of the Exchange Act or satisfy the requirements of Section 422 of the Code or any securities exchange listing requirements. Our Board may submit any other amendment to the 2000 Plan for stockholder approval, including, but not limited to, amendments intended to satisfy the requirements of Section 162(m) of the Code regarding the exclusion of performance-based compensation from the limitation on the deductibility of compensation paid to certain employees.

        In the event of a decline in the value of our common stock, our Board does not have the authority to offer participants the opportunity to reduce the exercise price of any outstanding stock awards or to replace any outstanding stock awards with new stock awards without obtaining stockholder approval within 12 months prior to such event.

FEDERAL INCOME TAX INFORMATION

        The following is a summary of the principal United States federal income tax consequences to employees and the Company with respect to participation in the 2000 Plan. This summary is not intended to be exhaustive, and does not discuss the income tax laws of any city, state or foreign jurisdiction in which a participant may reside.

        Incentive Stock Options.    Incentive stock options under the 2000 Plan are intended to be eligible for the favorable federal income tax treatment accorded "incentive stock options" under the Code. There generally are no federal income tax consequences to the participant or Rigel by reason of the grant or exercise of an incentive stock option. However, the exercise of an incentive stock option may increase the participant's alternative minimum tax liability, if any.

        If a participant holds stock acquired through exercise of an incentive stock option for more than two years from the date on which the option was granted and more than one year after the date the option was exercised for those shares, any gain or loss on a disposition of those shares (a "qualifying disposition") will be a long-term capital gain or loss. Upon such a qualifying disposition, the Company will not be entitled to any income tax deduction.

        Generally, if the participant disposes of the stock before the expiration of either of these holding periods (a "disqualifying disposition"), then at the time of disposition the participant will realize taxable ordinary income equal to the lesser of (i) the excess of the stock's fair market value on the date of exercise over the exercise price, or (ii) the participant's actual gain, if any, on the purchase and sale. The participant's additional gain or any loss upon the disqualifying disposition will be a capital gain or loss, which will be long-term or short-term depending on whether the stock was held for more than one year.

        To the extent the participant recognizes ordinary income by reason of a disqualifying disposition, Rigel will generally be entitled (subject to the requirement of reasonableness, the provisions of Section 162(m) of the Code and the satisfaction of a tax reporting obligation) to a corresponding business expense deduction in the tax year in which the disqualifying disposition occurs.

        Nonstatutory Stock Options, Restricted Stock Purchase Awards and Stock Bonuses.    Nonstatutory stock options, restricted stock purchase awards and stock bonuses granted under the 2000 Plan generally have the following federal income tax consequences.

        There are no tax consequences to the participant or Rigel by reason of the grant. Upon acquisition of the stock, the participant normally will recognize taxable ordinary income equal to the excess, if any, of the stock's fair market value on the acquisition date over the purchase price. However, to the extent the stock is subject to certain types of vesting restrictions, the taxable event will be delayed until the vesting restrictions lapse unless the participant elects to be taxed on receipt of the stock. Upon the receipt of shares under a restricted stock award, the participant normally will recognize ordinary income equal to the excess of the stock's fair market value over the purchase price, if any, for the restricted stock. However, an exception to this general rule may apply if the stock is subject to certain types of vesting restrictions such that it is subject to a "substantial risk of forfeiture" (as defined in Section 83 of the Code). In such event, unless the participant makes a Section 83(b) election under the Code within 30 days after the acquisition of the restricted stock, he or she generally will not recognize any income until such "substantial risk of forfeiture" lapses, and the income recognized will be based on the fair market value of the stock on such future date. In addition, the participant's holding period for purposes of determining the long-term or short-term nature of any capital gain or loss recognized on a subsequent disposition of the stock will begin on the date the "substantial risk of forfeiture" lapses. If a participant files a Section 83(b) election, he or she must report ordinary income equal to the difference between the stock's fair market value and the purchase price, if any. When the participant later sells such shares, any additional gain or any loss will be characterized as capital gain or loss, which will be long-term or short-term depending on the length of time the shares are held.

        With respect to employees, Rigel is generally required to withhold from regular wages or supplemental wage payments an amount based on the ordinary income recognized. Subject to the requirement of reasonableness, the provisions of Section 162(m) of the Code and the satisfaction of a tax reporting obligation, Rigel will generally be entitled to a business expense deduction equal to the taxable ordinary income realized by the participant.

        Upon disposition of the stock, the participant will recognize a capital gain or loss equal to the difference between the selling price and the sum of the amount paid for such stock plus any amount recognized as ordinary income upon acquisition (or vesting) of the stock. Such gain or loss will be long-term or short-term depending on whether the stock was held for more than one year. Slightly different rules may apply to participants who acquire stock subject to certain repurchase options or who are subject to Section 16(b) of the Exchange Act.

        Stock Appreciation Rights.    No taxable income is realized upon the receipt of a stock appreciation right, but upon exercise of the stock appreciation right the fair market value of the shares (or cash in lieu of shares) received must be treated as compensation taxable as ordinary income to the participant in the year of such exercise. Generally, with respect to employees, we are required to withhold from the payment made on exercise of the stock appreciation right or from regular wages or supplemental wage payments an amount based on the ordinary income recognized. Subject to the requirement of reasonableness, Section 162(m) of the Code and the satisfaction of a reporting obligation, we will be entitled to a business expense deduction equal to the taxable ordinary income recognized by the participant.

        Restricted Stock Bonus Awards.    Upon receipt of a restricted stock bonus award, the participant will recognize ordinary income equal to the excess, if any, of the fair market value of the shares on the date of issuance over the purchase price, if any, paid for those shares. The Company will be entitled (subject to the requirement of reasonableness, the provisions of Section 162(m) of the Code, and the satisfaction of a tax reporting obligation) to a corresponding income tax deduction in the tax year in which such ordinary income is recognized by the participant.

        However, if the shares issued upon the grant of a restricted stock bonus award are unvested and subject to reacquisition or repurchase by the Company in the event of the participant's termination of service prior to vesting in those shares, the participant will not recognize any taxable income at the time of issuance, but will have to report as ordinary income, as and when the Company's reacquisition or repurchase right lapses, an amount equal to the excess of (i) the fair market value of the shares on the date the reacquisition or repurchase right lapses, over (ii) the purchase price, if any, paid for the shares. The participant may, however, elect under Section 83(b) of the Code to include as ordinary income in the year of issuance an amount equal to the excess of (x) the fair market value of the shares on the date of issuance, over (y) the purchase price, if any, paid for such shares. If the Section 83(b) election is made, the participant will not recognize any additional income as and when the reacquisition or repurchase right lapses.

        Upon disposition of the stock acquired upon the receipt of a restricted stock bonus award, the participant will recognize a capital gain or loss equal to the difference between the selling price and the sum of the amount paid for such stock plus any amount recognized as ordinary income upon issuance (or vesting) of the stock. Such gain or loss will be long-term or short-term depending on whether the stock was held for more than one year.

        Stock Unit Awards.    No taxable income is recognized upon receipt of a stock unit award. The participant will recognize ordinary income in the year in which the vested shares subject to that unit are actually issued to the participant in an amount equal to the fair market value of the shares on the date of issuance. The participant and we will be required to satisfy certain tax withholding requirements applicable to such income. Subject to the requirement of reasonableness, Section 162(m) of the Code and the satisfaction of a tax reporting obligation, we will be entitled to an income tax deduction equal to the amount of ordinary income recognized by the participant at the time the shares are issued. In general, the deduction will be allowed for the taxable year in which such ordinary income is recognized by the participant.

        Potential Limitation on Company Deductions.    Section 162(m) of the Code denies a deduction to any publicly held corporation for compensation paid to certain "covered employees" in a taxable year to the extent that compensation to such covered employee exceeds $1 million. It is possible that compensation attributable to awards, when combined with all other types of compensation received by a covered employee from Rigel, may cause this limitation to be exceeded in any particular year.

        Certain kinds of compensation, including qualified "performance-based compensation," are disregarded for purposes of the deduction limitation. In accordance with Treasury Regulations issued under Section 162(m), compensation attributable to stock options and stock appreciation rights will qualify as performance-based compensation if the award is granted by a Compensation Committee comprised solely of "outside directors" and either (i) the plan contains a per-employee limitation on the number of shares for which such awards may be granted during a specified period, the per-employee limitation is approved by the stockholders, and the exercise price of the award is no less than the fair market value of the stock on the date of grant, or (ii) the award is granted (or exercisable) only upon the achievement (as certified in writing by the Compensation Committee) of an objective performance goal established in writing by the Compensation Committee while the outcome is substantially uncertain, and the award is approved by stockholders.

        Stock options with exercise prices of less than fair market value on the grant date, awards to purchase restricted stock and stock bonus awards will qualify as performance-based compensation under the Treasury Regulations issued under Section 162(m) only if (i) the award is granted by a Compensation Committee comprised solely of "outside directors," (ii) the award is granted (or exercisable) only upon the achievement of an objective performance goal established in writing by the Compensation Committee while the outcome is substantially uncertain, (iii) the Compensation Committee certifies in writing prior to the granting (or exercisability) of the award that the performance goal has been satisfied and (iv) prior to the granting (or exercisability) of the award, stockholders have approved the material terms of the award (including the class of employees eligible for such award, the business criteria on which the performance goal is based, and the maximum amount—or formula used to calculate the amount—payable upon attainment of the performance goal).

OPTION TRANSACTIONS

        The following table presents certain information with respect to options granted and outstanding under the 2000 Plan as of March 15, 2007 to our (i) Chief Executive Officer, Chief Financial Officer and our three other most highly compensated executive officers at December 31, 2006 and one former executive officer who departed from the Company during the fiscal year (the "Named Executive Officers"), (ii) all executive officers as a group, (iii) all non-employee directors as a group, and (iv) all non-executive officer employees as a group.

Name	Number of Options Granted and Outstanding
James M. Gower	775,000
Donald G. Payan	532,584
Elliott B. Grossbard, M.D.	450,000
Raul R. Rodriguez	481,389
Ryan D. Maynard	281.910
James H. Welch	0
All Executive Officers as a Group (7 individuals)	3,085,504
All Non-Employee Directors as a Group (7 individuals)	104,292
All Non-Executive Officer Employees as a Group (148 individuals)	1,848,691

Total	5,038,487

NEW PLAN BENEFITS

        As of the date hereof, no options or other stock awards have been granted on the basis of the share increase for which stockholder approval is sought under this Proposal 2. Accordingly, future benefits or amounts received are not determinable.

PROPOSAL 3

APPROVAL OF 2000 NON-EMPLOYEE DIRECTORS' STOCK OPTION PLAN, AS AMENDED

        In August 2000, our Board of Directors adopted, and the stockholders subsequently approved, our 2000 Non-Employee Directors' Stock Option Plan (the "Directors' Plan"). There were 33,333 shares of our common stock initially reserved for issuance under the Directors' Plan. In April 2003, our Board of Directors adopted, and stockholders subsequently approved, an amendment to the Directors' Plan to, among other things, increase the number of shares authorized for issuance under the Directors' Plan by 66,667. In April 2005, our Board of Directors adopted, and stockholders subsequently approved, an amendment to the Directors' Plan to, among other things, increase the number of shares authorized for issuance under the 2000 Plan by 225,000. Finally, in January 2007, our Board of Directors amended the Directors' Plan, subject to stockholder approval, which would result in an increase in the number of shares of common stock authorized for issuance under the Directors' Plan to an aggregate total of 435,000 shares. Our Board of Directors adopted this amendment in order to ensure that we can continue to grant stock options at levels in accordance with our automatic grant policy and so that we can continue to attract, motivate and retain our non-employee directors. Our current compensation policy provides for an initial grant of 20,000 shares of our common stock and annual grants of 10,000 shares of our common stock.

        During the 2006 fiscal year, we granted options to purchase 76,819 shares of common stock under the Directors' Plan to our non-employee directors at exercise prices ranging from $9.56 to $9.93 per share. As of March 15, 2007, options covering an aggregate of 184,055 shares of common stock had been granted under the Directors' Plan and only 140,945 shares of common stock (plus any shares that might in the future be returned to the Directors' Plan as a result of cancellations or expiration of options) remained available for future grant under the Directors' Plan. Upon approval of this Proposal 3, an additional 110,000 shares will become available for future grants under the Directors' Plan.

        Stockholders are requested in this Proposal 3 to approve the Directors' Plan, as amended. The affirmative vote of the holders of a majority of the shares present in person or represented by proxy and entitled to vote at the meeting will be required to approve the Directors' Plan, as amended. Abstentions will be counted toward the tabulation of votes cast on proposals presented to the stockholders and will have the same effect as negative votes. Broker non-votes are counted towards a quorum, but are not counted for any purpose in determining whether this matter has been approved. A copy of the Directors' Plan, as amended, is appended to this Proxy Statement as Appendix B.

THE BOARD OF DIRECTORS RECOMMENDS
A VOTE IN FAVOR OF PROPOSAL 3.

        The essential features of the Directors' Plan are outlined below:

GENERAL

        The Directors' Plan provides for the automatic grant of nonstatutory stock options. Options granted under the Directors' Plan are not intended to qualify as "incentive stock options" within the meaning of Section 422 of the Code. See "Federal Income Tax Information" for a discussion of the tax treatment of nonstatutory stock options.

PURPOSE

        Our Board of Directors adopted the Directors' Plan to provide a means by which non-employee directors of Rigel may be given an opportunity to purchase stock in Rigel, to assist in retaining the services of such persons, to secure and retain the services of persons capable of filling such positions and to provide incentives for such persons to exert maximum efforts for the success of Rigel. All seven of our current non-employee directors are eligible to participate in the Directors' Plan.

ADMINISTRATION

        Our Board of Directors administers the Directors' Plan. The board has the power to construe and interpret the Directors' Plan but not to determine the persons to whom or the dates on which options will be granted, the number of shares to be subject to each option, the time or times during the term of each option within which all or a portion of such option may be exercised, the exercise price, the type of consideration or the other terms of the option, except to the extent such terms are not specified in the Directors' Plan.

        The board may not delegate administration of the Directors' Plan to a committee.

ELIGIBILITY

        The Directors' Plan provides that options may be granted only to non-employee directors of Rigel. A "non-employee director" is defined in the Directors' Plan as a director of Rigel who is not otherwise an employee of Rigel or any affiliate.

STOCK SUBJECT TO THE DIRECTORS' PLAN

        Subject to this Proposal 3, an aggregate of 435,000 shares of common stock is reserved for issuance under the Directors' Plan. As of March 15, 2007, stock awards covering an aggregate of 5,279,738 shares of common stock were outstanding under the 2000 Plan and the Directors' Plan (of which 181,266 shares were subject to outstanding options granted under the Directors' Plan), 597,153 shares of common stock (plus any shares that might in the future be returned to the 2000 Plan and the Directors' Plan as a result of the repurchase of shares or the cancellation or expiration of options) remained available for future grant under the 2000 Plan and the Directors' Plan (of which 140,945 shares remained available for future grant under the Directors' Plan). The weighted average exercise price of all options outstanding as of March 15, 2007 was approximately $14.02, and the weighted average remaining term of such options was approximately 8.03 years. A total of 25,185,213 shares of common stock were outstanding as of March 15, 2007. Except as set forth above, as of March 15, 2007, 171,888 shares of common stock were subject to issuance upon the exercise of outstanding warrants and no other shares were subject to issuance upon the conversion of any convertible securities, other than the shares available for issuance under the Purchase Plan.

        If options granted under the Directors' Plan expire or otherwise terminate without being exercised, the shares of common stock not acquired pursuant to such options again become available for issuance under the Directors' Plan. Shares not issued pursuant to a "net exercise" of an option or withheld in satisfaction of withholding taxes will not again become available for issuance under the Directors' Plan. In addition, if the exercise price of any option is satisfied by the tender of shares of common stock to us (whether by actual delivery or attestation), the shares tendered will not again be available for issuance under the Directors' Plan.

TERMS OF OPTIONS

        The following is a description of the terms of options granted under the Directors' Plan. Individual option grants may not be more restrictive as to the terms described below except as otherwise noted.

        Automatic Grants.    Each person who is elected or appointed for the first time to be a non-employee director automatically is granted an option to purchase 20,000 shares of our common stock on the date of his or her initial election or appointment as a non-employee director. Further, the Directors' Plan, as proposed, provides for the automatic, non-discretionary grant of an option to purchase 10,000 shares of our common stock to each non-employee director on the day following each annual meeting of our stockholders, if such non-employee director continues to serve as a director on such date, prorated to reflect any full quarters during which he or she did not serve as a non-employee director.

        Exercise Price; Payment.    The exercise price of each option granted under the Directors' Plan is 100% of the fair market value of the stock subject to the option on the date of the grant, which is defined under the Directors' Plan to be the closing price of our common stock on the day immediately preceding the grant date. As of March 15, 2007, the closing price of our common stock as reported on the Nasdaq Global Market was $9.67 per share.

        The exercise price of options granted under the Directors' Plan must be paid (i) in cash at the time the option is exercised, (ii) by delivery of other Rigel common stock owned by the participant for at least six months (or such other period of time required to avoid a charge to earnings for financial accounting purposes), (iii) pursuant to a broker-assisted exercise program established under Regulation T as promulgated by the Federal Reserve board (iv) pursuant to a 'net exercise' arrangement or (v) by a combination of the foregoing means.

        Repricing.    In the event of a decline in the value of our common stock, our Board of Directors does not have the authority, to offer participants the opportunity to reduce the exercise price of outstanding options or to replace outstanding options with new options and/or cash without obtaining stockholder approval within twelve months prior to such event.

        Option Exercise.    Options granted under the Directors' Plan become exercisable in cumulative increments, or "vest," during the participant's service as a director of Rigel or during any subsequent employment of the participant and/or service by the participant as an employee or a consultant to Rigel or an affiliate (collectively, "service"). Options vest in equal monthly installments beginning on the date that the director is first appointed to the Board of Directors and ending on the date of the annual meeting at which the director is first scheduled to be considered for election by the stockholders or, if earlier, in equal monthly installments over the three year period following the date of grant. Options granted under the Directors' Plan do not permit exercise prior to vesting.

        Term.    The term of options under the Directors' Plan is ten years. Options under the Directors' Plan generally terminate three months after termination of the participant's service unless (i) such termination is due to the participant's permanent and total disability (as defined in the Code), in which case the option may, but need not, provide that it may be exercised (to the extent the option was exercisable at the time of the termination of service) at any time within 12 months of such termination; or (ii) the participant dies before the participant's service has terminated, or within three months after termination of such service, in which case the option may, but need not, provide that it may be exercised (to the extent the option was exercisable at the time of the participant's death) within 18 months of the participant's death by the person or persons to whom the rights to such option pass by will or by the laws of descent and distribution.

        If the exercise of the option following the termination of the participant's service (other than upon the optionholder's death or disability) would be prohibited because the issuance of stock would violate the registration requirements under the Securities Act, then the option will terminate on the earlier of (i) the expiration of the term of the option or (ii) three months after the termination of the participant's service during which the exercise of the option would not be in violation of such registration requirements.

        Other Provisions.    The option agreement may contain other terms, provisions and conditions not inconsistent with the Directors' Plan, as determined by our Board of Directors.

RESTRICTIONS ON TRANSFER

        The participant may not transfer an option except by will or by the laws of descent and distribution, by instrument to an inter vivos or testamentary trust or by gift to a member of the "immediate family" of the participant as that term is defined in 17 C.F.R. 240.16a-1(e). During the lifetime of the participant, an option may be exercised only by the participant or permitted transferee.

ADJUSTMENT PROVISIONS

        Transactions not involving receipt of consideration by Rigel, such as a merger, consolidation, reorganization, stock dividend, stock split or other capitalization adjustment may change the class and number of shares of common stock subject to the Directors' Plan and outstanding options. In that event, the Directors' Plan will be appropriately adjusted as to the class and the maximum number of shares of common stock subject to the Directors' Plan, and outstanding options will be adjusted as to the class, number of shares and price per share of common stock subject to such options.

EFFECT OF CERTAIN CORPORATE EVENTS

        The Directors' Plan provides that, in the event of (i) a sale, lease or other disposition of all or substantially all of our securities or assets, (ii) a merger or consolidation in which Rigel is not the surviving corporation or (iii) a reverse merger in which Rigel is the surviving corporation but the shares of common stock outstanding immediately preceding the merger are converted by virtue of the merger into other property, whether in the form of securities, cash or otherwise, any surviving or acquiring corporation may continue or assume awards outstanding under the Directors' Plan or may substitute similar awards. If any surviving or acquiring corporation does not assume such awards or substitute similar awards, then with respect to awards held by participants whose service with Rigel or an affiliate has not terminated as of the effective date of the corporate transaction, the vesting of such awards (and, if applicable, the time during which such awards may be exercised) will be accelerated in full and the awards will terminate if not exercised (if applicable) at or prior to such effective date. In the event of a dissolution or liquidation of Rigel, all outstanding awards will terminate prior to such event. The acceleration of an award in the event of a corporate transaction or a change in control event may be viewed as an anti-takeover provision, which may have the effect of discouraging a proposal to acquire or otherwise obtain control of Rigel.

DURATION, AMENDMENT AND TERMINATION

        Our Board of Directors may suspend or terminate the Directors' Plan without stockholder approval or ratification.

        Our Board of Directors may also amend the Directors' Plan and the options outstanding thereunder at any time or from time to time. However, no amendment of the Directors' Plan may impair the rights and obligations of a participant under any options granted under the Directors' Plan prior to the amendment unless the participant consents in writing. In addition, no amendment will be effective unless approved by our stockholders within 12 months before or after its adoption by the board if the amendment would (i) modify the requirements as to eligibility for participation (to the extent such modification requires stockholder approval in order for the Directors' Plan to satisfy Rule 16b-3 of the Exchange Act); (ii) increase the number of shares reserved for issuance upon exercise of options; or (iii) change any other provision of the Directors' Plan in any other way if such modification requires stockholder approval in order to comply with Rule 16b-3 of the Exchange Act or satisfy the requirements of Section 162(m) of the Code or any securities exchange listing requirements. Our Board of Directors may submit any other amendment to the Directors' Plan for stockholder approval.

FEDERAL INCOME TAX INFORMATION

        Nonstatutory Stock Options.    Nonstatutory stock options granted under the Directors' Plan generally have the following federal income tax consequences.

        There are no tax consequences to the optionholder or to us by reason of the grant of a nonstatutory stock option. Upon exercise of nonstatutory stock option, the optionholder normally will recognize taxable ordinary income equal to the excess of the stock's fair market value on the date of exercise over the option exercise price. However, to the extent the stock is subject to certain types of vesting restrictions, the taxable event will be delayed until the vesting restrictions lapse unless the participant elects to be taxed on receipt of the stock. If the optionholder becomes an employee, we are required to withhold from regular wages or supplemental wage payments an amount based on the ordinary income recognized. Subject to the requirement of reasonableness and the satisfaction of a tax reporting obligation, we will generally be entitled to a business expense deduction equal to the taxable ordinary income realized by the optionholder.

        Upon disposition of the stock, the participant will recognize a capital gain or loss equal to the difference between the selling price and the sum of the amount paid for such stock plus any amount recognized as ordinary income upon acquisition of the stock. Such gain or loss will be long-term or short-term depending on whether the stock was held for more than one year.

OPTION TRANSACTIONS

        The following table presents certain information with respect to options granted and outstanding under the Directors Plan as of March 15, 2007 to all of our non-employee directors.

Name	Number of Options Granted and Outstanding
Jean Deleage	24,446
Gary A. Lyons	30,000
Walter H. Moos	24,446
Hollings C. Renton	28,334
Peter S. Ringrose	26,667
Stephen A. Sherwin	27,373
Bradford S. Goodwin	20,000

All Non-Employee Directors as a Group (7 Persons)	181,266

NEW PLAN BENEFITS

        As of the date hereof, no options or other stock awards have been granted on the basis of the share increase for which stockholder approval is sought under this Proposal 3. Accordingly, future benefits or amounts received are not determinable.

PROPOSAL 4

AMENDMENT OF THE 2000 EMPLOYEE STOCK PURCHASE PLAN

        In August 2000, our Board of Directors adopted, and our stockholders subsequently approved, Rigel's 2000 Employee Stock Purchase Plan (the "Purchase Plan"). There were 44,444 shares of our common stock initially reserved for issuance under the Purchase Plan. In addition, the Purchase Plan contained and evergreen provision providing for an annual increase to the shares available for purchase under the Purchase Plan equal to the lesser of 1% of our then outstanding shares of common stock; 44,444 shares; or a number determined by our Board of Directors. Pursuant to the evergreen provision, an additional 41,843 shares and 44,444 shares of our common stock were made available for purchase under the Purchase Plan in 2001 and 2002, respectively. In April 2003, our Board of Directors adopted, and stockholders subsequently approved, an amendment to the Purchase Plan to (i) increase the number of shares authorized for issuance under the Purchase Plan by 66,667 and (ii) amend the evergreen provision. Pursuant to the amended evergreen provision, an additional 88,888 shares of our common stock were made available for purchase under the Purchase Plan in each of 2004, 2005 and 2006. No additional shares were made available for purchase pursuant the evergreen in 2003. Finally, in January 2007, our Board of Directors approved an amendment to the Purchase Plan, subject to stockholder approval, which would result in (i) an increase in the number of shares of common stock authorized for purchase under the Purchase Plan to an aggregate total of 1,964,062 shares and (ii) termination of the evergreen feature of the Purchase Plan effective January 1, 2008. Prior to its termination, it is anticipated that an additional 88,888 shares, the maximum increase allowable pursuant to the evergreen, will be made available under the Purchase Plan in December 2007. The additional 1,500,000 shares that will be made available under the Purchase Plan upon approval of this Proposal 5 will not be available for grants under the Purchase Plan until the next offering period that commences on or after July 1, 2007. A total of 25,185,213 shares of common stock were outstanding as of March 15, 2007. Our Board of Directors adopted this amendment in order to ensure that we can continue to grant purchase rights at levels determined appropriate by our Board of Directors and Compensation Committee. The evergreen feature was eliminated in order to conform to current best practices with respect to such plans.

        During the 2006 fiscal year, shares of common stock were purchased in the amounts and at the weighted-average prices per share under the Purchase Plan as follows: James M. Gower: 1,268 shares at $7.191; Donald Payan: no shares; Elliot Grossbard: no shares; Raul Rodriguez: 1,301 shares at $7.191; James H. Welch: no shares; Ryan Maynard: no shares; all current executive officers as a group: 5,857 shares at $7.191; and all employees (excluding executive officers) as a group: 153,523 shares at $7.207.

        As of March 15, 2007, an aggregate of 396,462 shares of our common stock had been purchased under the Purchase Plan. Only 67,601 shares of common stock (plus any shares that might in the future be returned to the Purchase Plan as a result of cancellations or expiration of purchase rights) remained available for future purchase under the Purchase Plan. Currently, the Purchase Plan has an evergreen feature, which provides for automatic annual increases in the number of shares available for issuance under the Purchase Plan on each of the first nine anniversaries of the effective date of the Purchase Plan. Upon approval of this Proposal 4, this evergreen provision will be terminated effective January 1, 2008, as discussed below, and an additional 1,500,000 shares will become available for future purchases under the Purchase Plan.

        Stockholders are requested in this Proposal 4 to approve the Purchase Plan, as amended. The affirmative vote of the holders of a majority of the shares present in person or represented by proxy and entitled to vote at the 2007 Annual Meeting of Stockholders will be required to approve the Purchase Plan, as amended. Abstentions will be counted toward the tabulation of votes cast on proposals presented to the stockholders and will have the same effect as negative votes. Broker non-votes are counted towards a quorum, but are not counted for any purpose in determining whether this matter has been approved. A copy of the Purchase Plan, as amended, is appended to this proxy statement as Appendix C.

THE BOARD OF DIRECTORS RECOMMENDS
A VOTE IN FAVOR OF PROPOSAL 4.

        The essential features of the Purchase Plan are outlined below:

PURPOSE

        The purpose of the Purchase Plan is to provide a means by which employees of Rigel (and any of our affiliates designated by our Board of Directors to participate in the Purchase Plan) may be given an opportunity to purchase our common stock through payroll deductions, to assist Rigel in retaining the services of our employees, to secure and retain the services of new employees and to provide incentives for such persons to exert maximum efforts for the success of Rigel. All of our approximately 153 employees are eligible to participate in the Purchase Plan.

        The rights to purchase common stock granted under the Purchase Plan are intended to qualify as options issued under an "employee stock purchase plan" as that term is defined in Section 423(b) of the Code.

ADMINISTRATION

        Our Board of Directors administers the Purchase Plan and has the final power to construe and interpret both the Purchase Plan and the rights granted under it. The board has the power, subject to the provisions of the Purchase Plan, to determine when and how rights to purchase Rigel common stock will be granted and the provisions of each offering of such rights (which need not be identical).

        Our Board of Directors has the power to delegate administration of the Purchase Plan to a committee composed of not fewer than two members of the board. The board has delegated administration of the Purchase Plan to the Compensation Committee of the board. As used herein with respect to the Purchase Plan, the "board" refers to any committee the board appoints and to the board.

STOCK SUBJECT TO PURCHASE PLAN

        The Purchase Plan currently has 67,601 shares of common stock available for future purchase under the Purchase Plan, Subject to this Proposal 4, an additional 1,500,000 shares of common stock will be made available for future purchases under the Purchase Plan beginning with the next offering period that commences on or after July 1, 2007. Additionally, subject to this Proposal 4, the "evergreen" provision providing for an automatic increase in the number of shares reserved will be terminated effective January 1, 2008. However, prior to its termination, it is anticipated that an additional 88,888 shares, the maximum increase allowable pursuant to the evergreen, will be made available under the Purchase Plan in December 2007. If rights granted under the Purchase Plan expire, lapse or otherwise terminate without being exercised, the shares of common stock not purchased under such rights again become available for issuance under the Purchase Plan. A total of 25,185,213 shares of our common stock were outstanding as of March 15, 2007.

OFFERINGS

        The Purchase Plan is implemented by offerings of rights to all eligible employees from time to time by our Board of Directors. The maximum length for an offering under the Purchase Plan is 27 months. Currently, under the Purchase Plan, each offering is 24 months long and is divided into four shorter "purchase periods" approximately six months long.

ELIGIBILITY

        Any person who is customarily employed at least 20 hours per week and five months per calendar year by Rigel (or by any parent or subsidiary of Rigel designated by the board) on the first day of an offering is eligible to participate in that offering, provided such employee has been continuously employed by Rigel or the designated parent or subsidiary corporation for such period preceding the grant as the board or committee may require, but in no event will the required period of continuous employment be greater than two years. Officers of Rigel who are "highly compensated" as defined in the Code may be eligible to participate in the offerings, unless the board provides otherwise.

        However, no employee is eligible to participate in the Purchase Plan if, immediately after the grant of purchase rights, the employee would own, directly or indirectly, stock possessing 5% or more of the total combined voting power or value of all classes of stock of Rigel or of any parent or subsidiary of Rigel (including any stock which such employee may purchase under all outstanding rights and options). In addition, no employee may accrue the right to purchase more than $25,000 worth of common stock (determined at the fair market value of the shares at the time such rights are granted) under all employee stock purchase plans of Rigel and our parent and subsidiary corporations in any calendar year. In addition to the preceding limitation, under the current offering, no employee may purchase more than 5,000 shares of common stock on any purchase date during the offering.

PARTICIPATION IN THE PLAN

        Eligible employees enroll in the Purchase Plan by delivering to Rigel, prior to the date selected by the board as the offering date for the offering, an agreement authorizing payroll deductions of up to 15% of such employees' total compensation during the offering.

PURCHASE PRICE

        The purchase price per share at which shares of common stock are sold in an offering under the Purchase Plan is the lower of (i) 85% of the fair market value of a share of common stock on first day of the offering or (ii) 85% of the fair market value of a share of common stock on the purchase date, as set by the board.

PAYMENT OF PURCHASE PRICE; PAYROLL DEDUCTIONS

        The purchase price of the shares is accumulated by payroll deductions over the offering. At any time during the offering, a participant may reduce or terminate his or her payroll deductions as the board provides in the offering. A participant may increase or begin such payroll deductions after the beginning of the offering only as provided for in the offering. All payroll deductions made for a participant are credited to his or her account under the Purchase Plan and deposited with the general funds of Rigel. A participant may make additional payments into such account only if specifically provided for in the offering and only if the participant has not had the maximum amount withheld during the offering.

PURCHASE OF STOCK

        By executing an agreement to participate in the Purchase Plan, the employee is entitled to purchase shares under the Purchase Plan. In connection with offerings made under the Purchase Plan, the board specifies a maximum number of shares of common stock an employee may be granted the right to purchase and the maximum aggregate number of shares of common stock that may be purchased pursuant to such offering by all participants. If the aggregate number of shares to be purchased upon exercise of rights granted in the offering would exceed the maximum aggregate number of shares of common stock available, the board would make a pro rata allocation of available shares in a uniform and equitable manner. Unless the employee's participation is discontinued, his or her right to purchase shares is exercised automatically on the purchase date, as set by the board, at the applicable price. See "Withdrawal" below.

WITHDRAWAL

        While each participant in the Purchase Plan is required to sign an agreement authorizing payroll deductions, the participant may withdraw from a given offering by terminating his or her payroll deductions and by delivering to Rigel a notice of withdrawal from the Purchase Plan. Such withdrawal may be elected at any time during the offering except as provided by the board in the offering.

        Upon any withdrawal from an offering by the employee, Rigel will distribute to the employee his or her accumulated payroll deductions without interest, less any accumulated deductions previously applied to the purchase of shares of common stock on the employee's behalf during such offering, and such employee's interest in the offering will be automatically terminated. The employee is not entitled to again participate in that offering. However, an employee's withdrawal from an offering will not have any effect upon such employee's eligibility to participate in subsequent offerings under the Purchase Plan.

TERMINATION OF EMPLOYMENT

        Rights granted pursuant to any offering under the Purchase Plan terminate immediately upon cessation of an employee's employment for any reason, and Rigel will distribute to such employee all of his or her accumulated payroll deductions, without interest.

RESTRICTIONS ON TRANSFER

        Rights granted under the Purchase Plan are not transferable and may be exercised only by the person to whom such rights are granted. A participant may designate a beneficiary who is to receive any shares and cash, if any, from the participant's account under the Purchase Plan in the event of such participant's death after the offering but prior to delivery to the participant of the shares and cash, or who is to receive the cash from the participant's account in the event of such participant's death during an offering.

ADJUSTMENT PROVISIONS

        Transactions not involving receipt of consideration by Rigel, such as a reincorporation, combination, reclassification, stock dividend or stock split, may change the type(s), class(es) and number of shares of common stock subject to the Purchase Plan and to outstanding purchase rights. In that event, the Purchase Plan will be appropriately adjusted in the type(s), class(es) and maximum number of shares subject to the Purchase Plan and the outstanding purchase rights granted under the Purchase Plan will be appropriately adjusted in the type(s), class(es), number of shares and purchase limits of such purchase rights.

EFFECT OF CERTAIN CORPORATE TRANSACTIONS

        In the event of (i) a dissolution, liquidation or sale of all or substantially all of the securities or assets of Rigel, (ii) a merger or consolidation in which Rigel is not the surviving corporation or (iii) a reverse merger in which Rigel is the surviving corporation but the shares of common stock outstanding immediately preceding the merger are converted by virtue of the merger into other property, whether in the form of securities, cash or otherwise, any surviving corporation may continue or assume rights outstanding under the Purchase Plan or may substitute similar rights. If any surviving corporation does not assume such rights or substitute similar rights, then the participants' accumulated payroll deductions will be used to purchase shares of common stock immediately prior to the corporate transaction under the ongoing offering and the participants' rights under the ongoing offering will terminate immediately after such purchase.

DURATION, AMENDMENT AND TERMINATION

        Our Board of Directors may suspend or terminate the Purchase Plan at any time. Unless terminated earlier, the Purchase Plan will terminate on December 3, 2010.

        Our Board of Directors may amend the Purchase Plan at any time. Any amendment of the Purchase Plan must be approved by the stockholders within 12 months of its adoption by the board if the amendment would (i) increase the number of shares of common stock reserved for issuance under the Purchase Plan, (ii) modify the requirements relating to eligibility for participation in the Purchase Plan (to the extent such modification requires stockholder approval in order for the Purchase Plan to obtain employee stock purchase plan treatment under Section 423 of the Code or to comply with the requirements of Rule 16b-3 promulgated under the Exchange Act, or "Rule 16b-3"); or (iii) modify the Purchase Plan in any other way if such modification requires stockholder approval in order for the Purchase Plan to obtain employee stock purchase plan treatment under Section 423 of the Code or to comply with the requirements of Rule 16b-3.

        Rights granted before amendment or termination of the Purchase Plan will not be altered or impaired by any amendment or termination of the Purchase Plan without consent of the employee to whom such rights were granted.

FEDERAL INCOME TAX INFORMATION

        Rights granted under the Purchase Plan are intended to qualify for favorable federal income tax treatment associated with rights granted under an employee stock purchase plan which qualifies under provisions of Section 423 of the Code.

        A participant will be taxed on amounts withheld for the purchase of shares of common stock as if such amounts were actually received. Otherwise, no income will be taxable to a participant until disposition of the acquired shares, and the method of taxation will depend upon the holding period of the acquired shares.

        If the stock is disposed of more than two years after the beginning of the offering period and more than one year after the stock is transferred to the participant, then the lesser of (i) the excess of the fair market value of the stock at the time of such disposition over the purchase price or (ii) the excess of the fair market value of the stock as of the beginning of the offering period over the purchase price (determined as of the beginning of the offering period) will be treated as ordinary income. Any further gain or any loss will be taxed as a long-term capital gain or loss. At present, such capital gains generally are subject to lower tax rates than ordinary income.

        If the stock is sold or disposed of before the expiration of either of the holding periods described above, then the excess of the fair market value of the stock on the purchase date over the purchase price will be treated as ordinary income at the time of such disposition. The balance of any gain will be treated as capital gain. Even if the stock is later disposed of for less than its fair market value on the exercise date, the same amount of ordinary income is attributed to the participant, and a capital loss is recognized equal to the difference between the sales price and the fair market value of the stock on such purchase date. Any capital gain or loss will be short-term or long-term, depending on how long the stock has been held.

        There are no federal income tax consequences to Rigel by reason of the grant or exercise of rights under the Purchase Plan. Rigel is entitled to a deduction to the extent amounts are taxed as ordinary income to a participant (subject to the requirement of reasonableness and the satisfaction of tax reporting obligations).

SECURITIES AUTHORIZED FOR ISSUANCE UNDER EQUITY COMPENSATION PLANS

        The following table provides certain information with respect to all of the Company's equity compensation plans in effect as of December 31, 2006.

Equity Compensation Plan Information

Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights (a)	Weighted-average exercise price of outstanding options, warrants and rights (b)	Number of securities remaining available for issuance under equity compensation plans (excluding securities reflected in column (a)) (c)
Equity compensation plans approved by security holders	4,579,744	$14.44	1,543,807
Equity compensation plans not approved by security holders	0	0	0

Total	4,579,744	$14.44	1,543,807

PROPOSAL 5

RATIFICATION OF SELECTION OF INDEPENDENT AUDITORS

        The Audit Committee of the Board of Directors has selected Ernst & Young LLP as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2007 and has further directed that management submit the selection of independent auditors for ratification by the stockholders at the Annual Meeting. Ernst & Young LLP has audited the Company's financial statements since its inception in 1996. Representatives of Ernst & Young LLP are expected to be present at the Annual Meeting. They will have an opportunity to make a statement if they so desire and will be available to respond to appropriate questions.

        Neither the Company's Bylaws nor other governing documents or law require stockholder ratification of the selection of Ernst & Young LLP as the Company's independent auditors. However, the Audit Committee of the Board is submitting the selection of Ernst & Young LLP to the stockholders for ratification as a matter of good corporate practice. If the stockholders fail to ratify the selection, the Audit Committee of the Board will reconsider whether or not to retain that firm. Even if the selection is ratified, the Audit Committee of the Board in its discretion may direct the appointment of different independent auditors at any time during the year if they determine that such a change would be in the best interests of the Company and its stockholders.

        The affirmative vote of the holders of a majority of the shares present in person or represented by proxy and entitled to vote at the annual meeting will be required to ratify the selection of Ernst & Young LLP. Abstentions will be counted toward the tabulation of votes cast on proposals presented to the stockholders and will have the same effect as negative votes. Broker non-votes are counted towards a quorum, but are not counted for any purpose in determining whether this matter has been approved.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FEES AND SERVICES

        In connection with the audit of the 2006 financial statements, the Company entered into an engagement agreement with Ernst & Young LLP which sets forth the terms by which Ernst & Young LLP will perform audit services for the Company. That agreement is subject to alternative dispute resolution procedures and an exclusion of punitive damages.

        The following table represents aggregate fees billed to the Company for the fiscal years ended December 31, 2006 and December 31, 2005, by Ernst & Young LLP, the Company's independent registered public accounting firm.

	Fiscal Year Ended
	2006	2005
	(in thousands)
Audit Fees	$548	$559
Audit-related Fees (specifically describe audit-related fees incurred)	—	—
Tax Fees (specifically describe tax fees incurred)	—	—
All Other Fees (specifically describe all other fees incurred)	—	—

Total Fees	$548	$559

        "Audit Fees" consist of fees billed for professional services rendered for the audit of our consolidated financial statements and review of the interim consolidated financial statements included in quarterly reports and services that are normally provided by Ernst & Young LLP in connection with statutory and regulatory filings or engagements.

        "Audit-related Fees" consist of fees billed for assurance and related services that are reasonably related to the performance of the audit or review of our consolidated financial statements and are not reported under "Audit Fees." No such fees were billed during fiscal 2006 or 2005.

        "Tax Fees" include fees for tax compliance, tax and planning and tax advice. No such fees were billed during fiscal 2006 or 2005.

        "All Other Fees" consist of fees for products and services other than the services described above. No such fees were billed during fiscal 2006 or 2005.

        All fees described above were approved by the Audit Committee.

        During the fiscal year ended December 31, 2006, none of the total hours expended on the Company's financial audit by Ernst & Young LLP were provided by persons other than Ernst & Young LLP's full-time permanent employees.

PRE-APPROVAL POLICIES AND PROCEDURES.

        The Audit Committee pre-approves all audit and permissible non-audit services rendered by our independent registered public accounting firm, Ernst & Young LLP. These services may include audit services, audit-related services, tax services and other services. Pre-approval may be given as part of the Audit Committee's approval of the scope of the engagement of the independent registered public accounting firm or on an individual, explicit case-by-case basis before the independent registered public accounting firm is engaged to provide each service. The pre-approval of services may be delegated to one or more of the Audit Committee's members, but the decision must be reported to the full Audit Committee at its next scheduled meeting.

        The Audit Committee has determined that the rendering of the services other than audit services by Ernst & Young LLP is compatible with maintaining the principal accountant's independence.

THE BOARD OF DIRECTORS RECOMMENDS
A VOTE IN FAVOR OF PROPOSAL 5.

MANAGEMENT

EXECUTIVE OFFICERS

        Set forth below is the name, age, position and a brief account of the business experience of each of our executive officers as of March 15, 2007.

Name	Age	Position
James M. Gower	58	Chief Executive Officer, Chairman of the Board and Director
Donald G. Payan, MD	58	Executive Vice President, Chief Scientific Officer and Director
Ryan D. Maynard	37	Vice President of Finance and Chief Financial Officer
Raul R. Rodriguez	46	Executive Vice President, and Chief Operating Officer
Elliott B. Grossbard, MD	59	Senior Vice President of Medical Development
Dolly A. Vance	42	Senior Vice President, General Counsel and Corporate Secretary
Robin D.G. Cooper, Ph.D., D.Sc.	68	Senior Vice President of Pharmaceutical Sciences

        James M. Gower has been our Chairman of the Board and Chief Executive Officer since October 2001. Mr. Gower joined us as our President, Chief Executive Officer and as a member of our Board of Directors in January 1997. From 1992 to March 1996, Mr. Gower was President and Chief Executive Officer of Tularik Inc., a biotechnology company developing small-molecule drugs regulating gene expression. Prior to Tularik, Mr. Gower spent ten years at Genentech, Inc., a biopharmaceutical company, where he most recently served as Senior Vice President. During his ten years at Genentech, Mr. Gower was responsible for business development and sales and marketing functions. In addition, he established and managed Genentech's foreign operations in Canada and Japan and served as President of Genentech Development Corporation. Mr. Gower serves on the Board of Directors of Cell Genesys, Inc. He holds a B.S. and an M.B.A. in operations research from the University of Tennessee.

        Donald G. Payan, M.D., one of our co-founders, has been a member of our Board of Directors since July 1996 and has served as our Executive Vice President and Chief Scientific Officer since January 1997. From January 1997 to July 1998, he also served as our Chief Operating Officer. From July 1996 to January 1997, Dr. Payan served as our President and Chief Executive Officer. From December 1995 to May 1996, Dr. Payan was Vice President of AxyS Pharmaceuticals, Inc., a biopharmaceutical company. From September 1993 to December 1995, Dr. Payan was Executive Vice President and Chief Scientific Officer of Khepri Pharmaceuticals, Inc., which he founded and subsequently merged with AxyS Pharmaceuticals. Dr. Payan did his residency training in Medicine at the Massachusetts General Hospital, and is a former Professor at the University of California, San Francisco and member of The Howard Hughes Medical Institute.

        Ryan Maynard was appointed Vice President and Chief Financial Officer in January 2007. He joined Rigel in September 2001 as Corporate Controller and was appointed as an Assistant Secretary in October 2001. In June 2006 he became Vice President of Finance and Acting Chief Financial Officer. Prior to joining Rigel, Mr. Maynard was Corporate Controller and Director of Finance and Accounting for Personify, Inc., an e-commerce software company, from November 1999 to April 2001. From July 1998 to October 1999 he served as Controller of General Magic, Inc. and from July 1994 to June 1998 he held various positions at Siliconix, Inc., most recently as Senior Finance Manager. He previously worked at Ernst & Young, LLP., where he became a certified public accountant. Mr. Maynard holds a B.S. degree in Commerce—Accounting from Santa Clara University.

        Raul R. Rodriguez joined us as our Vice President, Business Development in April 2000 and became our senior Vice President, Business Development and Commercial Operations in December 2002. In June 2004 Mr. Rodriguez became our Executive Vice President and Chief Operating Officer. From 1997 to March 2000, he served as Senior Vice President, Business Development and Operations for Ontogeny, Inc., a biotechnology company. From 1994 to 1997, he served as the Executive Director, Business Development and Market Planning for Scios, Inc., a pharmaceutical company. From 1989 to 1994, Mr. Rodriguez held various positions at G.D. Searle, a pharmaceutical company. In these companies, Mr. Rodriguez held positions of increasing responsibility in the areas of business development and planning. After earning his bachelor's degree from Harvard College, he went on to earn his Masters of Public Health at the University of Illinois. Subsequently, he received his M.B.A. at the Stanford Graduate School of Business.

        Elliott B. Grossbard, M.D., joined us as Senior Vice President of Medical Development in April 2002. Prior to joining Rigel, Dr. Grossbard was Vice President, Clinical Affairs for Avigen Inc., an Alameda-based gene therapy products company. Before that, Dr. Grossbard served as Senior Vice President of Development and Vice President of Medical and Regulatory Affairs at Scios, Inc. During his tenure there, he oversaw several operational areas, including pharmacology/toxicology, quality control/quality and manufacturing/process sciences. He was also integral in the clinical development of Scios' lead compound Natrecor® (nesiritide), which was recently approved by the FDA for the treatment of acute heart failure and the preclinical development of a variety of proteins, peptides and small molecules. From 1982 through 1990, Dr. Grossbard held the positions of Associate Director, Clinical Research, and Director, Clinical Research at Genentech Inc. At Genentech, he directed the development of the thrombolytic agent, Activase® tissue plasminogen activator (TPA), from the earliest preclinical studies through clinical trials, NDA filing and FDA approval. Dr. Grossbard joined Genentech from Hoffman-LaRoche where he held various positions in clinical research. Dr. Grossbard's primary research focus at Roche was on the interferon-alpha (Roferon®) program. Prior to joining the corporate sector, Dr. Grossbard held numerous academic appointments at such leading research institutions as Memorial Sloan-Kettering and Cornell University Medical Center, including Director of the adult bone marrow transplant program at Memorial Sloan-Kettering. Dr. Grossbard received his B.A. from Columbia College in 1969 and his M.D. from Columbia University in 1973. In addition, he received a M.S. in Law from Yale University School of Law in 1981. He trained in Medicine at Massachusetts General Hospital and in Hematology at Columbia University and Sloan-Kettering.

        Dolly A. Vance was appointed Senior Vice President, General Counsel and Corporate Secretary in January of 2007. Ms. Vance had been serving as Vice President, General Counsel, since January 2003. She joined Rigel in September 2000 as Rigel's first in-house counsel. Until September 2000 she was at the law firm of Flehr Hohbach Test Albritton & Herbert (now Dorsey Whitney), where she last held the position of partner. Prior to law school she worked in various research laboratories, including the laboratory of Norman Davidson, at California Institute of Technology. She holds a bachelor's degree from University of California, San Diego and a J.D. degree from Boston University School of Law.

        Robin D. G. Cooper, Ph.D., D.Sc. joined Rigel as Senior Vice President of Pharmaceutical Sciences in January 2004. Prior to joining Rigel, Dr. Cooper held various chemistry development research positions at Eli Lilly and Company. During his 32-year career at Eli Lilly and Company, Dr. Cooper was involved in bringing five compounds to the clinic. Dr. Cooper served on a number of discovery research/management groups, which evaluated Lilly's research direction and strategic goals. From 1985 to 1997, Dr. Cooper also served as the discovery representative for various committees in support of external relationships and supported Lilly's corporate patent strategy. Since 1997, Dr. Cooper leveraged his extensive knowledge and expertise by founding Cooper Consulting Inc., which provides consulting services for pharmaceutical and biotechnology companies, including Pfizer Inc, Procter & Gamble, Chiron Corporation, IntraBiotics Pharmaceuticals, Inc. and Vicuron, as well as for Rigel. He is a member of the American Chemical Society, a fellow with the Chemical Society in London and a member of the editorial board of the Journal of Antibiotics. Dr. Cooper has also served as a journal reviewer for numerous peer-reviewed publications. Dr. Cooper holds a B.Sc. from Imperial College in London, England, a Ph.D. from Queen Mary College/Imperial College, followed by a year with Nobel Laureate Sir Derek Barton in London. He was awarded his D.Sc. by London University.

        Our executive officers are appointed by our Board of Directors and serve until their successors are elected or appointed. There are no family relationships among any of our directors or executive officers.

SECURITY OWNERSHIP OF
CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

        The following table sets forth certain information regarding the ownership of the Company's common stock as of March 15, 2007 by: (i) each director and nominee for director; (ii) each of the executive officers named in the Summary Compensation Table; (iii) all executive officers and directors of the Company as a group; and (iv) all those known by the Company to be beneficial owners of more than five percent of its common stock. Unless otherwise indicated, the address for each beneficial owner listed below is: c/o Rigel Pharmaceuticals, Inc., 1180 Veteran Boulevard, South San Francisco, CA 94080.

	Beneficial Ownership(1)
Beneficial Owner	Number of Shares	Percent of Total
Five percent stockholders
Wellington Management Company, LLP 75 State Street Boston, MA 02109	2,429,099	9.6%
FMR Corporation(2) 82 Devonshire St. Boston, MA 02109	2,325,000	9.2%
Oppenheimer Funds, Inc.(3) Two World Financial Center 225 Liberty Street, 11th Floor New York, NY 10281	2,168,680	8.6%
Great Point Partners, LLC Jeffrey R. Jay, M.D.(4) 165 Mason Street, 3rd Floor Greenwich, CT 06830	1,530,600	6.1%
Entities Affiliated with James E. Flynn(5) 780 Third Avenue, 37th Floor New York, NY 10017	1,528,520	6.1%
Barclays Global Investors, NA 45 Fremont Street San Francisco, CA 94105	1,392,430	5.5%
Directors and executive officers
James M. Gower(6)	677,603	2.6%
Donald G. Payan, MD(7)	511,602	2.0%
Raul Rodriguez(8)	377,820	1.5%
Elliott B. Grossbard, M.D.(9)	329,856	1.3%
Ryan D. Maynard(10)	101,588	*
Walter H. Moos, Ph.D.(11)	41,874	*
Stephen A. Sherwin, M.D.(12)	39,848	*
Jean Deleage, Ph.D.(13)	40,497	*
Hollings C. Renton(14)	39,443	*
Peter S. Ringrose, Ph.D.(15)	29,443	*
Gary A. Lyons(16)	13,610	*
Bradford S. Goodwin(17)	12,000	*
James H. Welch	11,139	*
All executive officers and directors as a group (14 persons)(18)	2,630,950	9.6%

*
Less than one percent.

(1)
This table is based upon information supplied by officers, directors and principal stockholders and Schedules 13D and 13G, filed with the Securities and Exchange Commission (the "SEC"). Unless otherwise indicated in the footnotes to this table and subject to community property laws where applicable, the Company believes that each of the stockholders named in this table has sole voting and investment power with respect to the shares indicated as beneficially owned. Applicable percentages are based on 25,185,213 shares outstanding on March 15, 2007, adjusted as required by rules promulgated by the SEC.

(2)
Fidelity Management & Research Company ("Fidelity"), a wholly-owned subsidiary of FMR Corp. and an investment adviser registered under Section 203 of the Investment Advisers Act of 1940, is the beneficial owner of 2,325,000 shares as a result of acting as investment adviser to various investment companies registered under Section 8 of the Investment Company Act of 1940. Edward C. Johnson 3d and FMR Corp., through its control of Fidelity, and the Funds each has sole power to dispose of the 2,325,000 shares owned by the Funds. Members of the family of Edward C. Johnson 3d, Chairman of FMR Corp., are the predominant owners, directly or through trusts, of Class B shares of common stock of FMR Corp., representing approximately 49% of the voting power of FMR Corp. The Johnson family group and all other Series B shareholders have entered into a shareholders' voting agreement under which all Class B shares will be voted in accordance with the majority vote of Class B shares. Accordingly, through their ownership of voting common stock and the execution of the shareholders' voting agreement, members of the Johnson family may be deemed, under the Investment Company Act of 1940, to form a controlling group with respect to FMR Corp. Neither FMR Corp. nor Edward C. Johnson 3d, Chairman of FMR Corp., has the sole power to vote or direct the voting of the shares owned directly by the Funds, which power resides with the Funds' Boards of Trustees. Fidelity carries out the voting of the shares under written guidelines established by the Funds' Boards of Trustees.

(3)
These securities are owned by Oppenheimer Funds, Inc., an investment advisor in accordance with Rule 13d-1(b)(1)(ii)(E) and Oppenheimer Global Opportunities Fund, an investment company registered under section 8 of the Investment Company Act of 1940. For purposes of the reporting requirements of the Exchange Act, Oppenheimer Funds, Inc. may be deemed to be a beneficial owner of such securities, though Oppenheimer Funds, Inc. disclaims that it is, in fact, the beneficial owner of the securities.

(4)
Great Point Partners, LLC is the investment manager of Biomedical Value Fund, L.P., and by virtue of such status may be deemed to be the beneficial owner of the 826,524 shares of Rigel common stock owned by Biomedical Value Fund, L.P. (the "BVF Shares"). Dr. Jeffrey R. Jay, M.D., as senior managing member of Great Point Partners, LLC, has voting and investment power with respect to the BVF Shares, and therefore may be deemed to be the beneficial owner of the BVF Shares. Great Point Partners, LLC is the investment manager of Biomedical Offshore Value Fund, Ltd., and by virtue of such status may be deemed to be the beneficial owner of the 704,076 shares of Rigel common stock owned by Biomedical Offshore Value Fund, Ltd. (the "BOVF Shares"). Dr. Jay, as senior managing member of Great Point Partners, LLC, has voting and investment power with respect to the BOVF Shares, and therefore may be deemed to be the beneficial owner of the BOVF Shares. Great Point Partners, LLC and Dr. Jay disclaim beneficial ownership of the BVF Shares and the BOVF Shares, except to the extent of their respective pecuniary interest.

(5)
These securities are owned by James E. Flynn and institutional investors, including Deerfield Capital, L.P., Deerfield Partners, L.P., Deerfield Special Situations Fund, L.P., Deerfield Management Company, L.P., Deerfield International Limited, Deerfield Special Situations Fund International Limited and James E. Flynn, which Flynn Management LLC and J.E. Flynn Capital LLC serve as General Partner, for which James E. Flynn serves as Managing Member with power to direct investments and/or sole power to vote the securities. For purposes of the reporting requirements of the Exchange Act, James E. Flynn may be deemed to be a beneficial owner of such securities, though Mr. Flynn disclaims that he is, in fact, the beneficial owner of such securities.

(6)
Includes 548,956 shares subject to stock options which are exercisable within 60 days.

(7)
Includes 396,602 shares subject to stock options which are exercisable within 60 days.

(8)
Includes 351,420 shares subject to stock options which are exercisable within 60 days.

(9)
Consists of shares subject to stock options which are exercisable within 60 days.

(10)
Consists of shares subject to stock options which are exercisable within 60 days.

(11)
Consists of shares subject to stock options which are exercisable within 60 days.

(12)
Consists of shares subject to stock options which are exercisable within 60 days.

(13)
Includes 30,207 shares subject to stock options which are exercisable within 60 days.

(14)
Consists of shares subject to stock options which are exercisable within 60 days.

(15)
Consists of shares subject to stock options which are exercisable within 60 days.

(16)
Consists of shares subject to stock options which are exercisable within 60 days.

(17)
Consists of shares subject to stock options which are exercisable within 60 days.

(18)
Includes 2,333,700 shares subject to stock options which are exercisable within 60 days as described in the notes above, as applicable.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

        Section 16(a) of the Securities Exchange Act of 1934 (the "1934 Act") requires the Company's directors and executive officers, and persons who own more than ten percent of a registered class of the Company's equity securities, to file with the SEC initial reports of ownership and reports of changes in ownership of common stock and other equity securities of the Company. Officers, directors and greater than ten percent stockholders are required by SEC regulation to furnish the Company with copies of all Section 16(a) forms they file.

        To the Company's knowledge, based solely on a review of the copies of such reports furnished to the Company and written representations that no other reports were required, during the fiscal year ended December 31, 2006, all Section 16(a) filing requirements applicable to its officers, directors and greater than ten percent beneficial owners were complied with.

EXECUTIVE COMPENSATION

COMPENSATION DISCUSSION AND ANALYSIS

Overview

        Our executive compensation and benefit program aims to encourage our management team to continually pursue our strategic opportunities while effectively managing the risks and challenges inherent in a clinical stage biotechnology company. Specifically, we have created a compensation package that combines short and long-term components, cash and equity, and fixed and contingent payments, in the proportions we believe are most appropriate to attract, retain and motivate our senior management to perform with the goal of achieving maximum shareholder value.

        We seek to foster a performance-oriented culture, where individual performance is aligned with organizational objectives. We evaluate and reward our executive officers based on their contribution to the achievement of annual goals and objectives set early in the year. Performance is reviewed at least annually through processes discussed further below with a focus on our research, clinical, regulatory, financial, and operational performance.

Role of Our Compensation Committee

        Our Compensation Committee approves, administers and interprets our executive compensation and benefit policies, including our 2000 Equity Incentive Plan and 2000 Employee Stock Purchase Plan. The Compensation Committee reviews its recommendations on executive compensation at Board meetings, seeking ratification, and in between Board meetings, consults with management, other committees of the Board or other members of the Board, where appropriate. Our Compensation Committee is appointed by our Board of Directors, and each member qualifies as an independent director as defined under NASDAQ listing standards. Our Compensation Committee is comprised of Dr. Walter H. Moos, Dr. Jean Deleage and Mr. Gary A. Lyons, and is chaired by Dr. Moos.

        Our Compensation Committee reviews and makes recommendations to our Board to ensure that our executive compensation and benefit program is consistent with our compensation philosophy and corporate governance guidelines and, subject to the approval of our Board, is responsible for establishing the executive compensation packages offered to our named executive officers. Our executives' base salaries, target annual bonus levels and target annual long-term incentive award values are set at competitive levels as measured against our peer group of companies.

        Our Compensation Committee looks to ensure that senior officer compensation is aligned with the Company's corporate strategies, business objectives and the long-term interests of the Company's stockholders, as well as its corporate governance guidelines by: taking input from management on their perception of the Company's goals, their performance and recommended compensation packages; listening to, receiving and reviewing input on best practices regarding executive compensation; conferring on compensation packages and new Company goals independent of management; and taking its recommendations to the independent directors of the Company's Board of Directors for approval.

        From time to time, our Compensation Committee engages a well-established consulting firm to analyze our executives' compensation packages against the compensation packages of executives from comparable companies. The last two reports were delivered in 2004 and 2006. The report delivered in 2006 is discussed in more detail below.

Executive Compensation Program

Components of our Compensation Program.

        Our performance driven compensation program consists of five components: base salary, annual cash bonuses, long term incentives, benefits and, for certain executives, severance/termination protection.

        Short-term Compensation.    Our short-term compensation program consists of base salary and cash bonuses. Base salary will typically be used to recognize the experience, skills, knowledge and responsibilities required of each executive officer, as well as competitive market conditions. In establishing the 2006 base salaries of the named executive officers, our Compensation Committee took into account a number of factors, including the executive's seniority, position and functional role, level of responsibility, accomplishments against personal and group objectives, uniqueness of applicable skills, and the demand and competitiveness for obtaining such an individual with their specific expertise and experience.

        The base salary of our named executive group is reviewed on an annual basis and adjustments are made to reflect performance-based factors, for the company as well as the executive, and competitive conditions. The Compensation Committee also takes into account subjective performance criteria, such as an executive's ability to motivate others, develop the skills necessary to mature with the company, set realistic goals to be achieved in their respective area, and to recognize and pursue new business opportunities that enhance the Company's growth and success. We do not apply specific formulas to determine increases, but instead make an evaluation of each executive's contributions to the long-term success of the Company. Since 2005, executive salaries are adjusted effective January 1 of each year. Prior to that, executive compensation was generally adjusted at the time of the annual meeting. A mid-year adjustment may be considered under certain circumstances such as, an event-driven promotion.

        Annual performance bonuses for our executives are based on the achievement of Company annual goals and objectives as well as individual performance objectives. Awards under the program are based on a thorough quantitative and qualitative review of all the facts and circumstances related to Company, department/function and individual performance when determining each individual's annual bonus. For 2006, an individual was eligible to receive an award from zero to 33% of their base salary. Cash bonuses paid to our named executive officers for services rendered in 2006 amounted to $586,286; this was the first year that our Compensation Committee recommended that the Company distribute the full targeted bonus pool to our executives based on performance of the Company's goals. Bonuses for 2006 were tied to achievement of objective performance goals relating to the Company's clinical development of current product candidates, expansion of the pipeline of new product candidates and cash position at the end of 2006.

        Long-term Compensation.    At present, our long-term compensation consists of stock options. Our option grants are designed to align management's performance objectives with the interests of our stockholders. Our Compensation Committee grants options to key executives in order to enable them to participate in the long term appreciation of our stockholder value. Additionally, stock options provide a means of ensuring the retention of key executives as the stock options are subject to vesting over a certain period of time.

        In general, stock options are granted periodically, and are subject to vesting based on the executive's continued employment. Generally, options granted to a named executive officer who became such an officer for the first time in 2006, vest monthly over a four year period and options granted to officers who were already named executive officers at the start of 2006 vest over a one year period from the date of the grant. The vesting provisions and corresponding size of the grants are designed to encourage executives to remain with the Company over a period of time until the executive's performance can be re-evaluated. The exercise price of options is the fair market value of our common stock on the date of grant, which is equal to the closing price of our stock on the day immediately preceding the grant date. Generally, stock grants are made to our executives at scheduled quarterly Board meetings that have been previously calendared. Grants are generally made in January (or at the first quarterly meeting), but grants may be made by the Board at other times if, for example, outstanding grants expire unexercised, a mid-year promotion is made meriting a supplemental grant, or an equity plan that is low in available shares at the time of a grant is replenished later in the year, making available shares to which the individual would otherwise be entitled.

        The factors considered in determining the size of option grants include the executive's position within the company, the quantity of shares reflected by the options, the percentage ownership of the Company the options represent on a fully-diluted basis, the vesting status of options already held by the executive, if any, and the executive's contributions to both the creation of value and the long-term success of the Company.

        Our Board grants stock options to our executive officers based upon the recommendations of our Compensation Committee. In 2006, options to purchase 452,267 shares were granted to our named executive officers. This total includes 45,000 shares granted to our previous principal financial officer who left the Company on June 1st, 2006, and 95,600 shares granted in 2006 to our current principal financial officer.

        In addition to stock options, our executive officers are eligible to participate in our 2000 Employee Stock Purchase Plan (the "ESPP"). The ESPP is available to all employees of the Company and generally permits participants to purchase shares at a discount of approximately 15% from the fair market value at the beginning or end of the applicable purchase period.

        In 2006, our named executive officers purchased 2,569 shares pursuant to the ESPP.

        Benefits.    We provide the following benefits to our executives on the same basis as the benefits provided to all employees:

  •
  Health, vision and dental insurance;

  •
  Term life insurance; and

  •
  Short-and long-term disability.

        These benefits are consistent with those offered by other companies and specifically with those companies with which we compete for employees.

        Severance Compensation & Termination Protection.    We have entered into an employment agreement with our Executive Vice President and Chief Science Officer, Donald Payan, which provides for severance compensation to be paid if Dr. Payan is terminated without cause by us, as is defined in the agreement. If Dr. Payan is terminated without cause, we will be obligated to pay his base salary for a one year period following his separation from the Company. Despite the severance obligations, either we or Dr. Payan may terminate his employment at any time for any reason.

Compensation Actions for Our Chief Executive Officer and Our Other Named Executive Officers.

        Compensation actions related to 2006 reflect our Compensation Committee's assessments of performance relative to Company goals and objectives, departmental or functional area goals and individual performance objectives arrived at pursuant to the processes discussed above.

        Our compensation actions for our Chief Executive Officer and our other named executive officers are summarized as follows:

James Gower—President and Chief Executive Officer

  •
  Base Salary 2006: In January 2006, our Compensation Committee recommended and our Board approved setting Mr. Gower's 2006 base salary at $455,000, effective January 1, 2006. This base salary represented a 7.06% increase from the prior year's salary of $425,000.

  •
  Annual Performance Bonus: In January 2007, our Compensation Committee recommended and our Board approved an annual performance bonus related to 2006 performance of $150,150,

    which represented 33% of his 2006 base salary, 100% of the targeted bonus for which he was eligible.

  •
  Equity Compensation: In January 2006, our Compensation Committee recommended and our Board approved a grant of 60,000 stock options with an exercise price of $7.40. This was the fair market value on the date of grant. The options vest monthly over a period of one year from the date of grant.

Donald G. Payan,, M.D.—Executive Vice President and Chief Scientific Officer

  •
  Base Salary 2006: In January 2006, our Compensation Committee recommended and our Board approved setting Dr. Payan's 2006 base salary at $395,000, effective January 1, 2006. This base salary represented a 6.76% increase from the prior year's salary of $370,000.

  •
  Annual Performance Bonus: In January 2007, our Compensation Committee recommended and our Board approved an annual performance bonus related to 2006 performance of $130,350, which represented 33% of his 2006 base salary, 100% of the targeted bonus for which he was eligible.

  •
  Equity Compensation: In January 2006, our Compensation Committee recommended and our Board approved a grant of 55,000 stock options with an exercise price of $7.40. This was the fair market value on the date of grant. The options vest monthly over a period of one year from the date of grant.

Elliot B. Grossbard—Senior Vice President, Medical Development

  •
  Base Salary 2006: In January 2006, our Compensation Committee recommended and our Board approved setting Dr. Grossbard's 2006 base salary at $365,000, effective January 1, 2006. This base salary represented a 7.29% increase from the prior year's salary of $340,200.

  •
  Annual Performance Bonus: In January 2007, our Compensation Committee recommended and our Board approved an annual performance bonus related to 2006 performance of $120,450, which represented 33% of his 2006 base salary, 100% of the targeted bonus for which he was eligible.

  •
  Equity Compensation: In January 2006, our Compensation Committee recommended and our Board approved a grant of 60,000 stock options with an exercise price of $7.40. This was the fair market value on the date of grant. The options vest monthly over a period of one year from the date of grant. With the Board's approval, the Compensation Committee also granted Dr. Grossbard 27,778 stock options with an exercise price of $9.56 in August 2006. This was the fair market value on the date of grant. The options were 50% vested upon grant with the remaining options vesting monthly over a two year period. This grant was equal in number to a grant with a lower exercise price that had expired unexercised.

Raul R. Rodriguez—Executive Vice President, Chief Operating Officer

  •
  Base Salary 2006: In January 2006, our Compensation Committee recommended and our Board approved setting Mr. Rodriguez's 2006 base salary at $355,000, effective January 1, 2006. This base salary represented a 7.58% increase from the prior year's salary of $330,000.

  •
  Annual Performance Bonus: In January 2007, our Compensation Committee recommended and our Board approved an annual performance bonus related to 2006 performance of $117,150, which represented 33% of his 2006 base salary, 100% of the targeted bonus for which he was eligible.

  •
  Equity Compensation: In January 2006, our Compensation Committee recommended and our Board approved a grant of 65,000 stock options with an exercise price of $7.40. This was the fair market value on the date of grant. The options vest monthly over a period of one year from the date of grant. With the Board's approval, the Compensation Committee also granted Mr. Rodriguez 43,889 stock options with an exercise price of $9.56 in August 2006. This was the fair market value on the date of grant. The options were 50% vested upon grant with the remaining options vesting monthly over a two year period. This grant was equal in number to a grant with a lower exercise price that had expired unexercised.

James H. Welch—Vice President, Chief Financial Officer and Secretary; January 1-June 1

  •
  Base Salary 2006: In January 2006, our Compensation Committee recommended and our Board approved setting Mr. Welch's 2006 base salary at $280,000, effective January 1, 2006. Mr. Welch subsequently resigned as an officer and employee of the Company effective June 1, 2006.

  •
  Equity Compensation: In January 2006, our Compensation Committee recommended and our Board approved a grant of 45,000 stock options with an exercise price of $7.40. This was the fair market value the date of grant. The options vested monthly over a period of one year from the date of grant. At the time of Mr. Welch's departure on June 1, 18,750 shares subject to the grant had vested.

Ryan D. Maynard—Vice President of Finance and Acting Chief Financial Officer; June 1- December 31

  •
  Base Salary 2006: Mr. Maynard was promoted to Vice President of Finance and Acting Chief Financial Officer of the Company effective as of June 1, 2006, the date of departure of our previous Chief Financial Officer. Our Compensation Committee recommended and our Board approved this promotion and set Mr. Maynard's 2006 base salary at $230,000, effective June 1, 2006. This promotion came into effect due Mr. Maynard's skill, expertise and achievements with the Company and due to the departure of our previous principal financial officer.

  •
  Annual Performance Bonus: In January 2007, our Compensation Committee recommended and our Board approved an annual performance bonus related to 2006 performance of $68,186, which represented 33% of his 2006 base salary for the time he was an executive officer, and 28% of his 2006 base salary for the time he was our Controller, 100% of the targeted bonus for which he was eligible.

  •
  Equity Compensation: In January 2006, our Compensation Committee approved a grant of 4,600 stock options with an exercise price of $7.88, vesting monthly over one year, while Mr. Maynard was our Controller and a non-executive officer. This was the fair market value on the date of grant. This grant was made at our Compensation Committee's first quarterly meeting in 2006 where grants to our non-executive employees were made. In May 2006, our Compensation Committee recommended and our Board approved a grant of 90,000 stock options with an exercise price of $10.20. This was the fair market value on the date of grant. The options vest monthly over a period of four years beginning June 1, 2006. This grant was in conjunction with Mr. Maynard's promotion to Vice President of Finance and Acting Chief Financial Officer. With the Board's approval, the Compensation Committee also granted Mr. Maynard 1,000 stock options with an exercise price of $9.56 in August 2006. This was the fair market value on the date of grant. The options were 50% vested upon grant with the remaining options vesting monthly over a two year period. This grant was equal in number to a grant with a lower exercise price that had expired unexercised.

Competitive Market Review

        In May 2006, the Compensation Committee agreed to engage an independent compensation consultant, Towers Perrin, to advise the Compensation Committee on all matters related to our current compensation programs and to evaluate the competitiveness and effectiveness of the total compensation package offered to our employees on the basis of market data and trends among our peers.

        Towers Perrin's review included an evaluation of the:

  •
  competitiveness of total direct compensation (base salary, annual incentive and long-term incentive) for a sample of 30 positions across our company;

  •
  design and competitiveness of the annual incentive plan; and

  •
  the design and competitiveness of the long-term incentive plan.

        Overall, Towers Perrin found the base salaries for our employees to be in the 65th percentile and our annual incentives to be in the 28th percentile of our competitive market. Our overall total cash compensation (base salary plus annual incentives) was found to approximate the median of the market. When adding the expected value of long-term incentives to the total cash compensation, our total direct compensation levels were found to be in the 55th percentile.

        Our Compensation Committee carefully reviewed the compensation data prepared by Towers Perrin to ensure that our total executive compensation program is competitive. The compensation data prepared by Towers Perrin consisted of a compilation of compensation and other data prepared by Towers Perrin based upon its review of our peers. Information considered by Towers Perrin and the Compensation Committee when selecting the peers included information regarding location, number of employees, sales, net income, investments, debt, product development stage and market capitalization, as of the year ended December 2005. While the analysis utilized 2005 data on compensation packages for the peer companies, the analysis utilized our 2006 compensation data.

        The information in the Towers Perrin report was one of the factors considered in the process of determining 2007 compensation. The Compensation Committee intends to continue the use of benchmarking from time to time.

Total Compensation

        We intend to continue our strategy of compensating our named executive officers at competitive levels, with the opportunity to earn above-market pay for above-market performance, through programs that emphasize performance-based incentive compensation in the form of cash and equity. We believe our executive compensation packages are consistent with our financial performance, the individual performance of each of our named executive officers and the overall achievement of the goals we believe create and enhance stockholder value. We also believe that the total compensation was reasonable in the aggregate. Further, in light of our compensation philosophy, we believe that the total compensation package for our executives should continue to consist of base salary, annual cash incentive awards (bonuses), long-term equity-based incentive compensation, and certain other benefits.

        The competitive posture of our total annual direct compensation versus the market benchmarks will vary year to year based on company and individual performance, as well as the performance of the peer group companies and their respective levels of annual performance bonus awards made to their executives with which we compare.

SUMMARY COMPENSATION TABLE

        The following table shows for the fiscal year ended December 31, 2006, compensation awarded to or paid to, or earned by, the Company's Named Executive Officers.

Summary Compensation Table for Fiscal 2006(1)

Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards ($)	Option Awards ($)(2)	Non-Equity Incentive Plan Compensation ($)(3)	Change in Pension Value and Nonqualified Deferred Compensation Earnings ($)	All Other Compensation ($)(4)	Total ($)
James M. Gower, Chief Executive Officer, Chairman of the Board and Director	2006	455,000	—	—	1,891,862	150,150	—	2,315	2,499,327
Donald G. Payan, M.D., Executive Vice President, Chief Scientific Officer and Director	2006	395,000	—	—	1,117,285	130,350	—	2,315	1,644,950
Elliott B. Grossbard, M.D. Senior Vice President, Medical Development	2006	365,000	—	—	1,017,079	120,450	—	2,315	1,504,844
Raul R. Rodriguez, Executive Vice President and Chief Operating Officer	2006	355,000	—	—	1,136,923	117,150	—	807	1,609,880
Ryan D. Maynard, Vice President, Chief Financial Officer(5)	2006	219,583	—	—	485,959	68,186	—	420	774,148
James H. Welch, Former Vice President, Chief Financial Officer and Secretary(6)	2006	280,000	—	—	653,830	—	—	335	934,165

(1)
See Compensation Discussion and Analysis above for complete description of compensation plans pursuant to which the amounts listed under the Summary Compensation Table were paid or awarded and the criteria for such payment, including payment of annual incentives, as well as performance criteria on which such payments were based.

(2)
See Note 1 "Summary of Significant Accounting Policies—Impact of the Adoption of SFAS 123(R)" for our valuation assumptions included in our Annual Report on Form 10-K for fiscal year ended December 31, 2006.

(3)
Reflects the value of cash incentive bonuses earned in 2006, but paid in 2007, under our 2006 Cash Incentive Plan.

(4)
Reflects life insurance policy premiums paid by us.

(5)
Mr. Maynard was promoted to Vice President of Finance and Acting Chief Financial Officer of the Company effective as of June 1, 2006.

(6)
Mr. Welch resigned as an officer and employee of the Company effective June 1, 2006.

GRANTS OF PLAN-BASED AWARDS

        The following table shows for the fiscal year ended December 31, 2006, certain information regarding grants of plan-based awards to the Named Executive Officers:

Grants of Plan-Based Awards in Fiscal 2006

								All Other Stock Awards: Number of Shares of Stock or Units (#)
		Estimated Possible Payouts Under Non-Equity Incentive Plan Awards(1)			Estimated Future Payouts Under Equity Incentive Plan Awards				Exercise or Base Price of Option Awards ($/Sh)(3)		Closing Market Price on Date of Grant ($/Sh)(3)		Grant Date Fair Value of Stock and Option Awards ($)(4)
Name	Grant Date	Threshold ($)(2)	Target ($)	Maximum ($)	Threshold (#)	Target (#)	Maximum (#)
James M. Gower	1/25/06	—	150,150	150,150	—	—	—	—		$7.40		$7.24	318,275
Donald G. Payan	1/25/06	—	130,350	130,350	—	—	—	—		$7.40		$7.24	291,752
Elliott B. Grossbard, M.D.	1/25/06 8/7/06	—	120,450	120,450	—	—	—	—	$ $	7.40 9.56	$ $	7.24 9.25	318,275 166,690
Raul R. Rodriguez	1/25/06 8/7/06	—	117,150	117,150	—	—	—	—	$ $	7.40 9.56	$ $	7.24 9.25	344,798 263,369
Ryan D. Maynard	1/18/06 5/30/06 8/7/06	—	68,186	68,186	—	—	—	—	$ $ $	7.88 10.20 9.56	$ $ $	7.79 9.93 9.25	24,267 641,370 6,001
James H. Welch	1/25/06	—	—	—	—	—	—	—		$7.40		$7.24	238,706

(1)
See Compensation Discussion and Analysis above for a complete description of the non-equity incentive plan awards that were earned in 2006 and paid in 2007 and the criteria for such payment, including the performance criteria on which such payments were based.

(2)
There are no thresholds (or equivalent items) with respect to payouts under the 2006 Cash Incentive Plan

(3)
The exercise price of options under our 2000 Plan, pursuant to which option grants are made to our Named Executive Officers, is set at the fair market value of our common stock on the date of grant, which is defined as the closing price of our common stock on the day immediately preceding the grant date.

(4)
See Note 1 "Summary of Significant Accounting Policies—Impact of the Adoption of SFAS 123(R)" for our valuation assumptions included in our Annual Report on Form 10-K for fiscal year ended December 31, 2006.

OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END

        The following table shows for the fiscal year ended December 31, 2006, certain information regarding outstanding equity awards at fiscal year end for the Named Executive Officers.

Outstanding Equity Awards At December 31, 2006

	Option Awards						Stock Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)		Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested ($)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)
James M. Gower	50,000 230,625 50,000 15,000 58,333 55,000	39,375 30,000 — 141,667 5,000	—	$ $ $ $ $ $	1.80 8.25 17.66 22.17 24.56 7.40	2/12/09 7/16/13 6/3/14 1/20/15 10/04/15 1/25/16	—	—	—	—
Donald G. Payan	3,334 213,541 25,000 11,250 27,125 50,416	— 36,459 15,000 — 65,875 4,584		$ $ $ $ $ $	1.80 8.25 17.66 22.17 24.56 7.40	2/12/09 7/16/13 6/3/14 1/20/15 10/4/15 1/25/16	—	—	—	—
Elliott B. Grossbard, M.D.	128,125 21,875 32,222 18,958 55,000 16,203	21,875 13,125 — 46,042 5,000 11,575		$ $ $ $ $ $	8.25 17.66 22.17 24.56 7.40 9.56	7/16/13 6/3/14 1/20/15 10/4/15 1/25/16 8/7/16	—	—	—	—
Raul R. Rodriguez	128,125 46,875 12,500 16,041 59,583 25,602	21,875 28,125 — 38,959 5,417 18,287		$ $ $ $ $ $	8.25 17.66 22.17 24.56 7.40 9.56	7/16/13 6/3/14 1/20/15 10/4/15 1/25/16 8/7/16	—	—	—	—
Ryan D. Maynard	4,877 8,673 17,500 4,216 11,250 583	2,627 3,222 42,500 384 78,750 417		$ $ $ $ $ $	8.15 23.00 23.32 7.88 10.20 9.56	7/18/13 1/26/14 9/28/15 1/18/16 5/30/16 8/7/16	—	—	—	—
James H. Welch	—	—	—		—	—	—	—	—	—

OPTION EXERCISES AND STOCK VESTED

        The following table shows for the fiscal year ended December 31, 2006, certain information regarding option exercises and stock vested during the last fiscal year with respect to the Named Executive Officers:

Option Exercises and Stock Vested in Fiscal 2006

	Option Awards		Stock Awards
Name	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise ($)(1)	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting ($)
James M. Gower	—	—	—	—
Donald G. Payan, M.D.	—	—	—	—
Elliott B. Grossbard, M.D.	—	—	—	—
Raul R. Rodriguez	—	—	—	—
Ryan D. Maynard	—	—	—	—
James H. Welch	119,567	$233,294	—	—

(1)
Value realized represents the excess of the fair market value of the shares at the time of exercise over the exercise price of the options.

DIRECTOR COMPENSATION

        In 2006, each non-employee director of the Company received a yearly retainer of $15,000, the Audit Committee chair received an additional yearly retainer of $10,000 and the Compensation Committee chair received an additional yearly retainer of $5,000. In addition, each director received $1,000 for attending each Board of Directors meeting in person and $1,000 for each committee meeting attended in person. In the fiscal year ended December 31, 2006, the total cash compensation earned by non-employee directors was $168,750; of this amount earned by the non-employee directors in 2006, $37,750 was paid in January 2007. The members of the Board of Directors are also eligible for reimbursement for their expenses incurred in attending Board meetings in accordance with Company policy. Non-employee members of the Board are not entitled to perquisites or retirement benefits.

        Each of our independent directors receives stock option grants under our Directors' Plan. Only non-employee directors or their affiliates are eligible to receive options under the Directors' Plan. Options granted under the Directors' Plan are not intended to qualify as incentive stock options under the Code.

        Option grants under the Directors' Plan are non-discretionary. Each person who is elected or appointed for the first time to be a non-employee director automatically receives, upon the date of his or her initial election or appointment to be a non-employee director by the Board or Rigel stockholders, an initial grant to purchase 20,000 shares of common stock on the terms and conditions set forth in the plan. In addition, on the day following the annual meeting of stockholders each year (except for 2003, when the annual option grants were made on the closing date of the private placement of our common stock, as provided in the Directors' Plan), each non-employee director who continues to serve as a non-employee director automatically receives, an annual option to purchase 10,000 shares of common stock. No other options may be granted at any time under the Directors' Plan. The exercise price of options granted under the Directors' Plan is 100% of the fair market value of our common stock on the date of the option grant. The Board of Directors administers the Directors' Plan such that (a) initial option grants vest in equal monthly installments over the shorter of three years from the date of grant or the period beginning on the date the director is appointed to the Board of Directors and ending on the date of the annual meeting at which the director is first considered for election by the stockholders, provided that the non-employee director continues to provide services to Rigel and (b) annual option grants vest in equal monthly installments over three years from the date of grant. The term of options granted under the Directors' Plan is ten years. In the event of a merger of Rigel with or into another corporation or a consolidation, acquisition of assets or other change-in-control transaction involving us, each option either will continue in effect, if we are the surviving entity, or, if neither assumed nor substituted, will accelerate and the option will terminate if not exercised prior to the consummation of the transaction.

        Pursuant to the Directors' Plan, on May 31, 2006, we granted options covering 10,000 shares of common stock to each of Jean Deleage, Alan D. Frazier, Walter H. Moos, Hollings C. Renton, Peter S. Ringrose, Gary A. Lyons and Stephen A. Sherwin, each at an exercise price of $9.93 per share. These options vest in 36 equal monthly installments beginning on the grant date. In addition, on August 7, 2006, we granted options covering 1,112 to Dr. Deleage, 556 shares to Mr. Frazier, 1,112 shares to Mr. Moos and 4,039 shares to Mr. Sherwin, each at an exercise price of $9.56 per share. These options were 50% vested on the date of grant, with the remaining 50% to vest in 24 equal monthly installments beginning on the grant date.

        The following table shows for the fiscal year ended December 31, 2006 certain information with respect to the compensation of all non-employee directors of the Company:

DIRECTOR COMPENSATION FOR FISCAL 2006

Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)	Option Awards ($)(1)	Non-Equity Incentive Plan Compensation ($)	Change in Pension Value and Nonqualified Deferred Compensation Earnings	All Other Compensation ($)	Total ($)
Jean Deleage, Ph.D.	23,000	—	57,079	—	—	—	80,079
Bradford S. Goodwin	—	—	—	—	—	—	—
Gary A. Lyons	24,000	—	149,906	—	—	—	173,906
Walter H. Moos, Ph.D.	30,000	—	57,079	—	—	—	87,079
Hollings C. Renton	23,000	—	54,564	—	—	—	77,564
Peter S. Ringrose	19,000	—	107,672	—	—	—	126,672
Stephen A. Sherwin, M.D.	25,000	—	69,214	—	—	—	94,214
Alan Frazier	24,750	—	54,775	—	—	—	79,525

(1)
See Note 1 "Summary of Significant Accounting Policies—Impact of the Adoption of SFAS 123(R)" for our valuation assumptions included in our Annual Report on Form 10-K for fiscal year ended December 31, 2006.

TRANSACTIONS WITH RELATED PERSONS

RELATED-PERSON TRANSACTIONS POLICY AND PROCEDURES

        The Company has not yet adopted a written related-person transactions policy. However, our Audit Committee has been delegated the authority to investigate, review and report to the Board on the propriety and ethical implications of any transaction between the Company and any employee, officer or member of the Board or any affiliates of the foregoing. During the upcoming year, the Audit Committee will give full consideration to the adoption of a formal policy regarding related-person transactions and, if adopted, promptly post it on the Company's website.

CERTAIN RELATED-PERSON TRANSACTIONS

        We have an employment agreement with Dr. Payan, our Executive Vice President and Chief Scientific Officer, dated as of January 16, 1997, which was amended in March 2003. Pursuant to the terms of the amended agreement, Dr. Payan is entitled to receive an annualized base salary of $185,000 and was issued 83,333 shares of our common stock. As of January 16, 2000, all such shares were fully vested and not subject to a right of repurchase by us. Either Rigel or Dr. Payan may terminate his employment at any time for any reason. If we terminate Dr. Payan's employment without cause, he will receive a severance payment equal to his annual base salary in effect at the date of termination.

        We have an employment agreement with Dr. Grossbard, our Senior Vice President and Medical Director, dated as of March 18, 2002. Pursuant to the terms of the agreement, Dr. Grossbard is entitled to receive an annualized base salary of $275,000 and was issued an option to purchase 27,778 shares of our common stock. In 2003, all of these options were tendered for cancellation and subsequently regranted at an exercise price of $9.20 per share under the repricing plan approved by our stockholders. Either Rigel or Dr. Grossbard may terminate his employment at any time for any reason.

        The Company has entered into indemnity agreements with certain officers and directors which provide, among other things, that the Company will indemnify such officer or director, under the circumstances and to the extent provided for therein, for expenses, damages, judgments, fines and settlements he or she may be required to pay in actions or proceedings which he or she is or may be made a party by reason of his or her position as a director, officer or other agent of the Company, and otherwise to the fullest extent permitted under Delaware law and the Company's Bylaws.

HOUSEHOLDING OF PROXY MATERIALS

        The SEC has adopted rules that permit companies and intermediaries (e.g., brokers) to satisfy the delivery requirements for proxy statements and annual reports with respect to two or more stockholders sharing the same address by delivering a single proxy statement addressed to those stockholders. This process, which is commonly referred to as "householding," potentially means extra convenience for stockholders and cost savings for companies.

        This year, a number of brokers with account holders who are Rigel stockholders will be "householding" our proxy materials. A single proxy statement will be delivered to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders. Once you have received notice from your broker that they will be "householding" communications to your address, "householding" will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in "householding" and would prefer to receive a separate proxy statement and annual report, please notify your broker. Direct your written request to Secretary, Rigel Pharmaceuticals, Inc., 1180 Veterans Boulevard, South San Francisco, CA 94080 or contact Secretary, Rigel Pharmaceuticals, Inc. at (650) 624-1100. Stockholders who currently receive multiple copies of the proxy statement at their addresses and would like to request "householding" of their communications should contact their brokers.

OTHER MATTERS

        The Board of Directors knows of no other matters that will be presented for consideration at the Annual Meeting. If any other matters are properly brought before the meeting, it is the intention of the persons named in the accompanying proxy to vote on such matters in accordance with their best judgment.

By Order of the Board of Directors

Dolly A. Vance Secretary

April 5, 2007

        A copy of the Company's Annual Report to the Securities and Exchange Commission on Form 10-K for the fiscal year ended December 31, 2006 is available without charge upon written request to: Investor Relations, Rigel Pharmaceuticals, Inc., 1180 Veterans Boulevard, South San Francisco, CA 94080.

Appendix A

RIGEL PHARMACEUTICALS, INC.

2000 EQUITY INCENTIVE PLAN

ADOPTED JANUARY 27, 2000
APPROVED BY STOCKHOLDERS MARCH 15, 2000
AMENDED DECEMBER 13, 2002
AMENDED AND RESTATED APRIL 24, 2003
APPROVED BY STOCKHOLDERS JUNE 20, 2003
AMENDED AND RESTATED APRIL 22, 2005
APPROVED BY STOCKHOLDERS JUNE 2, 2005
AMENDED AND RESTATED MARCH 10, 2006 AND APRIL 18, 2006
APPROVED BY STOCKHOLDERS MAY 30, 2006
AMENDED JANUARY 31, 2007
APPROVED BY STOCKHOLDERS [    ], 2007
TERMINATION DATE: APRIL 24, 2013

1.     PURPOSES.

        (a)   The Plan is an amendment and restatement of, and is intended to supersede and replace, the Company's 1997 Stock Option Plan.

        (b)   The persons eligible to receive Stock Awards are the Employees, Directors and Consultants of the Company and its Affiliates.

        (c)   The purpose of the Plan is to provide a means by which eligible recipients of Stock Awards may be given an opportunity to benefit from increases in value of the Common Stock through the granting of the following Stock Awards: (i) Incentive Stock Options, (ii) Nonstatutory Stock Options, (iii) stock bonuses and (iv) rights to acquire restricted stock.

        (d)   The Company, by means of the Plan, seeks to retain the services of the group of persons eligible to receive Stock Awards, to secure and retain the services of new members of this group and to provide incentives for such persons to exert maximum efforts for the success of the Company and its Affiliates.

        (e)   Any stock awards granted under the Rigel Pharmaceuticals, Inc. 2001 Non-Officer Equity Incentive Plan (the "Non-Officer Plan") prior to April 24, 2003 shall be governed by the terms of the Non-Officer Plan as in effect immediately prior to April 24, 2003, as set forth in Appendix A to this Plan. The Common Stock that was reserved for issuance under the Non-Officer Plan, including the Common Stock that may be issued pursuant to outstanding stock awards granted under the Non-Officer Plan prior to April 24, 2003, shall be included in the aggregate share reserve for this Plan, as set forth in subsection 4(a).

2.     DEFINITIONS.

        (a)   "Affiliate" means any parent corporation or subsidiary corporation of the Company, whether now or hereafter existing, as those terms are defined in Sections 424(e) and (f), respectively, of the Code.

        (b)   "Board" means the Board of Directors of the Company.

        (c)   "Code" means the Internal Revenue Code of 1986, as amended.

        (d)   "Committee" means a committee of one or more members of the Board appointed by the Board in accordance with subsection 3(c).

        (e)   "Common Stock" means the common stock of the Company.

        (f)    "Company" means Rigel Pharmaceuticals, Inc., a Delaware corporation.

        (g)   "Consultant" means any person, including an advisor, (i) engaged by the Company or an Affiliate to render consulting or advisory services and who is compensated for such services or (ii) who is a member of the Board of Directors of an Affiliate. However, the term "Consultant" shall not include either Directors who are not compensated by the Company for their services as Directors or Directors who are merely paid a director's fee by the Company for their services as Directors.

        (h)   "Continuous Service" means that the Participant's service with the Company or an Affiliate, whether as an Employee, Director or Consultant, is not interrupted or terminated. The Participant's Continuous Service shall not be deemed to have terminated merely because of a change in the capacity in which the Participant renders service to the Company or an Affiliate as an Employee, Consultant or Director or a change in the entity for which the Participant renders such service, provided that there is no interruption or termination of the Participant's service. For example, a change in status without interruption from an Employee of the Company to a Consultant of an Affiliate or a Director will not constitute an interruption of Continuous Service. The Board or the chief executive officer of the Company, in that party's sole discretion, may determine whether Continuous Service shall be considered interrupted in the case of any leave of absence approved by that party, including sick leave, military leave or any other personal leave.

        (i)    "Covered Employee" means the chief executive officer and the four (4) other highest compensated officers of the Company for whom total compensation is required to be reported to stockholders under the Exchange Act, as determined for purposes of Section 162(m) of the Code.

        (j)    "Director" means a member of the Board of Directors of the Company.

        (k)   "Disability" means the permanent and total disability of a person within the meaning of Section 22(e)(3) of the Code.

        (l)    "Employee" means any person employed by the Company or an Affiliate. Mere service as a Director or payment of a director's fee by the Company or an Affiliate shall not be sufficient to constitute "employment" by the Company or an Affiliate.

        (m)  "Exchange Act" means the Securities Exchange Act of 1934, as amended.

        (n)   "Fair Market Value" means, as of any date, the value of the Common Stock determined as follows:

            (i)  If the Common Stock is listed on any established stock exchange or traded on the Nasdaq National Market or the Nasdaq SmallCap Market, the Fair Market Value of a share of Common Stock shall be the closing sales price for such stock (or the closing bid, if no sales were reported) as quoted on such exchange or market (or the exchange or market with the greatest volume of trading in the Common Stock) on the last market trading day prior to the day of determination, as reported in The Wall Street Journal or such other source as the Board deems reliable.

           (ii)  In the absence of such markets for the Common Stock, the Fair Market Value shall be determined in good faith by the Board.

        (o)   "Incentive Stock Option" means an Option intended to qualify as an incentive stock option within the meaning of Section 422 of the Code and the regulations promulgated thereunder.

        (p)   "Non-Employee Director" means a Director who either (i) is not a current Employee or Officer of the Company or its parent or a subsidiary, does not receive compensation (directly or indirectly) from the Company or its parent or a subsidiary for services rendered as a consultant or in any capacity other than as a Director (except for an amount as to which disclosure would not be required under Item 404(a) of Regulation S-K promulgated pursuant to the Securities Act ("Regulation S-K")), does not possess an interest in any other transaction as to which disclosure would be required under Item 404(a) of Regulation S-K and is not engaged in a business relationship as to which disclosure would be required under Item 404(b) of Regulation S-K; or (ii) is otherwise considered a "non-employee director" for purposes of Rule 16b-3.

        (q)   "Nonstatutory Stock Option" means an Option not intended to qualify as an Incentive Stock Option.

        (r)   "Officer" means a person who is an officer of the Company within the meaning of Section 16 of the Exchange Act and the rules and regulations promulgated thereunder.

        (s)   "Option" means an Incentive Stock Option or a Nonstatutory Stock Option granted pursuant to the Plan.

        (t)    "Option Agreement" means a written agreement between the Company and an Optionholder evidencing the terms and conditions of an individual Option grant. Each Option Agreement shall be subject to the terms and conditions of the Plan.

        (u)   "Optionholder" means a person to whom an Option is granted pursuant to the Plan or, if applicable, such other person who holds an outstanding Option.

        (v)   "Outside Director" means a Director who either (i) is not a current employee of the Company or an "affiliated corporation" (within the meaning of Treasury Regulations promulgated under Section 162(m) of the Code), is not a former employee of the Company or an "affiliated corporation" receiving compensation for prior services (other than benefits under a tax qualified pension plan), was not an officer of the Company or an "affiliated corporation" at any time and is not currently receiving direct or indirect remuneration from the Company or an "affiliated corporation" for services in any capacity other than as a Director or (ii) is otherwise considered an "outside director" for purposes of Section 162(m) of the Code.

        (w)  "Participant" means a person to whom a Stock Award is granted pursuant to the Plan or, if applicable, such other person who holds an outstanding Stock Award.

        (x)   "Performance Criteria" means the one or more criteria that the Board shall select for purposes of establishing the Performance Goals for a Performance Period. The Performance Criteria that shall be used to establish such Performance Goals may be based on any one of, or combination of, the following: (i) earnings per share; (ii) earnings before interest, taxes and depreciation; (iii) earnings before interest, taxes, depreciation and amortization (EBITDA); (iv) net earnings; (v) total shareholder return; (vi) return on equity; (vii) return on assets, investment, or capital employed; (viii) operating margin; (ix) gross margin; (x) operating income; (xi) net income (before or after taxes); (xii) net operating income; (xiii) net operating income after tax; (xiv) pre- and after-tax income; (xv) pre-tax profit; (xvi) operating cash flow; (xvii) sales or revenue targets; (xviii) increases in revenue or product revenue; (xix) expenses and cost reduction goals; (xx) improvement in or attainment of expense levels; (xxi) improvement in or attainment of working capital levels; (xxii) economic value added (or an equivalent metric); (xxiii) market share; (xxiv) cash flow; (xxv) cash flow per share; (xxvi) share price performance; (xxvii) debt reduction; (xxviii) implementation or completion of projects or processes; (xxix) customer satisfaction; (xxx) total stockholder return; (xxxi) stockholders' equity; and (xxxii) other measures of performance selected by the Board. Partial achievement of the specified criteria may result in the payment or vesting corresponding to the degree of achievement as specified in the Stock Award

Agreement. The Board shall, in its sole discretion, define the manner of calculating the Performance Criteria it selects to use for such Performance Period.

        (y)   "Performance Goals" means, for a Performance Period, the one or more goals established by the Board for the Performance Period based upon the Performance Criteria. The Board is authorized at any time in its sole discretion, to adjust or modify the calculation of a Performance Goal for such Performance Period in order to prevent the dilution or enlargement of the rights of Participants, (a) in the event of, or in anticipation of, any unusual or extraordinary corporate item, transaction, event or development; (b) in recognition of, or in anticipation of, any other unusual or nonrecurring events affecting the Company, or the financial statements of the Company, or in response to, or in anticipation of, changes in applicable laws, regulations, accounting principles, or business conditions; or (c) in view of the Board's assessment of the business strategy of the Company, performance of comparable organizations, economic and business conditions, and any other circumstances deemed relevant. Specifically, the Board is authorized to make adjustment in the method of calculating attainment of Performance Goals and objectives for a Performance Period as follows: (i) to exclude the dilutive effects of acquisitions or joint ventures; (ii) to assume that any business divested by the Company achieved performance objectives at targeted levels during the balance of a Performance Period following such divestiture; and (iii) to exclude the effect of any change in the outstanding shares of common stock of the Company by reason of any stock dividend or split, stock repurchase, reorganization, recapitalization, merger, consolidation, spin-off, combination or exchange of shares or other similar corporate change, or any distributions to common shareholders other than regular cash dividends. In addition, the Board is authorized to make adjustment in the method of calculating attainment of Performance Goals and objectives for a Performance Period as follows: (i) to exclude restructuring and/or other nonrecurring charges; (ii) to exclude exchange rate effects, as applicable, for non-U.S. dollar denominated net sales and operating earnings; (iii) to exclude the effects of changes to generally accepted accounting standards required by the Financial Accounting Standards Board; (iv) to exclude the effects to any statutory adjustments to corporate tax rates; (v) to exclude the impact of any "extraordinary items" as determined under generally accepted accounting principles; and (vi) to exclude any other unusual, non-recurring gain or loss or other extraordinary item.

        (z)   "Performance Period" means the one or more periods of time, which may be of varying and overlapping durations, as the Board may select, over which the attainment of one or more Performance Goals will be measured for the purpose of determining a Participant's right to and the payment of a Stock Award.

        (aa)    "Plan" means this Rigel Pharmaceuticals, Inc. 2000 Equity Incentive Plan.

        (bb)    "Rule 16b-3" means Rule 16b-3 promulgated under the Exchange Act or any successor to Rule 16b-3, as in effect from time to time.

        (cc)    "Securities Act" means the Securities Act of 1933, as amended.

        (dd)    "Stock Award" means any right granted under the Plan, including an Option, a stock bonus, a right to acquire restricted stock, a stock unit award and a stock appreciation right.

        (ee)    "Stock Award Agreement" means a written agreement between the Company and a holder of a Stock Award evidencing the terms and conditions of an individual Stock Award grant. Each Stock Award Agreement shall be subject to the terms and conditions of the Plan.

        (ff)    "Ten Percent Stockholder" means a person who owns (or is deemed to own pursuant to Section 424(d) of the Code) stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or of any of its Affiliates.

3.     ADMINISTRATION.

        (a)   Administration by Board.    The Board shall administer the Plan unless and until the Board delegates administration to a Committee, as provided in subsection 3(c).

        (b)   Powers of Board.    The Board shall have the power, subject to, and within the limitations of, the express provisions of the Plan:

            (i)  To determine from time to time which of the persons eligible under the Plan shall be granted Stock Awards; when and how each Stock Award shall be granted; what type or combination of types of Stock Award shall be granted; the provisions of each Stock Award granted (which need not be identical), including the time or times when a person shall be permitted to receive Common Stock pursuant to a Stock Award; and the number of shares of Common Stock with respect to which a Stock Award shall be granted to each such person.

           (ii)  To construe and interpret the Plan and Stock Awards granted under it, and to establish, amend and revoke rules and regulations for its administration. The Board, in the exercise of this power, may correct any defect, omission or inconsistency in the Plan or in any Stock Award Agreement, in a manner and to the extent it shall deem necessary or expedient to make the Plan fully effective.

         (iii)  To amend the Plan or a Stock Award as provided in Section 12.

          (iv)  To terminate or suspend the Plan as provided in Section 13.

           (v)  Generally, to exercise such powers and to perform such acts as the Board deems necessary or expedient to promote the best interests of the Company which are not in conflict with the provisions of the Plan.

        (c)   Delegation to Committee.

            (i)  General.    The Board may delegate administration of the Plan to a Committee or Committees of one (1) or more members of the Board, and the term "Committee" shall apply to any person or persons to whom such authority has been delegated. If administration is delegated to a Committee, the Committee shall have, in connection with the administration of the Plan, the powers theretofore possessed by the Board, including the power to delegate to a subcommittee any of the administrative powers the Committee is authorized to exercise (and references in this Plan to the Board shall thereafter be to the Committee or subcommittee), subject, however, to such resolutions, not inconsistent with the provisions of the Plan, as may be adopted from time to time by the Board. The Board may abolish the Committee at any time and revest in the Board the administration of the Plan.

           (ii)  Committee Composition when Common Stock is Publicly Traded.    At such time as the Common Stock is publicly traded, in the discretion of the Board, a Committee may consist solely of two or more Outside Directors, in accordance with Section 162(m) of the Code, and/or solely of two or more Non-Employee Directors, in accordance with Rule 16b-3. Within the scope of such authority, the Board or the Committee may (1) delegate to a committee of one or more members of the Board who are not Outside Directors the authority to grant Stock Awards to eligible persons who are either (a) not then Covered Employees and are not expected to be Covered Employees at the time of recognition of income resulting from such Stock Award or (b) not persons with respect to whom the Company wishes to comply with Section 162(m) of the Code and/or (2) delegate to a committee of one or more members of the Board who are not Non-Employee Directors the authority to grant Stock Awards to eligible persons who are not then subject to Section 16 of the Exchange Act.

        (d)   Effect of Board's Decision.    All determinations, interpretations and constructions made by the Board in good faith shall not be subject to review by any person and shall be final, binding and conclusive on all persons.

        (e)   Cancellation and Re-Grant of Stock Awards.    Notwithstanding anything to the contrary in the Plan, neither the Board nor any Committee shall have the authority to: (i) reprice any outstanding Stock Awards under the Plan, (ii) cancel and re-grant any outstanding Stock Awards under the Plan, or (iii) effect any other action that is treated as a repricing under generally accepted accounting principles unless, in each case, the stockholders of the Company have approved such an action within twelve (12) months prior to such an event.

4.     SHARES SUBJECT TO THE PLAN.

        (a)   Share Reserve.    Subject to the provisions of subsection 11(a) relating to adjustments upon changes in Common Stock, the shares of Common Stock that may be issued pursuant to Stock Awards shall not exceed in the aggregate 8,410,403 shares of Common Stock, which number consists of (i) 1,058,333 shares of Common Stock initially reserved for issuance under the Plan plus (ii) 1,600,000 shares of Common Stock approved by the Board in April 2003 and subsequently approved by the Company's stockholders plus (iii) 388,889 shares of Common Stock that were originally reserved for issuance under the Non-Officer Plan (prior to the termination of such plan) as approved by the Board in April 2003 and subsequently approved by the Company's stockholders plus (iv) 296,022 shares and 392,159 shares of Common Stock made available for issuance on December 2, 2003 and 2004, respectively, pursuant to the evergreen provision that was approved by the Board and the Company's stockholders in April 2003 (and subsequently terminated by the Board and stockholders in April 2005) plus (v) 2,275,000 shares of Common Stock approved by the Board in April 2005 and subsequently approved by the Company's stockholders plus (vi) 500,000 shares of Common Stock approved by the Board in April 2006 and subsequently approved by the Company's stockholders plus (vii) 1,900,000 shares of Common stock approved by the Board in January 2007 [and subsequently approved by the Company's stockholders].

        (b)   Subject to subsection 4(c), the number of shares available for issuance under the Plan shall be reduced by: (i) one (1) share for each share of stock issued pursuant to (A) an Option granted under Section 6, or (B) a Stock Appreciation Right granted under subsection 7(d) with respect to which the strike price is at least one hundred percent (100%) of the Fair Market Value of the underlying Common Stock on the date of grant; and (ii) one and four tenths (1.4) shares for each share of Common Stock issued pursuant to a Stock Bonus Award, Restricted Stock Award, Stock Unit Award or Performance Stock Award.

        (c)   Reversion of Shares to the Share Reserve.

            (i)  Shares Available For Subsequent Issuance.    If any (i) Stock Award, including any stock awards granted under the Non-Officer Plan prior to April 24, 2003, shall for any reason expire or otherwise terminate, in whole or in part, without having been exercised in full, (ii) shares of Common Stock issued to a Participant pursuant to a Stock Award, including any shares of Common Stock issued pursuant to stock awards under the Non-Officer Plan prior to April 24, 2003, are forfeited to or repurchased by the Company, including any repurchase or forfeiture caused by the failure to meet a contingency or condition required for the vesting of such shares, or (iii) Stock Award is settled in cash, then the shares of Common Stock not issued under such Stock Award, or forfeited to or repurchased by the Company, shall revert to and again become available for issuance under the Plan. To the extent there is issued a share of Common Stock pursuant to a Stock Award that counted as one and four tenths (1.4) shares against the number of shares available for issuance under the Plan pursuant to subsection 4(b) and such share of Common Stock again becomes available for issuance under the Plan pursuant to this subsection 4(c)(i), then the number of shares of Common Stock available for issuance under the Plan shall increase by one and four tenths (1.4) shares.

           (ii)  Shares Not Available For Subsequent Issuance.    If any shares subject to a Stock Award are not delivered to a Participant because the Stock Award is exercised through a reduction of shares subject to the Stock Award (i.e., "net exercised"), the number of shares that are not delivered to the Participant shall not remain available for issuance under the Plan. If any shares subject to a Stock Award are not delivered to a Participant because such shares are withheld in satisfaction of the withholding of taxes incurred in connection with the exercise of an Option or stock appreciation right, or the issuance of shares under a stock bonus award, restricted stock award or stock unit award, the number of shares that are not delivered to the Participant shall not remain available for subsequent issuance under the Plan. If the exercise price of any Stock Award is satisfied by tendering shares of Common Stock held by the Participant (either by actual delivery or attestation), then the number of shares so tendered shall not remain available for subsequent issuance under the Plan.

        (d)   Source of Shares.    The shares of Common Stock subject to the Plan may be unissued shares or reacquired shares, bought on the market or otherwise.

5.     ELIGIBILITY.

        (a)   Eligibility for Specific Stock Awards.    Incentive Stock Options may be granted only to Employees. Stock Awards other than Incentive Stock Options may be granted to Employees, Directors and Consultants.

        (b)   Ten Percent Stockholders.    A Ten Percent Stockholder shall not be granted an Incentive Stock Option unless the exercise price of such Option is at least one hundred ten percent (110%) of the Fair Market Value of the Common Stock at the date of grant and the Option is not exercisable after the expiration of five (5) years from the date of grant.

        (c)   Section 162(m) Limitation.    Subject to the provisions of Section 11 relating to adjustments upon changes in the shares of Common Stock, no Employee shall be eligible to be granted Options covering more than one hundred sixty-six thousand six hundred sixty-six (166,666) shares of Common Stock during any calendar year.

        (d)   Consultants.

            (i)  A Consultant shall not be eligible for the grant of a Stock Award if, at the time of grant, a Form S-8 Registration Statement under the Securities Act ("Form S-8") is not available to register either the offer or the sale of the Company's securities to such Consultant because of the nature of the services that the Consultant is providing to the Company, or because the Consultant is not a natural person, or as otherwise provided by the rules governing the use of Form S-8, unless the Company determines both (i) that such grant (A) shall be registered in another manner under the Securities Act (e.g., on a Form S-3 Registration Statement) or (B) does not require registration under the Securities Act in order to comply with the requirements of the Securities Act, if applicable, and (ii) that such grant complies with the securities laws of all other relevant jurisdictions.

           (ii)  Form S-8 generally is available to consultants and advisors only if (i) they are natural persons; (ii) they provide bona fide services to the issuer, its parents, its majority-owned subsidiaries or majority-owned subsidiaries of the issuer's parent; and (iii) the services are not in connection with the offer or sale of securities in a capital-raising transaction, and do not directly or indirectly promote or maintain a market for the issuer's securities.

6.     OPTION PROVISIONS.

        Each Option shall be in such form and shall contain such terms and conditions as the Board shall deem appropriate. All Options shall be separately designated Incentive Stock Options or Nonstatutory Stock Options at the time of grant, and, if certificates are issued, a separate certificate or certificates will be issued for shares of Common Stock purchased on exercise of each type of Option. The provisions of separate Options need not be identical, but each Option shall include (through incorporation of provisions hereof by reference in the Option or otherwise) the substance of each of the following provisions:

        (a)   Term.    Subject to the provisions of subsection 5(b) regarding Ten Percent Stockholders, no Option shall be exercisable after the expiration of ten (10) years from the date it was granted.

        (b)   Exercise Price of an Incentive Stock Option.    Subject to the provisions of subsection 5(b) regarding Ten Percent Stockholders, the exercise price of each Incentive Stock Option shall be not less than one hundred percent (100%) of the Fair Market Value of the Common Stock subject to the Option on the date the Option is granted. Notwithstanding the foregoing, an Incentive Stock Option may be granted with an exercise price lower than that set forth in the preceding sentence if such Option is granted pursuant to an assumption or substitution for another option in a manner satisfying the provisions of Section 424(a) of the Code.

        (c)   Exercise Price of a Nonstatutory Stock Option.    The exercise price of each Nonstatutory Stock Option shall be not less than one hundred percent (100%) of the Fair Market Value of the Common Stock subject to the Option on the date the Option is granted. Notwithstanding the foregoing, a Nonstatutory Stock Option may be granted with an exercise price lower than that set forth in the preceding sentence if such Option is granted pursuant to an assumption or substitution for another option in a manner satisfying the provisions of Section 424(a) of the Code.

        (d)   Consideration.    The purchase price of Common Stock acquired pursuant to an Option shall be paid, to the extent permitted by applicable statutes and regulations, either (i) in cash at the time the Option is exercised or (ii) at the discretion of the Board (1) by delivery to the Company of other Common Stock; (2) according to a deferred payment or other similar arrangement with the Optionholder; (3) by a "net exercise" arrangement pursuant to which the Company will reduce the number of shares of Common Stock issued upon exercise by the largest whole number of shares with a Fair Market Value that does not exceed the aggregate exercise price; provided, however, that the Company shall accept a cash or other payment from the Participant to the extent of any remaining balance of the aggregate exercise price not satisfied by such holding back of whole shares; provided, further, however, that shares of Common Stock will no longer be outstanding under an Option and will not be exercisable thereafter to the extent that (i) shares are used to pay the exercise price pursuant to the "net exercise," (ii) shares are delivered to the Participant as a result of such exercise, and (iii) shares are withheld to satisfy tax withholding obligations; or (4) in any other form of legal consideration that may be acceptable to the Board. Unless otherwise specifically provided in the Option, the purchase price of Common Stock acquired pursuant to an Option that is paid by delivery to the Company of other Common Stock acquired, directly or indirectly from the Company, shall be paid only by shares of the Common Stock of the Company that have been held for more than six (6) months (or such longer or shorter period of time required to avoid a charge to the Company's earnings for financial accounting purposes). At any time that the Company is incorporated in Delaware, payment of the Common Stock's "par value," as defined in the Delaware General Corporation Law, shall not be made by deferred payment.

        In the case of any deferred payment arrangement, interest shall be compounded at least annually and shall be charged at the minimum rate of interest necessary to avoid (1) the treatment as interest, under any applicable provisions of the Code, of any amounts other than amounts stated to be interest under the deferred payment arrangement and (2) the treatment of the Option as a variable award for financial accounting purposes.

        (e)   Transferability of an Incentive Stock Option.    An Incentive Stock Option shall not be transferable except by will or by the laws of descent and distribution and shall be exercisable during the lifetime of the Optionholder only by the Optionholder. Notwithstanding the foregoing, the Optionholder may, by delivering written notice to the Company, in a form satisfactory to the Company, designate a third party who, in the event of the death of the Optionholder, shall thereafter be entitled to exercise the Option.

        (f)    Transferability of a Nonstatutory Stock Option.    A Nonstatutory Stock Option shall be transferable to the extent provided in the Option Agreement. If the Nonstatutory Stock Option does not provide for transferability, then the Nonstatutory Stock Option shall not be transferable except by will or by the laws of descent and distribution and shall be exercisable during the lifetime of the Optionholder only by the Optionholder. Notwithstanding the foregoing, the Optionholder may, by delivering written notice to the Company, in a form satisfactory to the Company, designate a third party who, in the event of the death of the Optionholder, shall thereafter be entitled to exercise the Option.

        (g)   Vesting Generally.    The total number of shares of Common Stock subject to an Option may, but need not, vest and therefore become exercisable in periodic installments that may, but need not, be equal. The Option may be subject to such other terms and conditions on the time or times when it may be exercised (which may be based on performance or other criteria) as the Board may deem appropriate. The vesting provisions of individual Options may vary. The provisions of this subsection 6(g) are subject to any Option provisions governing the minimum number of shares of Common Stock as to which an Option may be exercised.

        (h)   Termination of Continuous Service.    In the event an Optionholder's Continuous Service terminates (other than upon the Optionholder's death or Disability), the Optionholder may exercise his or her Option (to the extent that the Optionholder was entitled to exercise such Option as of the date of termination) but only within such period of time ending on the earlier of (i) the date three (3) months following the termination of the Optionholder's Continuous Service (or such longer or shorter period specified in the Option Agreement), or (ii) the expiration of the term of the Option as set forth in the Option Agreement. If, after termination, the Optionholder does not exercise his or her Option within the time specified in the Option Agreement, the Option shall terminate.

        (i)    Extension of Termination Date.    An Optionholder's Option Agreement may also provide that if the exercise of the Option following the termination of the Optionholder's Continuous Service (other than upon the Optionholder's death or Disability) would be prohibited at any time solely because the issuance of shares of Common Stock would violate the registration requirements under the Securities Act, then the Option shall terminate on the earlier of (i) the expiration of the term of the Option set forth in the Option Agreement or (ii) the expiration of a period of three (3) months after the termination of the Optionholder's Continuous Service during which the exercise of the Option would not be in violation of such registration requirements.

        (j)    Disability of Optionholder.    In the event that an Optionholder's Continuous Service terminates as a result of the Optionholder's Disability, the Optionholder may exercise his or her Option (to the extent that the Optionholder was entitled to exercise such Option as of the date of termination), but only within such period of time ending on the earlier of (i) the date twelve (12) months following such termination (or such longer or shorter period specified in the Option Agreement) or (ii) the expiration of the term of the Option as set forth in the Option Agreement. If, after termination, the Optionholder does not exercise his or her Option within the time specified herein, the Option shall terminate.

        (k)   Death of Optionholder.    In the event (i) an Optionholder's Continuous Service terminates as a result of the Optionholder's death or (ii) the Optionholder dies within the period (if any) specified in the Option Agreement after the termination of the Optionholder's Continuous Service for a reason other than death, then the Option may be exercised (to the extent the Optionholder was entitled to exercise such Option as of the date of death) by the Optionholder's estate, by a person who acquired the right to exercise the Option by bequest or inheritance or by a person designated to exercise the Option upon the Optionholder's death pursuant to subsection 6(e) or 6(f), but only within the period ending on the earlier of (1) the date eighteen (18) months following the date of death (or such longer or shorter period specified in the Option Agreement) or (2) the expiration of the term of such Option as set forth in the Option Agreement. If, after death, the Option is not exercised within the time specified herein, the Option shall terminate.

        (l)    Early Exercise.    The Option may, but need not, include a provision whereby the Optionholder may elect at any time before the Optionholder's Continuous Service terminates to exercise the Option as to any part or all of the shares of Common Stock subject to the Option prior to the full vesting of the Option. Any unvested shares of Common Stock so purchased may be subject to a repurchase option in favor of the Company or to any other restriction the Board determines to be appropriate. The Company will not exercise its repurchase option until at least six (6) months (or such longer or shorter period of time required to avoid a charge to earnings for financial accounting purposes) have elapsed following exercise of the Option unless the Board otherwise specifically provides in the Option.

7.     PROVISIONS OF STOCK AWARDS OTHER THAN OPTIONS.

        (a)   Stock Bonus Awards.    Each stock bonus agreement shall be in such form and shall contain such terms and conditions as the Board shall deem appropriate. The terms and conditions of stock bonus agreements may change from time to time, and the terms and conditions of separate stock bonus agreements need not be identical, but each stock bonus agreement shall include (through incorporation of provisions hereof by reference in the agreement or otherwise) the substance of each of the following provisions:

            (i)  Consideration.    A stock bonus may be awarded in consideration for past services actually rendered to the Company or an Affiliate for its benefit.

           (ii)  Vesting.    Shares of Common Stock awarded under the stock bonus agreement may, but need not, be subject to a share repurchase option in favor of the Company in accordance with a vesting schedule to be determined by the Board.

         (iii)  Termination of Participant's Continuous Service.    In the event a Participant's Continuous Service terminates, the Company may reacquire any or all of the shares of Common Stock held by the Participant which have not vested as of the date of termination under the terms of the stock bonus agreement. The Company will not exercise its repurchase option until at least six (6) months (or such longer or shorter period of time required to avoid a change to earnings for financial accounting purposes) have elapsed following receipt of the stock bonus unless otherwise specifically provided in the stock bonus agreement.

          (iv)  Transferability.    Rights to acquire shares of Common Stock under the stock bonus agreement shall be transferable by the Participant only upon such terms and conditions as are set forth in the stock bonus agreement, as the Board shall determine in its discretion, so long as Common Stock awarded under the stock bonus agreement remains subject to the terms of the stock bonus agreement.

        (b)   Restricted Stock Awards.    Each restricted stock purchase agreement shall be in such form and shall contain such terms and conditions as the Board shall deem appropriate. The terms and conditions of the restricted stock purchase agreements may change from time to time, and the terms and conditions of separate restricted stock purchase agreements need not be identical, but each restricted stock purchase agreement shall include (through incorporation of provisions hereof by reference in the agreement or otherwise) the substance of each of the following provisions:

            (i)  Purchase Price.    The purchase price under each restricted stock purchase agreement shall be such amount as the Board shall determine and designate in such restricted stock purchase agreement. The purchase price shall not be less than eighty-five percent (85%) of the Common Stock's Fair Market Value on the date such award is made or at the time the purchase is consummated.

           (ii)  Consideration.    The purchase price of Common Stock acquired pursuant to the restricted stock purchase agreement shall be paid either: (i) in cash at the time of purchase; (ii) at the discretion of the Board, according to a deferred payment or other similar arrangement with the Participant; or (iii) in any other form of legal consideration that may be acceptable to the Board in its discretion; provided, however, that at any time that the Company is incorporated in Delaware, then payment of the Common Stock's "par value," as defined in the Delaware General Corporation Law, shall not be made by deferred payment.

         (iii)  Vesting.    Shares of Common Stock acquired under the restricted stock purchase agreement may, but need not, be subject to a share repurchase option in favor of the Company in accordance with a vesting schedule to be determined by the Board.

          (iv)  Termination of Participant's Continuous Service.    In the event a Participant's Continuous Service terminates, the Company may repurchase or otherwise reacquire any or all of the shares of Common Stock held by the Participant that have not vested as of the date of termination under the terms of the restricted stock purchase agreement. The Company will not exercise its repurchase option until at least six (6) months (or such longer or shorter period of time required to avoid a charge to earnings for financial accounting purposes) have elapsed following the purchase of the restricted stock unless otherwise provided in the restricted stock purchase agreement.

           (v)  Transferability.    Rights to acquire shares of Common Stock under the restricted stock purchase agreement shall be transferable by the Participant only upon such terms and conditions as are set forth in the restricted stock purchase agreement, as the Board shall determine in its discretion, so long as Common Stock awarded under the restricted stock purchase agreement remains subject to the terms of the restricted stock purchase agreement.

        (c)   Stock Unit Awards.    Each stock unit award agreement shall be in such form and shall contain such terms and conditions as the Board shall deem appropriate. The terms and conditions of stock unit award agreements may change from time to time, and the terms and conditions of separate stock unit award agreements need not be identical, provided, however, that each stock unit award agreement shall include (through incorporation of the provisions hereof by reference in the agreement or otherwise) the substance of each of the following provisions:

            (i)  Consideration.    At the time of grant of a stock unit award, the Board will determine the consideration, if any, to be paid by the Participant upon delivery of each share of Common Stock subject to the stock unit award. The consideration to be paid (if any) by the Participant for each share of Common Stock subject to a stock unit award may be paid in any form of legal consideration that may be acceptable to the Board in its sole discretion and permissible under applicable law.

           (ii)  Vesting.    At the time of the grant of a stock unit award, the Board may impose such restrictions or conditions to the vesting of the stock unit award as it, in its sole discretion, deems appropriate.

         (iii)  Payment.    A stock unit award may be settled by the delivery of shares of Common Stock, their cash equivalent, any combination thereof or in any other form of consideration, as determined by the Board and contained in the stock unit award agreement.

          (iv)  Additional Restrictions.    At the time of the grant of a stock unit award, the Board, as it deems appropriate, may impose such restrictions or conditions that delay the delivery of the shares of Common Stock (or their cash equivalent) subject to a stock unit award after the vesting of such stock unit award.

           (v)  Dividend Equivalents.    Dividend equivalents may be credited in respect of shares of Common Stock covered by a stock unit award, as determined by the Board and contained in the stock unit award agreement. At the sole discretion of the Board, such dividend equivalents may be converted into additional shares of Common Stock covered by the stock unit award in such manner as determined by the Board. Any additional shares covered by the stock unit award credited by reason of such dividend equivalents will be subject to all the terms and conditions of the underlying stock unit award agreement to which they relate.

          (vi)  Termination of Participant's Continuous Service.    Except as otherwise provided in the applicable stock unit award agreement, such portion of the stock unit award that has not vested will be forfeited upon the Participant's termination of Continuous Service.

        (d)   Stock Appreciation Rights.    Each stock appreciation right agreement shall be in such form and shall contain such terms and conditions as the Board shall deem appropriate. The terms and conditions of stock appreciation right agreements may change from time to time, and the terms and conditions of separate stock appreciation right agreements need not be identical; provided, however, that each stock appreciation right agreement shall include (through incorporation of the provisions hereof by reference in the agreement or otherwise) the substance of each of the following provisions:

            (i)  Strike Price and Calculation of Appreciation.    Each stock appreciation right will be denominated in shares of Common Stock equivalents. The appreciation distribution payable on the exercise of a stock appreciation right will be not greater than an amount equal to the excess of (i) the aggregate Fair Market Value (on the date of the exercise of the stock appreciation right) of a number of shares of Common Stock equal to the number of shares of Common Stock equivalents in which the Participant is vested under such stock appreciation right, and with respect to which the Participant is exercising the stock appreciation right on such date, over (ii) an amount (the strike price) that will be determined by the Board at the time of grant of the stock appreciation right.

           (ii)  Vesting.    At the time of the grant of a stock appreciation right, the Board may impose such restrictions or conditions to the vesting of such stock appreciation right as it, in its sole discretion, deems appropriate.

         (iii)  Exercise.    To exercise any outstanding stock appreciation right, the Participant must provide written notice of exercise to the Company in compliance with the provisions of the stock appreciation right agreement evidencing such stock appreciation right.

          (iv)  Payment.    The appreciation distribution in respect to a stock appreciation right may be paid in Common Stock, in cash, in any combination of the two or in any other form of consideration, as determined by the Board and contained in the stock appreciation right agreement evidencing such stock appreciation right.

           (v)  Termination of Continuous Service.    In the event that a Participant's Continuous Service terminates, the Participant may exercise his or her stock appreciation right (to the extent that the Participant was entitled to exercise such stock appreciation right as of the date of termination) but only within such period of time ending on the earlier of (i) the date three (3) months following the termination of the Participant's Continuous Service (or such longer or shorter period specified in the stock appreciation right agreement), or (ii) the expiration of the term of the stock appreciation right as set forth in the stock appreciation right agreement. If, after termination, the Participant does not exercise his or her stock appreciation right within the time specified herein or in the stock appreciation right agreement (as applicable), the stock appreciation right shall terminate.

8.     COVENANTS OF THE COMPANY.

        (a)   Availability of Shares.    During the terms of the Stock Awards, the Company shall keep available at all times the number of shares of Common Stock required to satisfy such Stock Awards.

        (b)   Securities Law Compliance.    The Company shall seek to obtain from each regulatory commission or agency having jurisdiction over the Plan such authority as may be required to grant Stock Awards and to issue and sell shares of Common Stock upon exercise of the Stock Awards; provided, however, that this undertaking shall not require the Company to register under the Securities Act the Plan, any Stock Award or any Common Stock issued or issuable pursuant to any such Stock Award. If, after reasonable efforts, the Company is unable to obtain from any such regulatory commission or agency the authority which counsel for the Company deems necessary for the lawful issuance and sale of Common Stock under the Plan, the Company shall be relieved from any liability for failure to issue and sell Common Stock upon exercise of such Stock Awards unless and until such authority is obtained.

9.     USE OF PROCEEDS FROM STOCK.

        Proceeds from the sale of Common Stock pursuant to Stock Awards shall constitute general funds of the Company.

10.   MISCELLANEOUS.

        (a)   Acceleration of Exercisability and Vesting.    The Board shall have the power to accelerate the time at which a Stock Award may first be exercised or the time during which a Stock Award or any part thereof will vest in accordance with the Plan, notwithstanding the provisions in the Stock Award stating the time at which it may first be exercised or the time during which it will vest.

        (b)   Stockholder Rights.    No Participant shall be deemed to be the holder of, or to have any of the rights of a holder with respect to, any shares of Common Stock subject to such Stock Award unless and until such Participant has satisfied all requirements for exercise of the Stock Award pursuant to its terms.

        (c)   No Employment or other Service Rights.    Nothing in the Plan or any instrument executed or Stock Award granted pursuant thereto shall confer upon any Participant any right to continue to serve the Company or an Affiliate in the capacity in effect at the time the Stock Award was granted or shall affect the right of the Company or an Affiliate to terminate (i) the employment of an Employee with or without notice and with or without cause, (ii) the service of a Consultant pursuant to the terms of such Consultant's agreement with the Company or an Affiliate or (iii) the service of a Director pursuant to the Bylaws of the Company or an Affiliate, and any applicable provisions of the corporate law of the state in which the Company or the Affiliate is incorporated, as the case may be.

        (d)   Incentive Stock Option $100,000 Limitation.    To the extent that the aggregate Fair Market Value (determined at the time of grant) of Common Stock with respect to which Incentive Stock Options are exercisable for the first time by any Optionholder during any calendar year (under all plans of the Company and its Affiliates) exceeds one hundred thousand dollars ($100,000), the Options or portions thereof which exceed such limit (according to the order in which they were granted) shall be treated as Nonstatutory Stock Options.

        (e)   Investment Assurances.    The Company may require a Participant, as a condition of exercising or acquiring Common Stock under any Stock Award, (i) to give written assurances satisfactory to the Company as to the Participant's knowledge and experience in financial and business matters and/or to employ a purchaser representative reasonably satisfactory to the Company who is knowledgeable and experienced in financial and business matters and that he or she is capable of evaluating, alone or together with the purchaser representative, the merits and risks of exercising the Stock Award; and (ii) to give written assurances satisfactory to the Company stating that the Participant is acquiring Common Stock subject to the Stock Award for the Participant's own account and not with any present intention of selling or otherwise distributing the Common Stock. The foregoing requirements, and any assurances given pursuant to such requirements, shall be inoperative if (1) the issuance of the shares of Common Stock upon the exercise or acquisition of Common Stock under the Stock Award has been registered under a then currently effective registration statement under the Securities Act or (2) as to any particular requirement, a determination is made by counsel for the Company that such requirement need not be met in the circumstances under the then applicable securities laws. The Company may, upon advice of counsel to the Company, place legends on stock certificates issued under the Plan as such counsel deems necessary or appropriate in order to comply with applicable securities laws, including, but not limited to, legends restricting the transfer of the Common Stock.

        (f)    Withholding Obligations.    To the extent provided by the terms of a Stock Award Agreement, the Participant may satisfy any federal, state or local tax withholding obligation relating to the exercise or acquisition of Common Stock under a Stock Award by any of the following means (in addition to the Company's right to withhold from any compensation paid to the Participant by the Company) or by a combination of such means: (i) tendering a cash payment; (ii) authorizing the Company to withhold shares of Common Stock from the shares of Common Stock otherwise issuable to the Participant as a result of the exercise or acquisition of Common Stock under the Stock Award, provided, however, that no shares of Common Stock are withheld with a value exceeding the minimum amount of tax required to be withheld by law (or such lesser amount as may be necessary to avoid variable award accounting); or (iii) delivering to the Company owned and unencumbered shares of Common Stock of the Company that have been held for more than six (6) months (or such longer or shorter period of time required to avoid a charge to the Company's earnings for financial accounting purposes).

        (g)   Performance Stock Awards.    A Stock Award may be granted, may vest, or may be exercised based upon service conditions, upon the attainment during a Performance Period of certain Performance Goals, or both. The length of any Performance Period, the Performance Goals to be achieved during the Performance Period, and the measure of whether and to what degree such Performance Goals have been attained shall be conclusively determined by the Board in its sole discretion. The maximum benefit to be received by any individual in any calendar year attributable to Stock Awards described in this subsection 10(g) shall not exceed the value of one hundred sixty-six thousand six hundred sixty-six (166,666) shares of Common Stock.

11.   ADJUSTMENTS UPON CHANGES IN STOCK.

        (a)   Capitalization Adjustments.    If any change is made in the Common Stock subject to the Plan, or subject to any Stock Award, without the receipt of consideration by the Company (through merger, consolidation, reorganization, recapitalization, reincorporation, stock dividend, dividend in property other than cash, stock split, liquidating dividend, combination of shares, exchange of shares, change in corporate structure or other transaction not involving the receipt of consideration by the Company), the Plan will be appropriately adjusted in the class(es) and maximum number of securities subject to the Plan pursuant to subsection 4(a) and the maximum number of securities subject to award to any person pursuant to subsection 5(c) and 10(g), and the outstanding Stock Awards will be appropriately adjusted in the class(es) and number of securities and price per share of Common Stock subject to such outstanding Stock Awards. The Board shall make such adjustments, and its determination shall be final, binding and conclusive. (The conversion of any convertible securities of the Company shall not be treated as a transaction "without receipt of consideration" by the Company.)

        (b)   Dissolution or Liquidation.    In the event of a dissolution or liquidation of the Company, then all outstanding Stock Awards shall terminate immediately prior to such event, and shares of Common Stock subject to the Company's repurchase option may be repurchased by the Company notwithstanding the fact that the holder of such stock is still in Continuous Service. Notwithstanding the foregoing, Options granted under the 1997 Stock Option Plan shall be subject to subsection 11(c) below in the event of a dissolution or liquidation of the Company.

        (c)   Corporate Transaction.    In the event of (i) a sale, lease or other disposition of all or substantially all of the securities or assets of the Company, (ii) a merger or consolidation in which the Company is not the surviving corporation or (iii) a reverse merger in which the Company is the surviving corporation but the shares of Common Stock outstanding immediately preceding the merger are converted by virtue of the merger into other property, whether in the form of securities, cash or otherwise, then any surviving corporation or acquiring corporation may assume any Stock Awards outstanding under the Plan or may substitute similar stock awards (including an award to acquire the same consideration paid to the stockholders in the transaction described in this subsection 11(c)) for those outstanding under the Plan. In the event any surviving corporation or acquiring corporation does not assume such Stock Awards or substitute similar stock awards for those outstanding under the Plan, then with respect to Stock Awards held by Participants whose Continuous Service has not terminated, the vesting of such Stock Awards (and, if applicable, the time during which such Stock Awards may be exercised) shall be accelerated in full, and the Stock Awards shall terminate if not exercised (if applicable) at or prior to such event. With respect to any other Stock Awards outstanding under the Plan, such Stock Awards shall terminate if not exercised (if applicable) prior to such event.

12.   AMENDMENT OF THE PLAN AND STOCK AWARDS.

        (a)   Amendment of Plan.    The Board at any time, and from time to time, may amend the Plan. However, except as provided in Section 11 relating to adjustments upon changes in Common Stock, no amendment shall be effective unless approved by the stockholders of the Company to the extent stockholder approval is necessary to satisfy the requirements of Section 422 of the Code, Rule 16b-3 or any Nasdaq or securities exchange listing requirements.

        (b)   Stockholder Approval.    The Board may, in its sole discretion, submit any other amendment to the Plan for stockholder approval, including, but not limited to, amendments to the Plan intended to satisfy the requirements of Section 162(m) of the Code and the regulations thereunder regarding the exclusion of performance-based compensation from the limit on corporate deductibility of compensation paid to certain executive officers.

        (c)   Contemplated Amendments.    It is expressly contemplated that the Board may amend the Plan in any respect the Board deems necessary or advisable to provide eligible Employees with the maximum benefits provided or to be provided under the provisions of the Code and the regulations promulgated thereunder relating to Incentive Stock Options and/or to bring the Plan and/or Incentive Stock Options granted under it into compliance therewith.

        (d)   No Impairment of Rights.    Rights under any Stock Award granted before amendment of the Plan shall not be impaired by any amendment of the Plan unless (i) the Company requests the consent of the Participant and (ii) the Participant consents in writing.

        (e)   Amendment of Stock Awards.    The Board at any time, and from time to time, may amend the terms of any one or more Stock Awards; provided, however, that the rights under any Stock Award shall not be impaired by any such amendment unless (i) the Company requests the consent of the Participant and (ii) the Participant consents in writing.

13.   TERMINATION OR SUSPENSION OF THE PLAN.

        (a)   Plan Term.    Unless sooner terminated by the Board pursuant to Section 3, the Plan shall automatically terminate on the day before the tenth (10th) anniversary of the date the Plan is adopted by the Board or approved by the stockholders of the Company, whichever is earlier. No Stock Awards may be granted under the Plan while the Plan is suspended or after it is terminated.

        (b)   No Impairment of Rights.    Suspension or termination of the Plan shall not impair rights and obligations under any Stock Award granted while the Plan is in effect except with the written consent of the Participant.

14.   EFFECTIVE DATE OF PLAN.

        The Plan shall become effective upon its adoption by the Board, but no Stock Award shall be exercised (or, in the case of a stock bonus, shall be granted) unless and until the Plan has been approved by the stockholders of the Company, which approval shall be within twelve (12) months before or after the date the Plan is adopted by the Board.

15.   CHOICE OF LAW.

        The law of the State of Delaware shall govern all questions concerning the construction, validity and interpretation of this Plan, without regard to such state's conflict of laws rules.

Appendix A

RIGEL PHARMACEUTICALS, INC.

2001 NON-OFFICER EQUITY INCENTIVE PLAN

ADOPTED JULY 19, 2001
AMENDED DECEMBER 13, 2002
STOCKHOLDER APPROVAL NOT REQUIRED

1.     PURPOSES.

        (a)   Eligible Stock Award Recipients.    The persons eligible to receive Stock Awards are the Employees (other than Officers) and Consultants of the Company and its Affiliates.

        (b)   Available Stock Awards.    The purpose of the Plan is to provide a means by which eligible recipients of Stock Awards may be given an opportunity to benefit from increases in value of the Common Stock through the granting of the following Stock Awards: (i) Nonstatutory Stock Options, (ii) stock bonus awards and (iii) rights to acquire restricted stock.

        (c)   General Purpose.    The Company, by means of the Plan, seeks to retain the services of the group of persons eligible to receive Stock Awards, to secure and retain the services of new members of this group and to provide incentives for such persons to exert maximum efforts for the success of the Company and its Affiliates.

2.     DEFINITIONS.

        (a)   "Affiliate" means any parent corporation or subsidiary corporation of the Company, whether now or hereafter existing, as those terms are defined in Sections 424(e) and (f), respectively, of the Code.

        (b)   "Board" means the Board of Directors of the Company.

        (c)   "Code" means the Internal Revenue Code of 1986, as amended.

        (d)   "Committee" means a committee of one or more members of the Board appointed by the Board in accordance with Section 3(c).

        (e)   "Common Stock" means the common stock of the Company.

        (f)    "Company" means Rigel Pharmaceuticals, Inc., a Delaware corporation.

        (g)   "Consultant" means any person, including an advisor, engaged by the Company or an Affiliate to render consulting or advisory services and who is compensated for such services. However, the term "Consultant" shall not include either Directors who are not compensated by the Company for their services as Directors or Directors who are merely paid a director's fee by the Company for their services as Directors.

        (h)   "Continuous Service" means that the Participant's service with the Company or an Affiliate, whether as an Employee, Director or Consultant, is not interrupted or terminated. The Participant's Continuous Service shall not be deemed to have terminated merely because of a change in the capacity in which the Participant renders service to the Company or an Affiliate as an Employee, Consultant or Director or a change in the entity for which the Participant renders such service, provided that there is no interruption or termination of the Participant's Continuous Service. For example, a change in status

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from an Employee of the Company to a Consultant of an Affiliate or a Director will not constitute an interruption of Continuous Service. The Board or the chief executive officer of the Company, in that party's sole discretion, may determine whether Continuous Service shall be considered interrupted in the case of any leave of absence approved by that party, including sick leave, military leave or any other personal leave.

        (i)    "Director" means a member of the Board of Directors of the Company.

        (j)    "Disability" means the inability of a person, in the opinion of a qualified physician acceptable to the Company, to perform the major duties of such person's position with the Company or with an Affiliate because of the sickness or injury of such person.

        (k)   "Employee" means any person employed by the Company or an Affiliate. Mere service as a Director or payment of a director's fee by the Company or an Affiliate shall not be sufficient to constitute "employment" by the Company or an Affiliate.

        (l)    "Exchange Act" means the Securities Exchange Act of 1934, as amended.

        (m)  "Fair Market Value" means, as of any date, the value of the Common Stock determined as follows:

            (i)  If the Common Stock is listed on any established stock exchange or traded on the Nasdaq National Market or the Nasdaq SmallCap Market, the Fair Market Value of a share of Common Stock shall be the closing sales price for such stock (or the closing bid if no sales were reported) as quoted on such exchange or market (or the exchange or market with the greatest volume of trading in the Common Stock) on the day before the date of grant (the "determination date", or if the determination date is not a market trading day, then the last market trading day prior to the determination, as reported in The Wall Street Journal or such other source as the Board deems reliable.

           (ii)  In the absence of such markets for the Common Stock, the Fair Market Value shall be determined in good faith by the Board.

        (n)   "Non-Employee Director" means a Director who either (i) is not a current Employee or Officer of the Company or its parent or a subsidiary, does not receive compensation (directly or indirectly) from the Company or its parent or a subsidiary for services rendered as a consultant or in any capacity other than as a Director (except for an amount as to which disclosure would not be required under Item 404(a) of Regulation S-K promulgated under the federal securities laws ("Regulation S-K")), does not possess an interest in any other transaction as to which disclosure would be required under Item 404(a) of Regulation S-K and is not engaged in a business relationship as to which disclosure would be required under Item 404(b) of Regulation S-K; or (ii) is otherwise considered a "non-employee director" for purposes of Rule 16b-3.

        (o)   "Nonstatutory Stock Option" means an Option not intended to qualify as an "incentive stock option" within the meaning of Section 422 of the Code and the regulations promulgated thereunder.

        (p)   "Officer" means a person who possesses the authority of an "officer" as that term is used in Rule 4460(i)(1)(A) of the Rules of the National Association of Securities Dealers, Inc. For purposes of the Plan, a person employed by the Company in the position of "Vice President" or higher shall be classified as an "Officer" unless the Board or Committee expressly finds that such person does not possess the authority of an "officer" as that term is used in Rule 4460(i)(1)(A) of the Rules of the National Association of Securities Dealers, Inc.

        (q)   "Option" means a Nonstatutory Stock Option granted pursuant to the Plan.

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        (r)   "Option Agreement" means a written agreement between the Company and an Optionholder evidencing the terms and conditions of an individual Option grant. Each Option Agreement shall be subject to the terms and conditions of the Plan.

        (s)   "Optionholder" means a person to whom an Option is granted pursuant to the Plan or, if applicable, such other person who holds an outstanding Option.

        (t)    "Participant" means a person to whom a Stock Award is granted pursuant to the Plan or, if applicable, such other person who holds an outstanding Stock Award.

        (u)   "Plan" means this Rigel Pharmaceuticals, Inc. 2001 Non-Officer Equity Incentive Plan.

        (v)   "Rule 16b-3" means Rule 16b-3 promulgated under the Exchange Act or any successor to Rule 16b-3, as in effect from time to time.

        (w)  "Securities Act" means the Securities Act of 1933, as amended.

        (x)   "Stock Award" means any right granted under the Plan, including an Option, a restricted stock purchase award and a stock bonus award.

        (y)   "Stock Award Agreement" means a written agreement between the Company and a holder of a Stock Award evidencing the terms and conditions of an individual Stock Award grant. Each Stock Award Agreement shall be subject to the terms and conditions of the Plan.

3.     ADMINISTRATION.

        (a)   Administration by Board.    The Board shall administer the Plan unless and until the Board delegates administration to a Committee, as provided in Section 3(c).

        (b)   Powers of Board.    The Board shall have the power, subject to, and within the limitations of, the express provisions of the Plan:

            (i)  To determine from time to time which of the persons eligible under the Plan shall be granted Stock Awards; when and how each Stock Award shall be granted; what type or combination of types of Stock Award shall be granted; the provisions of each Stock Award granted, including the time or times when a person shall be permitted to receive Common Stock pursuant to a Stock Award; and the number of shares of Common Stock with respect to which a Stock Award shall be granted to each such person.

           (ii)  To construe and interpret the Plan and Stock Awards granted under it, and to establish, amend and revoke rules and regulations for its administration. The Board, in the exercise of this power, may correct any defect, omission or inconsistency in the Plan or in any Stock Award Agreement, in a manner and to the extent it shall deem necessary or expedient to make the Plan fully effective.

         (iii)  To effect, at any time and from time to time, with the consent of any adversely affected Optionholder, (1) the reduction of the exercise price of any outstanding Option under the Plan, (2) the cancellation of any outstanding Option under the Plan and the grant in substitution therefor of (A) a new Option under the Plan covering the same or a different number of shares of Common Stock, (B) a stock bonus, (C) the right to acquire restricted stock, and/or (D) cash, or (3) any other action that is treated as a repricing under generally accepted accounting principles.

          (iv)  To amend the Plan or a Stock Award as provided in Section 12.

           (v)  Generally, to exercise such powers and to perform such acts as the Board deems necessary or expedient to promote the best interests of the Company which are not in conflict with the provisions of the Plan.

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        (c)   Delegation to Committee.

            (i)  General.    The Board may delegate administration of the Plan to a Committee or Committees of one (1) or more members of the Board, and the term "Committee" shall apply to any person or persons to whom such authority has been delegated. If administration is delegated to a Committee, the Committee shall have, in connection with the administration of the Plan, the powers theretofore possessed by the Board, including the power to delegate to a subcommittee any of the administrative powers the Committee is authorized to exercise (and references in this Plan to the Board shall thereafter be to the Committee or subcommittee), subject, however, to such resolutions, not inconsistent with the provisions of the Plan, as may be adopted from time to time by the Board. The Board may abolish the Committee at any time and revest in the Board the administration of the Plan.

           (ii)  Committee Composition when Common Stock is Publicly Traded.    At such time as the Common Stock is publicly traded, in the discretion of the Board, a Committee may consist solely of two or more Non-Employee Directors, in accordance with Rule 16b-3. Within the scope of such authority, the Board or the Committee may delegate to a committee of one or more members of the Board who are not Non-Employee Directors the authority to grant Stock Awards to eligible persons who are not then subject to Section 16 of the Exchange Act.

        (d)   Effect of Board's Decision.    All determinations, interpretations and constructions made by the Board in good faith shall not be subject to review by any person and shall be final, binding and conclusive on all persons.

4.     SHARES SUBJECT TO THE PLAN.

        (a)   Share Reserve.    Subject to the provisions of Section 11 relating to adjustments upon changes in Common Stock, the Common Stock that may be issued pursuant to Stock Awards shall not exceed in the aggregate three million five hundred thousand (3,500,000) shares of Common Stock.

        (b)   Reversion of Shares to the Share Reserve.    If any Nonstatutory Stock Option shall for any reason expire or otherwise terminate, in whole or in part, without having been exercised in full, the shares of Common Stock not acquired under such Nonstatutory Stock Option shall revert to and again become available for issuance under the Plan.

        (c)   Source of Shares.    The shares of Common Stock subject to the Plan may be unissued shares or reacquired shares, bought on the market or otherwise.

5.     ELIGIBILITY.

        (a)   Eligibility for Specific Stock Awards.    Stock Awards may be granted to Employees, who are not Officers, and Consultants; provided, however, that Officers who are not previously employed by the Company may be granted Stock Awards as an inducement essential to such individuals entering into employment contracts with the Company.

        (b)   Consultants.

            (i)  A Consultant shall not be eligible for the grant of a Stock Award if, at the time of grant, a Form S-8 Registration Statement under the Securities Act ("Form S-8") is not available to register either the offer or the sale of the Company's securities to such Consultant because of the nature of the services that the Consultant is providing to the Company, or because the Consultant is not a natural person, or as otherwise provided by the rules governing the use of Form S-8, unless the Company determines both (i) that such grant (A) shall be registered in another manner under the Securities Act (e.g., on a Form S-3 Registration Statement) or (B) does not require registration under the Securities Act in order to comply with the requirements of the Securities

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  Act, if applicable, and (ii) that such grant complies with the securities laws of all other relevant jurisdictions.

           (ii)  Form S-8 generally is available to consultants and advisors only if (i) they are natural persons; (ii) they provide bona fide services to the issuer, its parents, its majority-owned subsidiaries or majority-owned subsidiaries of the issuer's parent; and (iii) the services are not in connection with the offer or sale of securities in a capital-raising transaction, and do not directly or indirectly promote or maintain a market for the issuer's securities.

6.     OPTION PROVISIONS.

        Each Option shall be in such form and shall contain such terms and conditions as the Board shall deem appropriate. The provisions of separate Options shall include (through incorporation of provisions hereof by reference in the Option or otherwise) the substance of each of the following provisions:

        (a)   Term.    The term of an Option shall not exceed 10 years, either at the time of grant of the Option or as the Option may be amended thereafter.

        (b)   Exercise Price of a Nonstatutory Stock Option.    The exercise price of each Nonstatutory Stock Option shall be not less than the Fair Market Value of the Common Stock subject to the Option on the date the Option is granted.

        (c)   Consideration.    The purchase price of Common Stock acquired pursuant to an Option shall be paid, to the extent permitted by applicable statutes and regulations, either (i) in cash or by check at the time the Option is exercised or (ii) at the discretion of the Board at the time of the grant of the Option or at any time prior to the time of exercise in the case of a Nonstatutory Stock Option (1) by delivery to the Company of other Common Stock, (2) according to a deferred payment or other similar arrangement with the Optionholder or (3) in any other form of legal consideration that may be acceptable to the Board. Unless otherwise specifically provided in the Option, the purchase price of Common Stock acquired pursuant to an Option that is paid by delivery to the Company of other Common Stock acquired, directly or indirectly from the Company, shall be paid only by shares of the Common Stock of the Company that have been held for more than six (6) months (or such longer or shorter period of time required to avoid a charge to earnings for financial accounting purposes). At any time that the Company is incorporated in Delaware, payment of the Common Stock's "par value," as defined in the Delaware General Corporation Law, shall not be made by deferred payment.

        In the case of any deferred payment arrangement, interest shall be compounded at least annually and shall be charged at the market rate of interest necessary to avoid a charge to earnings for financial accounting purposes.

        (d)   Transferability of a Nonstatutory Stock Option.    A Nonstatutory Stock Option shall not be transferable except by will or by the laws of descent and distribution and shall be exercisable during the lifetime of the Optionholder only by the Optionholder. Notwithstanding the foregoing, the Optionholder may, by delivering written notice to the Company, in a form satisfactory to the Company, designate a third party who, in the event of the death of the Optionholder, shall thereafter be entitled to exercise the Option.

        (e)   Vesting Generally.    Each Option shall be evidenced by an Option Agreement executed by the Company and the Optionholder. The total number of shares of Common Stock subject to an Option may vest and therefore become exercisable as set-forth in the Option Agreement. The Option may be subject to such other terms and conditions on the time or times when it may be exercised (which may be based on performance or other criteria) as the Board may deem appropriate. The provisions of this Section 6(e) are subject to any Option provisions governing the minimum number of shares of Common Stock as to which an Option may be exercised.

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        (f)    Termination of Continuous Service.    In the event an Optionholder's Continuous Service terminates for any reason other than upon the Optionholder's death or Disability, the Optionholder may exercise his or her Option (to the extent that the Optionholder was entitled to exercise such Option as of the date of termination or as otherwise permitted by the Company) but only within such period of time ending on the earlier of (i) the three (3) months following such termination (or such longer or shorter period specified in the Option Agreement), or (ii) the expiration of the term of the Option as set forth in the Option Agreement. If, after termination, the Optionholder does not exercise his or her Option within the time specified in the Option Agreement, the Option shall terminate.

        (g)   Extension of Termination Date.    An Optionholder's Option Agreement may also provide that if the exercise of the Option following the termination of the Optionholder's Continuous Service (other than upon the Optionholder's death or Disability) would be prohibited at any time solely because the issuance of shares of Common Stock would violate the registration requirements under the Securities Act or similar requirements of applicable law of another jurisdiction to which the Option is subject, then the Option shall terminate on the earlier of (i) the expiration of the term of the Option set forth in the Option Agreement, or (ii) the expiration of a period of three (3) months after the termination of the Optionholder's Continuous Service during which the exercise of the Option would not be in violation of such registration requirements or similar requirements.

        (h)   Disability of Optionholder.    In the event that an Optionholder's Continuous Service terminates as a result of the Optionholder's Disability, the Optionholder may exercise his or her Option (to the extent that the Optionholder was entitled to exercise such Option as of the date of termination or as otherwise permitted by the Company), but only within such period of time ending on the earlier of (i) the twelve (12) months following such termination (or such longer or shorter period specified in the Option Agreement) or (ii) the expiration of the term of the Option as set forth in the Option Agreement. If, after termination, the Optionholder does not exercise his or her Option within the time specified herein, the Option shall terminate.

        (i)    Death of Optionholder.    In the event (i) an Optionholder's Continuous Service terminates as a result of the Optionholder's death or (ii) the Optionholder dies within the period (if any) specified in the Option Agreement after the termination of the Optionholder's Continuous Service for a reason other than death, then the Option may be exercised (to the extent the Optionholder was entitled to exercise such Option as of the date of death or as otherwise permitted by the Company) by the Optionholder's estate, by a person who acquired the right to exercise the Option by bequest or inheritance or by a person designated to exercise the Option upon the Optionholder's death pursuant to Section 6(d), but only within the period ending on the earlier of (1) the date eighteen (18) moths following the date of death (or such longer or shorter period specified in the Option Agreement) or (2) the expiration of the term of such Option as set forth in the Option Agreement. If, after death, the Option is not exercised within the time specified herein, the Option shall terminate.

        (j)    Early Exercise.    The Option may include a provision whereby the Optionholder may elect at any time before the Optionholder's Continuous Service terminates to exercise the Option as to any part or all of the shares of Common Stock subject to the Option prior to the full vesting of the Option. Any unvested shares of Common Stock so purchased may be subject to a repurchase option in favor of the Company or to any other restriction the Board determines to be appropriate.

7.     PROVISIONS OF STOCK AWARDS OTHER THAN OPTIONS.

        (a)   Stock Bonus Awards.    Each stock bonus agreement shall be in such form and shall contain such terms and conditions as the Board shall deem appropriate. The terms and conditions of stock bonus agreements may change from time to time, and the terms and conditions of separate stock bonus

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agreements shall include (through incorporation of provisions hereof by reference in the agreement or otherwise) the substance of each of the following provisions:

            (i)  Consideration.    A stock bonus award may be awarded in consideration for past services actually rendered to the Company or an Affiliate for its benefit.

           (ii)  Vesting.    Shares of Common Stock awarded under the stock bonus agreement may be subject to a share repurchase option in favor of the Company in accordance with a vesting schedule to be determined by the Board.

         (iii)  Termination of Participant's Continuous Service.    In the event a Participant's Continuous Service terminates, the Company shall automatically reacquire any or all of the shares of Common Stock held by the Participant which have not vested as of the date of termination under the terms of the stock bonus agreement.

          (iv)  Transferability.    Rights to acquire shares of Common Stock under the stock bonus agreement shall be transferable by the Participant only upon such terms and conditions as are set forth in the stock bonus agreement, as the Board shall determine in its discretion, so long as Common Stock awarded under the stock bonus agreement remains subject to the terms of the stock bonus agreement.

        (b)   Restricted Stock Purchase Awards.    Each restricted stock purchase agreement shall be in such form and shall contain such terms and conditions as the Board shall deem appropriate. The terms and conditions of the restricted stock purchase agreements may change from time to time, and the terms and conditions of separate restricted stock purchase agreements need not be identical, but each restricted stock purchase agreement shall include (through incorporation of provisions hereof by reference in the agreement or otherwise) the substance of each of the following provisions:

            (i)  Purchase Price.    The purchase price under each restricted stock purchase agreement shall be such amount as the Board shall determine and designate in such restricted stock purchase agreement.

           (ii)  Consideration.    The purchase price of Common Stock acquired pursuant to the restricted stock purchase agreement shall be paid either: (i) in cash at the time of purchase; (ii) at the discretion of the Board, according to a deferred payment or other similar arrangement with the Participant; or (iii) in any other form of legal consideration that may be acceptable to the Board in its discretion; provided, however, that at any time that the Company is incorporated in Delaware, then payment of the Common Stock's "par value," as defined in the Delaware General Corporation Law, shall not be made by deferred payment.

         (iii)  Vesting.    Shares of Common Stock acquired under the restricted stock purchase agreement may be subject to a share repurchase option in favor of the Company in accordance with a vesting schedule to be determined by the Board.

          (iv)  Termination of Participant's Continuous Service.    In the event a Participant's Continuous Service terminates, the Company may repurchase or otherwise reacquire any or all of the shares of Common Stock held by the Participant which have not vested as of the date of termination under the terms of the restricted stock purchase agreement.

           (v)  Transferability.    Rights to acquire shares of Common Stock under the restricted stock purchase agreement shall be transferable by the Participant only upon such terms and conditions as are set forth in the restricted stock purchase agreement, as the Board shall determine in its discretion, so long as Common Stock awarded under the restricted stock purchase agreement remains subject to the terms of the restricted stock purchase agreement.

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8.     COVENANTS OF THE COMPANY.

        (a)   Availability of Shares.    During the terms of the Stock Awards, the Company shall keep available at all times the number of shares of Common Stock required to satisfy such Stock Awards.

        (b)   Securities Law Compliance.    The Company shall seek to obtain from each regulatory commission or agency having jurisdiction over the Plan such authority as may be required to grant Stock Awards and to issue and sell shares of Common Stock upon exercise of the Stock Awards; provided, however, that this undertaking shall not require the Company to register under the Securities Act the Plan, any Stock Award or any Common Stock issued or issuable pursuant to any such Stock Award. If, after reasonable efforts, the Company is unable to obtain from any such regulatory commission or agency the authority which counsel for the Company deems necessary for the lawful issuance and sale of Common Stock under the Plan, the Company shall be relieved from any liability for failure to grant Stock Awards in compliance with applicable law or to issue and sell Common Stock upon exercise of such Stock Awards unless and until such authority is obtained.

9.     USE OF PROCEEDS FROM STOCK.

        Proceeds from the sale of Common Stock pursuant to Stock Awards shall constitute general funds of the Company.

10.   MISCELLANEOUS.

        (a)   Stockholder Rights.    No Participant shall be deemed to be the holder of, or to have any of the rights of a holder with respect to, any shares of Common Stock subject to such Stock Award unless and until such Participant has satisfied all requirements for exercise of the Stock Award pursuant to its terms.

        (b)   No Employment or other Service Rights.    Nothing in the Plan or any instrument executed or Stock Award granted pursuant thereto shall confer upon any Participant any right to continue to serve the Company or an Affiliate in the capacity in effect at the time the Stock Award was granted or shall affect the right of the Company or an Affiliate to terminate (i) the employment of an Employee with or without notice and with or without cause, (ii) the service of a Consultant pursuant to the terms of such Consultant's agreement with the Company or an Affiliate or (iii) the service of a Director pursuant to the Bylaws of the Company or an Affiliate, and any applicable provisions of the corporate law of the state in which the Company or the Affiliate is incorporated, as the case may be.

        (c)   Investment Assurances.    The Company may require a Participant, as a condition of exercising or acquiring Common Stock under any Stock Award, (i) to give written assurances satisfactory to the Company as to the Participant's knowledge and experience in financial and business matters and/or to employ a purchaser representative reasonably satisfactory to the Company who is knowledgeable and experienced in financial and business matters and that he or she is capable of evaluating, alone or together with the purchaser representative, the merits and risks of exercising the Stock Award; and (ii) to give written assurances satisfactory to the Company stating that the Participant is acquiring Common Stock subject to the Stock Award for the Participant's own account and not with any present intention of selling or otherwise distributing the Common Stock. The foregoing requirements, and any assurances given pursuant to such requirements, shall be inoperative if (1) the issuance of the shares of Common Stock upon the exercise or acquisition of Common Stock under the Stock Award has been registered under a then currently effective registration statement under the Securities Act or (2) as to any particular requirement, a determination is made by counsel for the Company that such requirement need not be met in the circumstances under the then applicable securities laws. The Company may, upon advice of counsel to the Company, place legends on stock certificates issued under the Plan as such counsel deems necessary or appropriate in order to comply with applicable securities laws, including, but not limited to, legends restricting the transfer of the Common Stock.

A-A-8

        (d)   Withholding Obligations.    To the extent provided by the terms of a Stock Award Agreement, the Participant may satisfy any federal, state or local tax withholding obligation relating to the exercise or acquisition of Common Stock under a Stock Award by any of the following means (in addition to the Company's right to withhold from any compensation paid to the Participant by the Company) or by a combination of such means: (i) tendering a cash payment; (ii) authorizing the Company to withhold shares of Common Stock from the shares of Common Stock otherwise issuable to the Participant as a result of the exercise or acquisition of Common Stock under the Stock Award, provided, however, that no shares of Common Stock are withheld with a value exceeding the minimum amount of tax required to be withheld by law; or (iii) delivering to the Company owned and unencumbered shares of Common Stock.

11.   ADJUSTMENTS UPON CHANGES IN STOCK.

        (a)   Capitalization Adjustments.    If any change is made in the Common Stock subject to the Plan, or subject to any Stock Award, without the receipt of consideration by the Company (through merger, consolidation, reorganization, recapitalization, reincorporation, stock dividend, dividend in property other than cash, stock split, liquidating dividend, combination of shares, exchange of shares, change in corporate structure or other transaction not involving the receipt of consideration by the Company), the Plan will be appropriately adjusted in the type, class(es) and maximum number of securities subject to the Plan pursuant to Section 4(a), and the outstanding Stock Awards will be appropriately adjusted in the type, class(es) and number of securities and price per share of securities subject to such outstanding Stock Awards. The Board shall make such adjustments, and its determination shall be final, binding and conclusive. (The conversion of any convertible securities of the Company shall not be treated as a transaction "without receipt of consideration" by the Company.)

        (b)   Dissolution or Liquidation.    In the event of a dissolution or liquidation of the Company, then all outstanding Stock Awards shall terminate immediately prior to such event.

        (c)   Asset Sale, Merger, Consolidation or Reverse Merger.    In the event of (i) a sale, exchange, lease or other disposition of all or substantially all of the assets of the Company, (ii) a merger or consolidation in which the Company is not the surviving corporation or (iii) a reverse merger in which the Company is the surviving corporation but the shares of Common Stock outstanding immediately preceding the merger are converted by virtue of the merger into other property, whether in the form of securities, cash or otherwise (individually, a "Corporate Transaction"), then any surviving corporation or acquiring corporation shall assume or continue any Stock Awards outstanding under the Plan or shall substitute similar stock awards (including an award to acquire the same consideration paid to the stockholders in the Corporate Transaction) for those outstanding under the Plan. In the event any surviving corporation or acquiring corporation refuses to assume or continue such Stock Awards or to substitute similar stock awards for those outstanding under the Plan, then with respect to Stock Awards held by Participants whose Continuous Service has not terminated, the vesting of such Stock Awards (and, if applicable, the time during which such Stock Awards may be exercised) shall be accelerated in full, and the Stock Awards shall terminate if not exercised (if applicable) at or prior to the Corporate Transaction. With respect to any other Stock Awards outstanding under the Plan, such Stock Awards shall terminate if not exercised (if applicable) prior to the Corporate Transaction.

12.   AMENDMENT OF THE PLAN AND STOCK AWARDS.

        (a)   Amendment of Plan.    The Board at any time, and from time to time, may amend the Plan. However, except as provided in Section 11 relating to adjustments upon changes in stock, no amendment shall be effective unless approved by the stockholders of the Company to the extent stockholder approval is necessary for the Plan to satisfy any Nasdaq or securities exchange listing requirements. The Board may in its sole discretion submit such amendment to the Plan for stockholder approval.

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        (b)   No Impairment of Rights.    Rights under any Stock Award granted before amendment of the Plan shall not be materially impaired by any amendment of the Plan unless (i) the Company requests the consent of the Participant and (ii) the Participant consents in writing.

        (c)   Amendment of Stock Awards.    The Board at any time, and from time to time, may amend the terms of any one or more Stock Awards; provided, however, that the rights under any Stock Award shall not be materially impaired by any such amendment unless (i) the Company requests the consent of the Participant and (ii) the Participant consents in writing.

13.   TERMINATION OR SUSPENSION OF THE PLAN.

        (a)   Plan Term.    The Board may suspend or terminate the Plan at any time. No Stock Awards may be granted under the Plan while the Plan is suspended or after it is terminated.

        (b)   No Impairment of Rights.    Suspension or termination of the Plan shall not impair rights and obligations under any Stock Award granted while the Plan is in effect except with the written consent of the Participant.

14.   EFFECTIVE DATE OF PLAN.

        The Plan shall become effective immediately upon its adoption by the Board.

15.   CHOICE OF LAW.

        The law of the State of California shall govern all questions concerning the construction, validity and interpretation of this Plan, without regard to such state's conflict of laws rules.

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Appendix B

RIGEL PHARMACEUTICALS, INC.

2000 NON-EMPLOYEE DIRECTORS' STOCK OPTION PLAN

ADOPTED AUGUST 18, 2000
APPROVED BY STOCKHOLDERS SEPTEMBER 11, 2000
EFFECTIVE DATE: DECEMBER 4, 2000
AMENDED AND RESTATED APRIL 24, 2003
AMENDED AND RESTATED JUNE 20, 2003
APPROVED BY STOCKHOLDERS JUNE 20, 2003
AMENDED AND RESTATED APRIL 22, 2005
APPROVED BY STOCKHOLDERS JUNE 2, 2005
AMENDED AND RESTATED JANUARY 31, 2007
APPROVED BY STOCKHOLDERS [                        ], 2007

1.     PURPOSES.

        (a)   Eligible Option Recipients.    The persons eligible to receive Options are the Non-Employee Directors of the Company.

        (b)   Available Options.    The purpose of the Plan is to provide a means by which Non-Employee Directors may be given an opportunity to benefit from increases in value of the Common Stock through the granting of Nonstatutory Stock Options.

        (c)   General Purpose.    The Company, by means of the Plan, seeks to retain the services of its Non-Employee Directors, to secure and retain the services of new Non-Employee Directors and to provide incentives for such persons to exert maximum efforts for the success of the Company and its Affiliates.

2.     DEFINITIONS.

        (a)   "Affiliate" means any parent corporation or subsidiary corporation of the Company, whether now or hereafter existing, as those terms are defined in Sections 424(e) and (f), respectively, of the Code.

        (b)   "Annual Grant" means an Option granted annually to all Non-Employee Directors who meet the criteria specified in subsection 6(b) of the Plan.

        (c)   "Annual Meeting" means the annual meeting of the stockholders of the Company.

        (d)   "Board" means the Board of Directors of the Company.

        (e)   "Code" means the Internal Revenue Code of 1986, as amended.

        (f)    "Common Stock" means the common stock of the Company.

        (g)   "Company" means Rigel Pharmaceuticals, Inc., a Delaware corporation.

        (h)   "Consultant" means any person, including an advisor, (i) engaged by the Company or an Affiliate to render consulting or advisory services and who is compensated for such services or (ii) who is a member of the Board of Directors of an Affiliate. However, the term "Consultant" shall not include either Directors of the Company who are not compensated by the Company for their services as Directors or Directors of the Company who are merely paid a director's fee by the Company for their services as Directors.

        (i)    "Continuous Service" means that the Optionholder's service with the Company or an Affiliate, whether as an Employee, Director or Consultant, is not interrupted or terminated. The Optionholder's Continuous Service shall not be deemed to have terminated merely because of a change in the capacity in which the Optionholder renders service to the Company or an Affiliate as an Employee, Consultant or Director or a change in the entity for which the Optionholder renders such service, provided that there is no interruption or termination of the Optionholder's service. For example, a change in status without interruption from a Non-Employee Director of the Company to a Consultant of an Affiliate or an Employee of the Company will not constitute an interruption of Continuous Service. The Board or the chief executive officer of the Company, in that party's sole discretion, may determine whether Continuous Service shall be considered interrupted in the case of any leave of absence approved by that party, including sick leave, military leave or any other personal leave.

        (j)    "Director" means a member of the Board of Directors of the Company.

        (k)   "Disability" means the permanent and total disability of a person within the meaning of Section 22(e)(3) of the Code.

        (l)    "Employee" means any person employed by the Company or an Affiliate. Mere service as a Director or payment of a director's fee by the Company or an Affiliate shall not be sufficient to constitute "employment" by the Company or an Affiliate.

        (m)  "Exchange Act" means the Securities Exchange Act of 1934, as amended.

        (n)   "Fair Market Value" means, as of any date, the value of the Common Stock determined as follows:

            (i)  If the Common Stock is listed on any established stock exchange or traded on the Nasdaq National Market or the Nasdaq SmallCap Market, the Fair Market Value of a share of Common Stock shall be the closing sales price for such stock (or the closing bid, if no sales were reported) as quoted on such exchange or market (or the exchange or market with the greatest volume of trading in the Common Stock) on the last market trading day prior to the day of determination, as reported in The Wall Street Journal or such other source as the Board deems reliable.

           (ii)  In the absence of such markets for the Common Stock, the Fair Market Value shall be determined in good faith by the Board.

        (o)   "Initial Grant" means an Option granted to a Non-Employee Director who meets the criteria specified in subsection 6(a) of the Plan.

        (p)   "IPO Date" means the effective date of the initial public offering of the Common Stock.

        (q)   "Non-Employee Director" means a Director who is not an Employee.

        (r)   "Nonstatutory Stock Option" means an Option not intended to qualify as an incentive stock option within the meaning of Section 422 of the Code and the regulations promulgated thereunder.

        (s)   "Officer" means a person who is an officer of the Company within the meaning of Section 16 of the Exchange Act and the rules and regulations promulgated thereunder.

        (t)    "Option" means a Nonstatutory Stock Option granted pursuant to the Plan.

        (u)   "Option Agreement" means a written agreement between the Company and an Optionholder evidencing the terms and conditions of an individual Option grant. Each Option Agreement shall be subject to the terms and conditions of the Plan.

        (v)   "Optionholder" means a person to whom an Option is granted pursuant to the Plan or, if applicable, such other person who holds an outstanding Option.

        (w)  "Plan" means this Rigel Pharmaceuticals, Inc. 2000 Non-Employee Directors' Stock Option Plan.

        (x)   "Rule 16b-3" means Rule 16b-3 promulgated under the Exchange Act or any successor to Rule 16b-3, as in effect from time to time.

        (y)   "Securities Act" means the Securities Act of 1933, as amended.

3.     ADMINISTRATION.

        (a)   Administration by Board.    The Board shall administer the Plan. The Board may not delegate administration of the Plan to a committee.

        (b)   Powers of Board.    The Board shall have the power, subject to, and within the limitations of, the express provisions of the Plan:

            (i)  To determine the provisions of each Option to the extent not specified in the Plan.

           (ii)  To construe and interpret the Plan and Options granted under it, and to establish, amend and revoke rules and regulations for its administration. The Board, in the exercise of this power, may correct any defect, omission or inconsistency in the Plan or in any Option Agreement, in a manner and to the extent it shall deem necessary or expedient to make the Plan fully effective.

         (iii)  To amend the Plan or an Option as provided in Section 12.

          (iv)  To terminate or suspend the Plan as provided in Section 13.

           (v)  Generally, to exercise such powers and to perform such acts as the Board deems necessary or expedient to promote the best interests of the Company that are not in conflict with the provisions of the Plan.

        (c)   Effect of Board's Decision.    All determinations, interpretations and constructions made by the Board in good faith shall not be subject to review by any person and shall be final, binding and conclusive on all persons.

        (d)   Cancellation and Re-Grant of Options.    Notwithstanding anything to the contrary in the Plan, neither the Board nor any Committee shall have the authority to: (i) reprice any outstanding Option under the Plan, (ii) cancel and re-grant any outstanding Option under the Plan, or (iii) effect any other action that is treated as a repricing under generally accepted accounting principles unless, in each case, the stockholders of the Company have approved such an action within twelve (12) months prior to such an event.

4.     SHARES SUBJECT TO THE PLAN.

        (a)   Share Reserve.    Subject to the provisions of Section 11 relating to adjustments upon changes in the Common Stock, the Common Stock that may be issued pursuant to Options shall not exceed in the aggregate 435,000 shares of Common Stock, which number consists of (i) 33,333 shares of Common stock initially reserved for issuance under the Plan plus (ii) 66,667 shares of Common stock approved by the Board in April 2003 and subsequently approved by the Company's stockholders plus (iii) 225,000 shares of Common Stock approved by the Board in April 2005 and subsequently approved by the Company's stockholders plus (iv) 110,000 shares of Common Stock approved by the Board in January 2007 [and subsequently approved by the Company's stockholders].

        (b)   Reversion of Shares to the Share Reserve.    If any Option shall for any reason expire or otherwise terminate, in whole or in part, without having been exercised in full, the shares of Common

Stock not acquired under such Option shall revert to and again become available for issuance under the Plan. If any shares subject to an Option are not delivered to an Optionholder because the Option is exercised through a reduction of shares subject to the Option (i.e., "net exercised"), the number of shares that are not delivered to the Optionholder shall not remain available for issuance under the Plan. If any shares subject to an Option are not delivered to an Optionholder because such shares are withheld in satisfaction of the withholding of taxes incurred in connection with the exercise of an Option, the number of shares that are not delivered to the Optionholder shall not remain available for subsequent issuance under the Plan. If the exercise price of any Option is satisfied by tendering shares of Common Stock held by the Optionholder (either by actual delivery or attestation), then the number of shares so tendered shall not remain available for subsequent issuance under the Plan.

        (c)   Source of Shares.    The shares of Common Stock subject to the Plan may be unissued shares or reacquired shares, bought on the market or otherwise.

5.     ELIGIBILITY.

        The Options as set forth in section 6 automatically shall be granted under the Plan to all Non-Employee Directors.

6.     NON-DISCRETIONARY GRANTS.

        (a)   Initial Grants.    Without any further action of the Board, each person who is elected or appointed for the first time to be a Non-Employee Director after the IPO Date automatically shall, upon the date of his or her initial election or appointment to be a Non-Employee Director by the Board or stockholders of the Company, be granted an Initial Grant to purchase twenty thousand (20,000) shares of Common Stock on the terms and conditions set forth herein.

        (b)   Annual Grants.    Without any further action of the Board, a Non-Employee Director shall be granted an Annual Grant as follows: On the day following each Annual Meeting commencing with the Annual Meeting in 2001, each person who is then a Non-Employee Director automatically shall be granted an Annual Grant to purchase ten thousand (10,000) shares of Common Stock on the terms and conditions set forth herein; provided, however, that if the person has not been serving as a Non-Employee Director for the entire period since the preceding Annual Meeting, then the number of shares subject to the Annual Grant shall be reduced pro rata for each full quarter prior to the date of grant during which such person did not serve as a Non-Employee Director.

7.     OPTION PROVISIONS.

        Each Option shall be in such form and shall contain such terms and conditions as required by the Plan. Each Option shall contain such additional terms and conditions, not inconsistent with the Plan, as the Board shall deem appropriate. Each Option shall include (through incorporation of provisions hereof by reference in the Option or otherwise) the substance of each of the following provisions:

        (a)   Term.    No Option shall be exercisable after the expiration of ten (10) years from the date it was granted.

        (b)   Exercise Price.    The exercise price of each Option shall be one hundred percent (100%) of the Fair Market Value of the stock subject to the Option on the date the Option is granted. Notwithstanding the foregoing, an Option may be granted with an exercise price lower than that set forth in the preceding sentence if such Option is granted pursuant to an assumption or substitution for another option in a manner satisfying the provisions of Section 424(a) of the Code.

        (c)   Consideration.    The purchase price of stock acquired pursuant to an Option may be paid, to the extent permitted by applicable statutes and regulations, in any combination of the following methods:

            (i)  By cash or check.

           (ii)  Provided that at the time of exercise the Common Stock is publicly traded and quoted regularly in The Wall Street Journal, by delivery of already-owned shares of Common Stock either that the Optionholder has held for more than six (6) months (or such longer or shorter period of time required to avoid a charge to earnings for financial accounting purposes) or that the Optionholder did not acquire, directly or indirectly from the Company, that are owned free and clear of any liens, claims, encumbrances or security interests, and that are valued at Fair Market Value on the date of exercise. "Delivery" for these purposes shall include delivery to the Company of the Optionholder's attestation of ownership of such shares of Common Stock in a form approved by the Company. Notwithstanding the foregoing, the Optionholder may not exercise the Option by tender to the Company of Common Stock to the extent such tender would violate the provisions of any law, regulation or agreement restricting the redemption of the Company's stock.

         (iii)  Provided that at the time of exercise the Common Stock is publicly traded and quoted regularly in The Wall Street Journal, pursuant to a program developed under Regulation T as promulgated by the Federal Reserve Board that, prior to the issuance of Common Stock, results in either the receipt of cash (or check) by the Company or the receipt of irrevocable instructions to pay the aggregate exercise price to the Company from the sales proceeds.

          (iv)  By a "net exercise" arrangement pursuant to which the Company will reduce the number of shares of Common Stock issued upon exercise by the largest whole number of shares with a Fair Market Value that does not exceed the aggregate exercise price; provided, however, that the Company shall accept a cash or other payment from the Optionholder to the extent of any remaining balance of the aggregate exercise price not satisfied by such holding back of whole shares; provided, further, however, that shares of Common Stock will no longer be outstanding under an Option and will not be exercisable thereafter to the extent that (i) shares are used to pay the exercise price pursuant to the "net exercise," (ii) shares are delivered to the Optionholder as a result of such exercise, and (iii) shares are withheld to satisfy tax withholding obligations.

        (d)   Transferability.    An Option is transferable by will or by the laws of descent and distribution. An Option also is transferable (i) by instrument to an inter vivos or testamentary trust, in a form accepted by the Company, in which the Option is to be passed to beneficiaries upon the death of the trustor (settlor) and (ii) by gift, in a form accepted by the Company, to a member of the "immediate family" of the Optionholder as that term is defined in 17 C.F.R. 240.16a-1(e). An Option shall be exercisable during the lifetime of the Optionholder only by the Optionholder and a permitted transferee as provided herein. However, the Optionholder may, by delivering written notice to the Company, in a form satisfactory to the Company, designate a third party who, in the event of the death of the Optionholder, shall thereafter be entitled to exercise the Option.

        (e)   Exercise Schedule.    The Option shall be exercisable as the shares of Common Stock subject to the Option vest.

        (f)    Vesting Schedule.    Each Option shall vest in accordance with the schedule set forth below that results in a shorter period of full vesting:

            (i)  1/36th of the shares of Common Stock subject to the Option shall vest each month after the date of grant over a period of three (3) years; or

           (ii)  the Option shall vest in equal monthly installments after the date of grant over a period commencing on the date that the Optionholder is appointed for the first time to be a

  Non-Employee Director by the Board and ending on the date of the Annual Meeting at which the Optionholder is first scheduled to be considered for election to be a Non-Employee Director by the stockholders of the Company.

        (g)   Termination of Continuous Service.    In the event an Optionholder's Continuous Service terminates (other than upon the Optionholder's death or Disability), the Optionholder may exercise his or her Option (to the extent that the Optionholder was entitled to exercise it as of the date of termination) but only within such period of time ending on the earlier of (i) the date three (3) months following the termination of the Optionholder's Continuous Service, or (ii) the expiration of the term of the Option as set forth in the Option Agreement. If, after termination, the Optionholder does not exercise his or her Option within the time specified in the Option Agreement, the Option shall terminate.

        (h)   Extension of Termination Date.    If the exercise of the Option following the termination of the Optionholder's Continuous Service (other than upon the Optionholder's death or Disability) would be prohibited at any time solely because the issuance of shares would violate the registration requirements under the Securities Act, then the Option shall terminate on the earlier of (i) the expiration of the term of the Option set forth in subsection 7(a) or (ii) the expiration of a period of three (3) months after the termination of the Optionholder's Continuous Service during which the exercise of the Option would not be in violation of such registration requirements.

        (i)    Disability of Optionholder.    In the event an Optionholder's Continuous Service terminates as a result of the Optionholder's Disability, the Optionholder may exercise his or her Option (to the extent that the Optionholder was entitled to exercise it as of the date of termination), but only within such period of time ending on the earlier of (i) the date twelve (12) months following such termination or (ii) the expiration of the term of the Option as set forth in the Option Agreement. If, after termination, the Optionholder does not exercise his or her Option within the time specified herein, the Option shall terminate.

        (j)    Death of Optionholder.    In the event (i) an Optionholder's Continuous Service terminates as a result of the Optionholder's death or (ii) the Optionholder dies within the three-month period after the termination of the Optionholder's Continuous Service for a reason other than death, then the Option may be exercised (to the extent the Optionholder was entitled to exercise the Option as of the date of death) by the Optionholder's estate, by a person who acquired the right to exercise the Option by bequest or inheritance or by a person designated to exercise the Option upon the Optionholder's death, but only within the period ending on the earlier of (1) the date eighteen (18) months following the date of death or (2) the expiration of the term of such Option as set forth in the Option Agreement. If, after death, the Option is not exercised within the time specified herein, the Option shall terminate.

8.     COVENANTS OF THE COMPANY.

        (a)   Availability of Shares.    During the terms of the Options, the Company shall keep available at all times the number of shares of Common Stock required to satisfy such Options.

        (b)   Securities Law Compliance.    The Company shall seek to obtain from each regulatory commission or agency having jurisdiction over the Plan such authority as may be required to grant Options and to issue and sell shares of Common Stock upon exercise of the Options; provided, however, that this undertaking shall not require the Company to register under the Securities Act the Plan, any Option or any stock issued or issuable pursuant to any such Option. If, after reasonable efforts, the Company is unable to obtain from any such regulatory commission or agency the authority which counsel for the Company deems necessary for the lawful issuance and sale of stock under the Plan, the Company shall be relieved from any liability for failure to issue and sell stock upon exercise of such Options unless and until such authority is obtained.

9.     USE OF PROCEEDS FROM STOCK.

        Proceeds from the sale of stock pursuant to Options shall constitute general funds of the Company.

10.   MISCELLANEOUS.

        (a)   Stockholder Rights.    No Optionholder shall be deemed to be the holder of, or to have any of the rights of a holder with respect to, any shares subject to such Option unless and until such Optionholder has satisfied all requirements for exercise of the Option pursuant to its terms.

        (b)   No Service Rights.    Nothing in the Plan or any instrument executed or Option granted pursuant thereto shall confer upon any Optionholder any right to continue to serve the Company as a Non-Employee Director or shall affect the right of the Company or an Affiliate to terminate (i) the employment of an Employee with or without notice and with or without cause, (ii) the service of a Consultant pursuant to the terms of such Consultant's agreement with the Company or an Affiliate or (iii) the service of a Director pursuant to the Bylaws of the Company or an Affiliate, and any applicable provisions of the corporate law of the state in which the Company or the Affiliate is incorporated, as the case may be.

        (c)   Investment Assurances.    The Company may require an Optionholder, as a condition of exercising or acquiring stock under any Option, (i) to give written assurances satisfactory to the Company as to the Optionholder's knowledge and experience in financial and business matters and/or to employ a purchaser representative reasonably satisfactory to the Company who is knowledgeable and experienced in financial and business matters and that he or she is capable of evaluating, alone or together with the purchaser representative, the merits and risks of exercising the Option; and (ii) to give written assurances satisfactory to the Company stating that the Optionholder is acquiring the stock subject to the Option for the Optionholder's own account and not with any present intention of selling or otherwise distributing the stock. The foregoing requirements, and any assurances given pursuant to such requirements, shall be inoperative if (iii) the issuance of the shares upon the exercise or acquisition of stock under the Option has been registered under a then currently effective registration statement under the Securities Act or (iv) as to any particular requirement, a determination is made by counsel for the Company that such requirement need not be met in the circumstances under the then applicable securities laws. The Company may, upon advice of counsel to the Company, place legends on stock certificates issued under the Plan as such counsel deems necessary or appropriate in order to comply with applicable securities laws, including, but not limited to, legends restricting the transfer of the stock.

        (d)   Withholding Obligations.    The Optionholder may satisfy any federal, state or local tax withholding obligation relating to the exercise or acquisition of stock under an Option by any of the following means (in addition to the Company's right to withhold from any compensation paid to the Optionholder by the Company) or by a combination of such means: (i) tendering a cash payment; (ii) authorizing the Company to withhold shares from the shares of the Common Stock otherwise issuable to the Optionholder as a result of the exercise or acquisition of stock under the Option, provided, however, that no shares of Common Stock are withheld with a value exceeding the minimum amount of tax required to be withheld by law; or (iii) delivering to the Company owned and unencumbered shares of the Common Stock.

11.   ADJUSTMENTS UPON CHANGES IN STOCK.

        (a)   Capitalization Adjustments.    If any change is made in the stock subject to the Plan, or subject to any Option, without the receipt of consideration by the Company (through merger, consolidation, reorganization, recapitalization, reincorporation, stock dividend, dividend in property other than cash, stock split, liquidating dividend, combination of shares, exchange of shares, change in corporate structure or other transaction not involving the receipt of consideration by the Company), the Plan will be appropriately adjusted in the class(es) and maximum number of securities subject both to the Plan pursuant to subsection 4(a) and to the nondiscretionary Options specified in Section 5, and the outstanding Options will be appropriately adjusted in the class(es) and number of securities and price per share of stock subject to such outstanding Options. The Board shall make such adjustments, and its determination shall be final, binding and conclusive. (The conversion of any convertible securities of the Company shall not be treated as a transaction "without receipt of consideration" by the Company.)

        (b)   Dissolution or Liquidation.    In the event of a dissolution or liquidation of the Company, then all outstanding Options shall terminate immediately prior to such event.

        (c)   Corporate Transaction.    In the event of (i) a sale, lease or other disposition of all or substantially all of the securities or assets of the Company, (ii) a merger or consolidation in which the Company is not the surviving corporation or (iii) a reverse merger in which the Company is the surviving corporation but the shares of Common Stock outstanding immediately preceding the merger are converted by virtue of the merger into other property, whether in the form of securities, cash or otherwise, then any surviving corporation or acquiring corporation may assume any Options outstanding under the Plan or may substitute similar Options (including an option to acquire the same consideration paid to the stockholders in the transaction described in this subsection 11(c)) for those outstanding under the Plan. In the event no surviving corporation or acquiring corporation assumes such Options or substitutes similar Options for those outstanding under the Plan, then with respect to Options held by Optionholders whose Continuous Service has not terminated, the vesting of such Options (and the time during which such Options may be exercised) shall be accelerated in full, and the Options shall terminate if not exercised at or prior to such event. With respect to any other Options outstanding under the Plan, such Options shall terminate if not exercised prior to such event.

12.   AMENDMENT OF THE PLAN AND OPTIONS.

        (a)   Amendment of Plan.    The Board at any time, and from time to time, may amend the Plan. However, except as provided in Section 11 relating to adjustments upon changes in stock, no amendment shall be effective unless approved by the stockholders of the Company to the extent stockholder approval is necessary to satisfy the requirements of Rule 16b-3 or any Nasdaq or securities exchange listing requirements.

        (b)   Stockholder Approval.    The Board may, in its sole discretion, submit any other amendment to the Plan for stockholder approval.

        (c)   No Impairment of Rights.    Rights under any Option granted before amendment of the Plan shall not be impaired by any amendment of the Plan unless (i) the Company requests the consent of the Optionholder and (ii) the Optionholder consents in writing.

        (d)   Amendment of Options.    The Board at any time, and from time to time, may amend the terms of any one or more Options; provided, however, that the rights under any Option shall not be impaired by any such amendment unless (i) the Company requests the consent of the Optionholder and (ii) the Optionholder consents in writing.

13.   TERMINATION OR SUSPENSION OF THE PLAN.

        (a)   Plan Term.    The Board may suspend or terminate the Plan at any time. No Options may be granted under the Plan while the Plan is suspended or after it is terminated.

        (b)   No Impairment of Rights.    Suspension or termination of the Plan shall not impair rights and obligations under any Option granted while the Plan is in effect except with the written consent of the Optionholder.

14.   EFFECTIVE DATE OF PLAN.

        The Plan shall become effective on the IPO Date, but no Option shall be exercised unless and until the Plan has been approved by the stockholders of the Company, which approval shall be within twelve (12) months before or after the date the Plan is adopted by the Board.

15.   CHOICE OF LAW.

        All questions concerning the construction, validity and interpretation of this Plan shall be governed by the law of the State of Delaware, without regard to such state's conflict of laws rules.

Appendix C

RIGEL PHARMACEUTICALS, INC.

2000 EMPLOYEE STOCK PURCHASE PLAN

APPROVED BY THE BOARD OF DIRECTORS AUGUST 18, 2000
APPROVED BY STOCKHOLDERS SEPTEMBER 11, 2000
AMENDED AND RESTATED APRIL 24, 2003
APPROVED BY STOCKHOLDERS JUNE 20, 2003
AMENDED JANUARY 31, 2007
APPROVED BY STOCKHOLDERS [            ], 2007

1.     PURPOSE.

        (a)   The purpose of this 2000 Employee Stock Purchase Plan (the "Plan") is to provide a means by which employees of Rigel Pharmaceuticals, Inc. (the "Company") and its Affiliates, as defined in subparagraph 1(b), that are designated as provided in subparagraph 2(b), may be given an opportunity to purchase common stock of the Company (the "Common Stock").

        (b)   The word "Affiliate" as used in the Plan means any parent corporation or subsidiary corporation of the Company, as those terms are defined in Sections 424(e) and (f), respectively, of the Internal Revenue Code of 1986, as amended (the "Code").

        (c)   The Company, by means of the Plan, seeks to retain the services of its employees, to secure and retain the services of new employees, and to provide incentives for such persons to exert maximum efforts for the success of the Company.

        (d)   The Company intends that the rights to purchase stock of the Company granted under the Plan be considered options issued under an "employee stock purchase plan" as that term is defined in Section 423(b) of the Code.

2.     ADMINISTRATION.

        (a)   The Plan shall be administered by the Board of Directors (the "Board") of the Company unless and until the Board delegates administration to a Committee, as provided in subparagraph 2(c). Whether or not the Board has delegated administration, the Board shall have the final power to determine all questions of policy and expediency that may arise in the administration of the Plan.

        (b)   The Board shall have the power, subject to, and within the limitations of, the express provisions of the Plan:

            (i)  To determine when and how rights to purchase stock of the Company shall be granted and the provisions of each offering of such rights (which need not be identical).

           (ii)  To designate from time to time which Affiliates of the Company shall be eligible to participate in the Plan.

         (iii)  To construe and interpret the Plan and rights granted under it, and to establish, amend and revoke rules and regulations for its administration. The Board, in the exercise of this power, may correct any defect, omission or inconsistency in the Plan, in a manner and to the extent it shall deem necessary or expedient to make the Plan fully effective.

          (iv)  To amend the Plan as provided in paragraph 13.

           (v)  To terminate or suspend the Plan as provided in paragraph 15.

          (vi)  Generally, to exercise such powers and to perform such acts as the Board deems necessary or expedient to promote the best interests of the Company and its Affiliates and to carry out the intent that the Plan be treated as an "employee stock purchase plan" within the meaning of Section 423 of the Code.

        (c)   The Board may delegate administration of the Plan to a Committee composed of not fewer than two (2) members of the Board (the "Committee"). If administration is delegated to a Committee, the Committee shall have, in connection with the administration of the Plan, the powers theretofore possessed by the Board, subject, however, to such resolutions, not inconsistent with the provisions of the Plan, as may be adopted from time to time by the Board. The Board may abolish the Committee at any time and revest in the Board the administration of the Plan.

3.     SHARES SUBJECT TO THE PLAN.

        (a)   Subject to the provisions of paragraph 12 relating to adjustments upon changes in stock, the Common Stock that may be sold pursuant to rights granted under the Plan shall not exceed in the aggregate 464,062 shares of Common Stock, plus an annual increase to be added on the first seven (7) anniversaries of the Effective Date of the Plan ending on and including the anniversary of the Effective Date in 2007, equal to the least of (i) one percent (1%) of the total number of shares of Common Stock outstanding on such anniversary date, (ii) 88,888 shares, or (iii) a number of shares determined by the Board prior to the anniversary date. In addition, an additional 1,500,000 shares shall be made available under the Plan on the first date of the next Offering that commences on or after July 1, 2007. If any right granted under the Plan shall for any reason terminate without having been exercised, the Common Stock not purchased under such right shall again become available for the Plan.

        (b)   The stock subject to the Plan may be unissued shares or reacquired shares, bought on the market or otherwise.

4.     GRANT OF RIGHTS; OFFERING.

        The Board or the Committee may from time to time grant or provide for the grant of rights to purchase Common Stock of the Company under the Plan to eligible employees (an "Offering") on a date or dates (the "Offering Date(s)") selected by the Board or the Committee. Each Offering shall be in such form and shall contain such terms and conditions as the Board or the Committee shall deem appropriate, which shall comply with the requirements of Section 423(b)(5) of the Code that all employees granted rights to purchase stock under the Plan shall have the same rights and privileges. The terms and conditions of an Offering shall be incorporated by reference into the Plan and treated as part of the Plan. The provisions of separate Offerings need not be identical, but each Offering shall include (through incorporation of the provisions of this Plan by reference in the document comprising the Offering or otherwise) the period during which the Offering shall be effective, which period shall not exceed twenty-seven (27) months beginning with the Offering Date, and the substance of the provisions contained in paragraphs 5 through 8, inclusive.

5.     ELIGIBILITY.

        (a)   Rights may be granted only to employees of the Company or, as the Board or the Committee may designate as provided in subparagraph 2(b), to employees of any Affiliate of the Company. Except as provided in subparagraph 5(b), an employee of the Company or any Affiliate shall not be eligible to be granted rights under the Plan unless, on the Offering Date, such employee has been in the employ of the Company or any Affiliate for such continuous period preceding such grant as the Board or the Committee may require, but in no event shall the required period of continuous employment be greater than two (2) years. In addition, unless otherwise determined by the Board or the Committee and set forth in the terms of the applicable Offering, no employee of the Company or any Affiliate shall be eligible to be granted rights under the Plan, unless, on the Offering Date, such employee's customary employment with the Company or such Affiliate is for at least twenty (20) hours per week and at least five (5) months per calendar year.

        (b)   The Board or the Committee may provide that each person who, during the course of an Offering, first becomes an eligible employee of the Company or designated Affiliate will, on a date or dates specified in the Offering which coincides with the day on which such person becomes an eligible employee or occurs thereafter, receive a right under that Offering, which right shall thereafter be deemed to be a part of that Offering. Such right shall have the same characteristics as any rights originally granted under that Offering, as described herein, except that:

            (i)  the date on which such right is granted shall be the "Offering Date" of such right for all purposes, including determination of the exercise price of such right;

           (ii)  the period of the Offering with respect to such right shall begin on its Offering Date and end coincident with the end of such Offering; and

         (iii)  the Board or the Committee may provide that if such person first becomes an eligible employee within a specified period of time before the end of the Offering, he or she will not receive any right under that Offering.

        (c)   No employee shall be eligible for the grant of any rights under the Plan if, immediately after any such rights are granted, such employee owns stock possessing five percent (5%) or more of the total combined voting power or value of all classes of stock of the Company or of any Affiliate. For purposes of this subparagraph 5(c), the rules of Section 424(d) of the Code shall apply in determining the stock ownership of any employee, and stock which such employee may purchase under all outstanding rights and options shall be treated as stock owned by such employee.

        (d)   An eligible employee may be granted rights under the Plan only if such rights, together with any other rights granted under "employee stock purchase plans" of the Company and any Affiliates, as specified by Section 423(b)(8) of the Code, do not permit such employee's rights to purchase stock of the Company or any Affiliate to accrue at a rate which exceeds twenty-five thousand dollars ($25,000) of fair market value of such stock (determined at the time such rights are granted) for each calendar year in which such rights are outstanding at any time.

        (e)   Officers of the Company and any designated Affiliate shall be eligible to participate in Offerings under the Plan; provided, however, that the Board may provide in an Offering that certain employees who are highly compensated employees within the meaning of Section 423(b)(4)(D) of the Code shall not be eligible to participate.

6.     RIGHTS; PURCHASE PRICE.

        (a)   On each Offering Date, each eligible employee, pursuant to an Offering made under the Plan, shall be granted the right to purchase up to the number of shares of Common Stock of the Company purchasable with a percentage designated by the Board or the Committee not exceeding fifteen percent (15%) of such employee's Earnings (as defined in subparagraph 7(a)) during the period which begins on the Offering Date (or such later date as the Board or the Committee determines for a particular Offering) and ends on the date stated in the Offering, which date shall be no later than the end of the Offering. The Board or the Committee shall establish one or more dates during an Offering (the "Purchase Date(s)") on which rights granted under the Plan shall be exercised and purchases of Common Stock carried out in accordance with such Offering.

        (b)   In connection with each Offering made under the Plan, the Board or the Committee may specify a maximum number of shares that may be purchased by any employee as well as a maximum aggregate number of shares that may be purchased by all eligible employees pursuant to such Offering. In addition, in connection with each Offering that contains more than one Purchase Date, the Board or the Committee may specify a maximum aggregate number of shares which may be purchased by all eligible employees on any given Purchase Date under the Offering. If the aggregate purchase of shares upon exercise of rights granted under the Offering would exceed any such maximum aggregate number, the Board or the Committee shall make a pro rata allocation of the shares available in as nearly a uniform manner as shall be practicable and as it shall deem to be equitable.

        (c)   The purchase price of stock acquired pursuant to rights granted under the Plan shall be not less than the lesser of:

            (i)  an amount equal to eighty-five percent (85%) of the fair market value of the stock on the Offering Date; or

           (ii)  an amount equal to eighty-five percent (85%) of the fair market value of the stock on the Purchase Date.

7.     PARTICIPATION; WITHDRAWAL; TERMINATION.

        (a)   An eligible employee may become a participant in the Plan pursuant to an Offering by delivering a participation agreement to the Company within the time specified in the Offering, in such form as the Company provides. Each such agreement shall authorize payroll deductions of up to the maximum percentage specified by the Board or the Committee of such employee's Earnings during the Offering. "Earnings" is defined as an employee's wages (including amounts thereof elected to be deferred by the employee, that would otherwise have been paid, under any arrangement established by the Company that is intended to comply with Section 125, Section 401(k), Section 402(h) or Section 403(b) of the Code or that provides non-qualified deferred compensation), which shall include overtime pay, bonuses, incentive pay, and commissions, but shall exclude profit sharing or other remuneration paid directly to the employee, the cost of employee benefits paid for by the Company or an Affiliate, education or tuition reimbursements, imputed income arising under any group insurance or benefit program, traveling expenses, business and moving expense reimbursements, income received in connection with stock options, contributions made by the Company or an Affiliate under any employee benefit plan, and similar items of compensation, as determined by the Board or the Committee. The payroll deductions made for each participant shall be credited to an account for such participant under the Plan and shall be deposited with the general funds of the Company. A participant may reduce (including to zero) or increase such payroll deductions, and an eligible employee may begin such payroll deductions, after the beginning of any Offering only as provided for in the Offering. A participant may make additional payments into his or her account only if specifically provided for in the Offering and only if the participant has not had the maximum amount withheld during the Offering.

        (b)   At any time during an Offering, a participant may terminate his or her payroll deductions under the Plan and withdraw from the Offering by delivering to the Company a notice of withdrawal in such form as the Company provides. Such withdrawal may be elected at any time prior to the end of the Offering except as provided by the Board or the Committee in the Offering. Upon such withdrawal from the Offering by a participant, the Company shall distribute to such participant all of his or her accumulated payroll deductions (reduced to the extent, if any, such deductions have been used to acquire stock for the participant) under the Offering, without interest, and such participant's interest in that Offering shall be automatically terminated. A participant's withdrawal from an Offering will have no effect upon such participant's eligibility to participate in any other Offerings under the Plan but such participant will be required to deliver a new participation agreement in order to participate in subsequent Offerings under the Plan.

        (c)   Rights granted pursuant to any Offering under the Plan shall terminate immediately upon cessation of any participating employee's employment with the Company and any designated Affiliate, for any reason, and the Company shall distribute to such terminated employee all of his or her accumulated payroll deductions (reduced to the extent, if any, such deductions have been used to acquire stock for the terminated employee), under the Offering, without interest.

        (d)   Rights granted under the Plan shall not be transferable by a participant otherwise than by will or the laws of descent and distribution, or by a beneficiary designation as provided in paragraph 14 and, otherwise during his or her lifetime, shall be exercisable only by the person to whom such rights are granted.

8.     EXERCISE.

        (a)   On each Purchase Date specified therefor in the relevant Offering, each participant's accumulated payroll deductions and other additional payments specifically provided for in the Offering (without any increase for interest) will be applied to the purchase of whole shares of stock of the Company, up to the maximum number of shares permitted pursuant to the terms of the Plan and the applicable Offering, at the purchase price specified in the Offering. No fractional shares shall be issued upon the exercise of rights granted under the Plan. The amount, if any, of accumulated payroll deductions remaining in each participant's account after the purchase of shares which is less than the amount required to purchase one share of stock on the final Purchase Date of an Offering shall be held in each such participant's account for the purchase of shares under the next Offering under the Plan, unless such participant withdraws from such next Offering, as provided in subparagraph 7(b), or is no longer eligible to be granted rights under the Plan, as provided in paragraph 5, in which case such amount shall be distributed to the participant after such final Purchase Date, without interest. The amount, if any, of accumulated payroll deductions remaining in any participant's account after the purchase of shares which is equal to the amount required to purchase whole shares of stock on the final Purchase Date of an Offering shall be distributed in full to the participant after such Purchase Date, without interest.

        (b)   No rights granted under the Plan may be exercised to any extent unless the shares to be issued upon such exercise under the Plan (including rights granted thereunder) are covered by an effective registration statement pursuant to the Securities Act of 1933, as amended (the "Securities Act") and the Plan is in material compliance with all applicable state, foreign and other securities and other laws applicable to the Plan. If on a Purchase Date in any Offering hereunder the Plan is not so registered or in such compliance, no rights granted under the Plan or any Offering shall be exercised on such Purchase Date, and the Purchase Date shall be delayed until the Plan is subject to such an effective registration statement and such compliance, except that the Purchase Date shall not be delayed more than twelve (12) months and the Purchase Date shall in no event be more than twenty-seven (27) months from the Offering Date. If on the Purchase Date of any Offering hereunder, as delayed to the maximum extent permissible, the Plan is not registered and in such compliance, no rights granted under the Plan or any Offering shall be exercised and all payroll deductions accumulated during the Offering (reduced to the extent, if any, such deductions have been used to acquire stock) shall be distributed to the participants, without interest.

9.     COVENANTS OF THE COMPANY.

        The Company shall seek to obtain from each federal, state, foreign or other regulatory commission or agency having jurisdiction over the Plan such authority as may be required to issue and sell shares of stock upon exercise of the rights granted under the Plan. If, after reasonable efforts, the Company is unable to obtain from any such regulatory commission or agency the authority which counsel for the Company deems necessary for the lawful issuance and sale of stock under the Plan, the Company shall be relieved from any liability for failure to issue and sell stock upon exercise of such rights unless and until such authority is obtained.

10.   USE OF PROCEEDS FROM STOCK.

        Proceeds from the sale of stock pursuant to rights granted under the Plan shall constitute general funds of the Company.

11.   RIGHTS AS A STOCKHOLDER.

        A participant shall not be deemed to be the holder of, or to have any of the rights of a holder with respect to, any shares subject to rights granted under the Plan unless and until the participant's shareholdings acquired upon exercise of rights under the Plan are recorded in the books of the Company.

12.   ADJUSTMENTS UPON CHANGES IN STOCK.

        (a)   If any change is made in the stock subject to the Plan, or subject to any rights granted under the Plan, due to a change in corporate capitalization and without the receipt of consideration by the Company (through reincorporation, stock dividend, stock split, reverse stock split, combination or reclassification of shares), the Plan will be appropriately adjusted in the class(es) and maximum number of securities subject to the Plan pursuant to subsection 3(a), and the outstanding rights will be appropriately adjusted in the class(es) and number of securities and price per share of stock subject to such outstanding rights. Such adjustments shall be made by the Board, the determination of which shall be final, binding and conclusive.

        (b)   In the event of: (1) a dissolution, liquidation or sale of all or substantially all of the securities or assets of the Company, (2) a merger or consolidation in which the Company is not the surviving corporation or (3) a reverse merger in which the Company is the surviving corporation but the shares of Common Stock outstanding immediately preceding the merger are converted by virtue of the merger into other property, whether in the form of securities, cash or otherwise, then any surviving corporation may assume outstanding rights or substitute similar rights for those under the Plan. In the event that no surviving corporation assumes outstanding rights or substitutes similar rights therefor, participants' accumulated payroll deductions shall be used to purchase Common Stock immediately prior to the transaction described above and the participants' rights under the ongoing Offering shall terminate immediately following such purchase.

13.   AMENDMENT OF THE PLAN.

        (a)   The Board at any time, and from time to time, may amend the Plan. However, except as provided in paragraph 12 relating to adjustments upon changes in stock, no amendment shall be effective unless approved by the stockholders of the Company within twelve (12) months before or after the adoption of the amendment, where the amendment will:

            (i)  Increase the number of shares reserved for rights under the Plan;

           (ii)  Modify the provisions as to eligibility for participation in the Plan (to the extent such modification requires stockholder approval in order for the Plan to obtain employee stock purchase plan treatment under Section 423 of the Code or to comply with the requirements of Rule 16b-3 promulgated under the Securities Exchange Act of 1934, as amended ("Rule 16b-3")); or

         (iii)  Modify the Plan in any other way if such modification requires stockholder approval in order for the Plan to obtain employee stock purchase plan treatment under Section 423 of the Code or to comply with the requirements of Rule 16b-3.

It is expressly contemplated that the Board may amend the Plan in any respect the Board deems necessary or advisable to provide eligible employees with the maximum benefits provided or to be provided under the provisions of the Code and the regulations promulgated thereunder relating to employee stock purchase plans and/or to bring the Plan and/or rights granted under it into compliance therewith.

        (b)   Rights and obligations under any rights granted before amendment of the Plan shall not be impaired by any amendment of the Plan, except with the consent of the person to whom such rights were granted, or except as necessary to comply with any laws or governmental regulations, or except as necessary to ensure that the Plan and/or rights granted under the Plan comply with the requirements of Section 423 of the Code.

14.   DESIGNATION OF BENEFICIARY.

        (a)   A participant may file a written designation of a beneficiary who is to receive any shares and cash, if any, from the participant's account under the Plan in the event of such participant's death subsequent to the end of an Offering but prior to delivery to the participant of such shares and cash. In addition, a participant may file a written designation of a beneficiary who is to receive any cash from the participant's account under the Plan in the event of such participant's death during an Offering.

        (b)   Such designation of beneficiary may be changed by the participant at any time by written notice. In the event of the death of a participant and in the absence of a beneficiary validly designated under the Plan who is living at the time of such participant's death, the Company shall deliver such shares and/or cash to the executor or administrator of the estate of the participant, or if no such executor or administrator has been appointed (to the knowledge of the Company), the Company, in its sole discretion, may deliver such shares and/or cash to the spouse or to any one or more dependents or relatives of the participant, or if no spouse, dependent or relative is known to the Company, then to such other person as the Company may designate.

15.   TERMINATION OR SUSPENSION OF THE PLAN.

        (a)   The Board in its discretion, may suspend or terminate the Plan at any time. No rights may be granted under the Plan while the Plan is suspended or after it is terminated.

        (b)   Rights and obligations under any rights granted while the Plan is in effect shall not be altered or impaired by suspension or termination of the Plan, except as expressly provided in the Plan or with the consent of the person to whom such rights were granted, or except as necessary to comply with any laws or governmental regulation, or except as necessary to ensure that the Plan and/or rights granted under the Plan comply with the requirements of Section 423 of the Code.

        (c)   Notwithstanding the foregoing, the Plan shall terminate and no rights may be granted under the Plan after the tenth anniversary of the Effective Date.

16.   EFFECTIVE DATE OF PLAN.

        The Plan shall become effective simultaneously with the effectiveness of the Company's registration statement under the Securities Act with respect to the initial public offering of shares of the Company's Common Stock (the "Effective Date"), but no rights granted under the Plan shall be exercised unless and until the Plan has been approved by the stockholders of the Company within twelve (12) months before or after the date the Plan is adopted by the Board, which date may be prior to the Effective Date.

17.   MISCELLANEOUS PROVISIONS.

        (a)   The Plan and Offering do not constitute an employment contract. Nothing in the Plan or in the Offering shall in any way alter the at will nature of a participant's employment or be deemed to create in any way whatsoever any obligation on the part of any participant to continue in the employ of the Company or any Affiliate, or on the part of the Company or any Affiliate to continue the employment of a participant.

        (b)   The provisions of the Plan shall be governed by the laws of the State of Delaware without resort to that state's conflicts of laws rules.

There are three ways to vote your Proxy

Your telephone or Internet vote authorizes the Named Proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card.	COMPANY #

VOTE BY PHONE—TOLL FREE—1-800-560-1965—QUICK * * * EASY * * * IMMEDIATE

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Use any touch-tone telephone to vote your proxy 24 hours a day, 7 days a week until 12:00 p.m. (CT) on May 30, 2007.
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Please have your proxy card and the last four digits of your Social Security Number or Tax Identification Number available. Follow the simple instructions the Voice provides you.

VOTE BY INTERNET—http://www.eproxy.com/rigl/—QUICK * * * EASY * * * IMMEDIATE

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Use the Internet to vote your proxy 24 hours a day, 7 days a week until 12:00 p.m. (CT) on May 30, 2007.
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Please have your proxy card and the last four digits of your Social Security Number or Tax Identification Number available. Follow the simple instructions to obtain your records and create an electronic ballot.

VOTE BY MAIL

Mark, sign and date your proxy card and return it in the postage-paid envelope we've provided or return it to Rigel Pharmaceuticals, Inc., c/o Shareowner Services,SM P.O. Box 64873, St. Paul, MN 55164-0873.

If you vote by Phone or Internet, please do not mail your Proxy Card

The Board of Directors Recommends a Vote FOR Items 1, 2, 3, 4 and 5.

1.	Election of directors:	01 Jean Deleage, Ph. D. 02 Peter S. Ringrose, Ph. D.	03 Bradford S. Goodwin	☐	Vote FOR all nominees (except as marked)	☐	Vote WITHHELD from all nominees
(Instructions: To withhold authority to vote for any indicated nominee, write the number(s) of the nominee(s) in the box provided to the right.)

* Please fold here *

2.	To approve an amendment to the Company's 2000 Equity Incentive Plan (the "2000 Plan") to increase the number of shares authorized for issuance under the 2000 Plan to an aggregate total of 8,410,403.	☐ For	☐ Against	☐ Abstain
3.	To approve an amendment to the Company's 2000 Non-Employee Directors' Stock Plan (the "Directors Plan") to increase the number of shares authorized for issuance under the Directors Plan to an aggregate total of 435,000.	☐ For	☐ Against	☐ Abstain
4.	To approve an amendment to the Company's 2000 Employee Stock Purchase Plan (the "Purchase Plan") to (i) increase the number of shares authorized for purchase under the Purchase Plan to an aggregate total of 1,964,062 and (ii) terminate the provision providing for an annual increase to the Purchase Plan pursuant to Section 3(a) of the Purchase Plan effective January 1, 2008.	☐ For	☐ Against	☐ Abstain
5.	To ratify the selection by the Audit Committee of the Board of Directors of Ernst & Young LLP as independent registered public accounting firm of the Company for its fiscal year ending December 31, 2007.	☐ For	☐ Against	☐ Abstain

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED AS DIRECTED OR, IF NO DIRECTION IS GIVEN, WILL BE VOTED FOR EACH PROPOSAL.

Address Change? Mark Box Indicate changes below:	☐	Dated:

Signature(s) in Box
Please sign exactly as your name(s) appear on Proxy. If held in joint tenancy, all persons must sign. Trustees, administrators, etc., should include title and authority. Corporations should provide ful name of corporation and title of authorized officer signing the proxy.

RIGEL PHARMACEUTICALS, INC.

ANNUAL MEETING OF STOCKHOLDERS

Thursday, May 31, 2007
10:00 a.m.

Rigel Pharmaceuticals, Inc.
1180 Veterans Boulevard
South San Francisco, CA 94080

Rigel Pharmaceuticals, Inc. 1180 Veterans Boulevard South San Francisco, CA 94080	proxy

This proxy is solicited by the Board of Directors for use at the Annual Meeting on May 31, 2007.

The shares of stock you hold in your account will be voted as you specify on the reverse side.

If no choice is specified, the proxy will be voted "FOR" Items 1, 2, 3, 4 and 5.

By signing the proxy, you revoke all prior proxies and appoint James M. Gower and Dolly A. Vance, and each of them, with full power of substitution, to vote your shares on the matters shown on the reverse side and any other matters which may come before the Annual Meeting and all adjournments.

See reverse for voting instructions.

QuickLinks

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS To Be Held On May 31, 2007
PROXY STATEMENT FOR THE 2007 ANNUAL MEETING OF STOCKHOLDERS
QUESTIONS AND ANSWERS ABOUT THIS PROXY MATERIAL AND VOTING
PROPOSAL 1 ELECTION OF DIRECTORS
REPORT OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS1
PROPOSAL 2 APPROVAL OF 2000 EQUITY INCENTIVE PLAN, AS AMENDED3
PROPOSAL 3 APPROVAL OF 2000 NON-EMPLOYEE DIRECTORS' STOCK OPTION PLAN, AS AMENDED
THE BOARD OF DIRECTORS RECOMMENDS A VOTE IN FAVOR OF PROPOSAL 3.
PROPOSAL 4 AMENDMENT OF THE 2000 EMPLOYEE STOCK PURCHASE PLAN
SECURITIES AUTHORIZED FOR ISSUANCE UNDER EQUITY COMPENSATION PLANS
PROPOSAL 5 RATIFICATION OF SELECTION OF INDEPENDENT AUDITORS
MANAGEMENT EXECUTIVE OFFICERS
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
EXECUTIVE COMPENSATION
DIRECTOR COMPENSATION FOR FISCAL 2006
TRANSACTIONS WITH RELATED PERSONS
HOUSEHOLDING OF PROXY MATERIALS
OTHER MATTERS
  Appendix A
2000 EQUITY INCENTIVE PLAN
  Appendix A
2001 NON-OFFICER EQUITY INCENTIVE PLAN
  Appendix B
2000 NON-EMPLOYEE DIRECTORS' STOCK OPTION PLAN
  Appendix C
2000 EMPLOYEE STOCK PURCHASE PLAN